Exhibit 10.84

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”

COLLABORATION AND LICENSE AGREEMENT

by and between

Akcea Therapeutics, Inc.

and

AstraZeneca AB

i

5.4	Capital Expenditures	25
ARTICLE 6 GOVERNANCE		26
6.1	Joint Steering Committee	26
6.2	Subcommittees	27
6.3	Joint Development Committee	27
6.4	Joint Commercialization and Medical Committee	29
6.5	Regulatory Working Group	30
6.6	Decision-Making	31
6.7	Discontinuation	33
6.8	Alliance Managers	34
6.9	Annual Review	34
ARTICLE 7 GENERAL PROVISIONS RELATING TO THE PROGRAM		34
7.1	Compliance	34
7.2	Subcontracting Rights	35
7.3	Materials Transfer	35
ARTICLE 8 LICENSE GRANTS		36
8.1	License Grant to AstraZeneca	36
8.2	License Grants to Akcea	36
8.3	AstraZeneca’s Sublicensing Rights	37
8.4	Sublicense Conditions	37
8.5	Effect of Termination on Sublicenses	38
8.6	Technology Transfer	38
8.7	Consequence of Natural Expiration of this Agreement	38
8.8	No Other Rights and Retained Rights	38
8.9	Section 365(n) of the Bankruptcy Code	39
8.10	License Conditions; Limitations	39
ARTICLE 9 ROFN AND EXCLUSIVITY PROVISIONS		39
9.1	ROFN for [***]	39
9.2	Exclusivity Covenants	40
9.3	Limitations and Exceptions to Akcea’s Exclusivity Covenants	40
9.4	Competitive Oligo Transactions	40
ARTICLE 10 CLOSING		41
10.1	Closing	41
10.2	Antitrust Filings	42

10.3	Covenants between Signing and Closing	43
ARTICLE 11 UPFRONT FEE; MILESTONES AND ROYALTIES; REIMBURSEMENTS; PAYMENTS		43
11.1	Upfront Fees	43
11.2	Development and Regulatory Milestone Payments	43
11.3	Sales Milestone Payments	44
11.4	Limitations on Milestone Payments; Exceptions; Notice	45
11.5	U.S. Royalties	46
11.6	ROW Royalties	47
11.7	Royalty Reports; Payment of Royalties	49
11.8	Third Party Licenses	49
11.9	Minimum Payments	51
11.10	Other Operating Expenses	51
11.11	Accounting	51
11.12	Methods of Payments	53
11.13	Taxes	53
11.14	Currency Exchange	55
11.15	Interest	55
ARTICLE 12 INTELLECTUAL PROPERTY		55
12.1	Ownership of Inventions; Disclosure; Cross-License	55
12.2	Filing, Prosecution and Maintenance of Patents	57
12.3	Defense of Claims Brought by Third Parties; Oppositions	59
12.4	Enforcement of Patents Against Competitive Infringement	60
12.5	Settlement	62
12.6	Patent Listing	62
12.7	Joint Research Agreement under the Leahy-Smith America Invents Act	62
12.8	Additional Rights and Exceptions	63
12.9	Patent Term Extension	63
12.10	UPC	63
ARTICLE 13 CONFIDENTIALITY		63
13.1	Confidentiality; Exceptions	63
13.2	Prior Confidentiality Agreement Superseded	64
13.3	Authorized Disclosure	65
13.4	Press Release; Disclosure of Agreement	65
13.5	Publications	66

13.6	Remedies	67
13.7	Ongoing Obligation for Confidentiality	67
13.8	Use of Name; Acknowledgment	64
ARTICLE 14 REPRESENTATIONS AND WARRANTIES		67
14.1	Representations and Warranties of the Parties	67
14.2	Representations and Warranties of Akcea	68
14.3	Covenants of the Parties	72
14.4	Covenants of Akcea	72
14.5	Disclaimer	73
ARTICLE 15 INDEMNIFICATION; INSURANCE		74
15.1	Indemnification by AstraZeneca	74
15.2	Indemnification by Akcea	74
15.3	Losses in the U.S	75
15.4	Procedure	75
15.5	Insurance	77
15.6	Damages Waiver	77
ARTICLE 16 TERM AND TERMINATION		78
16.1	Term	78
16.2	Termination	78
16.3	Effects of Termination	81
16.4	Accrued Rights; Surviving Provisions of the Agreement	87
ARTICLE 17 MISCELLANEOUS		87
17.1	Dispute Resolution	87
17.2	Governing Law; Jurisdiction; Equitable Relief; Losses; Remedies	88
17.3	Assignment and Successors	89
17.4	Performance by Affiliates	90
17.5	Force Majeure	90
17.6	Notices	90
17.7	Export Clause	92
17.8	Waiver	92
17.9	Severability	92
17.10	Parent Guaranty.	92
17.11	Change of Control	93
17.12	Entire Agreement; Amendments	93

17.13	Independent Contractors	93
17.14	Headings; Construction; Interpretation	94
17.15	Further Actions	94
17.16	Parties in Interest	94
17.17	Counterparts	94

SCHEDULES

Schedule 1.11	Akcea Core Technology Patent Rights
Schedule 1.18	Akcea Manufacturing Patent Rights
Schedule 1.23	Akcea Product-Specific Patent Rights
Schedule 1.94	Existing In-License Agreements
Schedule 1.185	Prior Agreements
Schedule 2.2.1	Development Plan and Budget
Schedule 3.2.1	Allocation of Co-Commercialization and Medical Affairs Activities
Schedule 3.2.3(b)	Cost Share Scenarios
Schedule 6.8	Alliance Manager Activities
Schedule 7.2.2	Existing Third Party Subcontractors
Schedule 8.3.2	Authorized CMOs as of the Execution Date
Schedule 16.3.3(a)(ii)	Transition Plan Dispute Resolution

v

This COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is executed as of December 6, 2021 (the “Execution Date”), by and between AstraZeneca AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Södertälje, Sweden and with offices at SE-431 83 Mölndal, Sweden (“AstraZeneca”), Akcea Therapeutics, Inc., a Delaware corporation, having its principal place of business at 22 Boston Wharf Road, Boston, MA 02210 (“Akcea”) and with respect to Article 14 and Section 17.10 only, Ionis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (“Ionis”). AstraZeneca and Akcea will be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, AstraZeneca and Akcea are biopharmaceutical companies focused on developing, manufacturing and commercializing therapeutics on a global basis;

WHEREAS, pursuant to that certain Development, Commercialization and License Agreement between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc. dated March 14, 2018 (the “Ionis/Akcea Agreement”), Akcea has an exclusive license from its Affiliate, Ionis, to develop, manufacture and commercialize the Licensed Compound (as defined below) to treat all types of TTR amyloidosis (ATTR), a systemic, progressive and fatal disease;

WHEREAS, the Licensed Compound is currently being investigated in Phase 3 Clinical Trials, and the Parties desire to further Develop and Commercialize the Licensed Compound;

WHEREAS, AstraZeneca is granted certain rights under this Agreement, including an exclusive license to Develop and Commercialize Licensed Products (as defined below) in the Territory.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1
OVERVIEW

1.1         Development and Commercialization. The Parties intend that under this Agreement: (a) the Parties will jointly Develop the Licensed Product pursuant to a Development Plan and Budget and the Parties will share the costs of such Development activities according to certain cost-sharing ratios (and as further described in Section 2.4); (b) the Parties will jointly Commercialize, and perform Medical Affairs activities with respect to, the Licensed Product in the United States pursuant to a U.S. Commercialization Plan and Budget and U.S. Medical Affairs Plan and Budget, as applicable, unless and until Akcea opts out of such activities in accordance with Section 3.6, and the Parties will share the costs of such activities according to certain cost-sharing ratios (as further described in Section 3.4); and (c) AstraZeneca will have the sole right to Commercialize the Licensed Product in all other countries of the Territory pursuant to a corresponding ROW Commercialization Plan.

1.2        Governance. The Parties have agreed to form (a) a joint steering committee to oversee and coordinate the Development, Manufacturing, Commercialization and other Exploitation activities with respect to the Licensed Product under this Agreement, (b) a joint development committee reporting to the JSC to oversee the Development of the Licensed Product under this Agreement, (c) a joint commercialization and medical committee reporting to the JSC to oversee the Parties’ Commercialization and Medical Affairs activities for the Licensed Product under this Agreement, and (d) a regulatory working group reporting to the JDC to develop a Regulatory Strategy and coordinate the preparation and submission of Regulatory Filings in the Territory. The JSC, JDC, JCMC and RWG’s core focus will be the Exploitation of Licensed Products for the U.S. and will serve as information-sharing bodies with respect to Exploitation of the Licensed Products for the ROW Territory.

1.3         Purpose. The purpose of this Article 1 is to provide a high-level overview of the roles, responsibilities, rights and obligations of each Party under this Agreement, and therefore, this Article 1 is qualified in its entirety by the more detailed provisions of this Agreement set forth below.

ARTICLE 2
DEVELOPMENT

2.1         Development Diligence. From the Closing Date, subject to and in accordance with the terms and conditions of this Agreement, (a) Akcea will use Commercially Reasonable Efforts to perform its activities under the Development Plan and Budget and (b) AstraZeneca will use Commercially Reasonable Efforts to (i) obtain Regulatory Approval for a Licensed Product in [***] and (ii) on a [***] basis, to obtain Regulatory Approval for a Licensed Product in such [***], in each case ((i) and (ii)), in accordance with the Development Plan and Budget.

2.2         Development Plan and Budget and Updates.

2.2.1     Development Plan and Budget. Prior to the Execution Date, the Parties have agreed upon an initial development plan and corresponding budget for the Licensed Product, which initial development plan and budget is attached hereto as Schedule 2.2.1 (such development plan and budget, as it may be modified in accordance with the terms and conditions of this Agreement, the “Development Plan and Budget”). The initial Development Plan and Budget includes (and, subject to Section 3.6.2(a)(i), will at all times include): (a) prior to [***] in each of the Initial Indications, the Regulatory Strategy, (b) the high-level Development activities that are to be undertaken by the Parties to obtain Regulatory Approval for the Licensed Product in each Major Market for each Initial Indication, including the Development activities that are to be undertaken by the Parties for the Clinical Trials that are ongoing as of the Execution Date, (c) the allocation of responsibilities between the Parties (which allocation will be consistent with Section 2.2.2) for all activities under the Development Plan and Budget, (d) the estimated timelines for all activities under the Development Plan and Budget and (e) a detailed written budget for the performance of the U.S. Development Activities and Global Development Activities under the Development Plan and Budget for the [***] subsequent Calendar Years, the [***] of which will be (on a rolling [***] basis) a reasonably detailed budget with costs categorized based on whether the activities are U.S. Development Activities, Global Development Activities or ROW Development Activities, and the next [***] of which will be a high-level estimated budget. The terms of, and activities set forth in, the Development Plan and Budget will at all times be designed to be in compliance with all applicable Laws and to be conducted in accordance with professional and ethical standards customary in the pharmaceutical industry, and, where applicable, each Party’s respective health care compliance policies and applicable standard operating procedures.

2.2.2     Allocation of Development Activities. The Development Plan and Budget will include the allocation of responsibilities for all Development activities for the Licensed Product. On an activity-by-activity basis, the Party with primary responsibility for a particular Development activity will be the “Lead Development Party” for such Development activity. Subject to Section 4.2.1(a) and Section 4.2.1(b), unless otherwise mutually agreed by the Parties and set forth in the Development Plan and Budget, the Development Plan and Budget will provide that: (a) Akcea will be the Lead Development Party for all Clinical Trials ongoing as of the Execution Date and (b) AstraZeneca will be the Lead Development Party for (i) all Clinical Trials initiated after the Closing Date and (ii) all Development activities that are [***] to support obtaining and maintaining Regulatory Approval or label expansion of a Licensed Product in the ROW Territory (such clause (b)(ii) Development activities, “ROW Development Activities”).

2.2.3      Changes to the Development Plan and Budget. If a Party wishes to make a change to the Development Plan and Budget, then such Party will submit its proposed change to the JDC for the JDC to review and discuss. Except for any change proposed by [***] and, subject to Section 3.6.2(a)(i), the JDC will revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve such proposed change. The JSC shall review and determine whether to approve any such proposed change to the Development Plan and Budget. Each such update to the Development Plan and Budget will become effective and will supersede the previous Development Plan and Budget upon approval thereof by the JSC (which approval will be memorialized in the minutes of such JSC meeting). For clarity, any update or amendment to the Development Plan and Budget proposed by AstraZeneca with respect to [***].

2.3        Development Activities Prior to Closing Date. After the Execution Date and prior to the Closing Date, Akcea will continue performing Development activities for the Licensed Product in a manner, and with the level of resources, consistent with Akcea’s Development activities prior to the Execution Date. Akcea will promptly notify AstraZeneca if Akcea is required to make any material changes to such performance (a) to comply with any changes in applicable Law, (b) to comply with specific requirements imposed by Regulatory Authorities, or (c) as Akcea reasonably determines in good faith are [***], and, following such notice, Akcea will be permitted to make such changes to such performance.

2.4         Development Costs.

2.4.1      Shared Development Costs. The Parties will share, in accordance with Section 2.4.1(a) and subject to the reconciliations set forth in Section 2.4.1(b), the Eligible Development Expenses that are reasonably allocable to Development of the Licensed Product prior to the Opt-Out Date, if any, that (x) are [***] to support obtaining and maintaining Regulatory Approval or label expansion for the Licensed Product in the U.S. (such Development activities, “U.S. Development Activities”) or (y) are not ROW Development Activities or U.S. Development Activities (such Development activities, “Global Development Activities”).

(a)          Share Ratios.

(i)         Subject to Section 2.4.1(b)(ii), Akcea will bear [***]% and AstraZeneca will bear [***]% of all Eligible Development Expenses incurred in conducting the U.S. Development Activities or Global Development Activities from and after the Closing Date through December 31, 2025.

(ii)        Subject to Section 2.4.1(b)(ii) and Section 2.4.1(b)(iii), Akcea will bear [***]% and AstraZeneca will bear [***]% of all Eligible Development Expenses incurred in conducting the U.S. Development Activities from and after January 1, 2026, and Akcea will bear [***]% and AstraZeneca will bear [***]% of all Eligible Development Expenses incurred in conducting the Global Development Activities from and after January 1, 2026.

(b)          Shared Development Cost Payment Reconciliation. Unless and until the Opt-Out Date occurs (and for the Calendar Quarter in which the Opt-Out Date occurs), the following provisions shall apply:

(i)          No later than [***] after the end of each Calendar Quarter, each Party will deliver to the other Party a non-binding estimate that sets forth the Eligible Development Expenses incurred by or on behalf of such Party in connection with the performance of the U.S. Development Activities and Global Development Activities during such Calendar Quarter. No later than [***] after the end of each Calendar Quarter, each Party will deliver to the other Party a written report that sets forth in detail the actual Eligible Development Expenses incurred by or on behalf of such Party in connection with the performance of U.S. Development Activities and Global Development Activities during such Calendar Quarter, including a comparison of its Eligible Development Expenses for a Development activity to the amount budgeted in the Development Plan and Budget for such activity (such report of actual expenses, the “Development Cost Share Notice”). Each Party will provide the other Party with supporting documentation of such Eligible Development Expenses if reasonably requested by the other Party. For each Calendar Quarter, no later than [***] after receipt of the Development Cost Share Notice for such Calendar Quarter from each Party, the Party that incurred less than its allocation of Eligible Development Expenses during such Calendar Quarter will make a balancing payment to the other Party to effect the cost-sharing ratios set forth in Section 2.4.1(a), to the extent the amounts set forth in the Development Cost Share Notices are undisputed. Any dispute regarding amounts set forth in a Development Cost Share Notice will be promptly referred to the JSC for resolution, and if the JSC determines that any disputed amount should be included in the applicable Development Cost Share Notice, then the Party that incurred less than its allocation of Eligible Development Expenses during such Calendar Quarter (taking into account any balancing payments previously made for such Calendar Quarter pursuant to the immediately preceding sentence) will make a balancing payment to the other Party to effect the cost-sharing ratios set forth in Section 2.4.1(a) within [***] of the JSC determination.

(ii)          If any ROW Development Activities conducted from and after the Closing Date relate to a Clinical Trial that [***] and (1) AstraZeneca will deliver to Akcea [***], and (2) AstraZeneca will [***] in Section 2.4.1(a) for Global Development Activities, to the extent the [***] Section 11.5.1 or Section 11.6.1; provided that in no event will [***]; provided, further, that any dispute regarding [***] will be promptly referred to the JSC for resolution, and if the JSC determines that [***], AstraZeneca will [***] Section 11.5.1 or Section 11.6.1. Any [***]. As soon as reasonably practicable, AstraZeneca will promptly notify Akcea if it [***] and provide [***].

(iii)          If any U.S. Development Activities conducted from and after [***] relate to a Clinical Trial that [***], then such activities will be [***] and (1) Akcea will have the right to [***] and (2) Akcea will [***]; provided that in no event will [***]. Any [***]; provided that [***], then AstraZeneca [***].

(iv)          Notwithstanding the foregoing, the [***] from a Clinical Trial (A) in any annual or periodic safety reports to any Regulatory Authority with respect to the Licensed Product or (B) in the safety information portion of the Licensed Product labeling without the Licensed Product being approved for the applicable indication that was the subject of such Clinical Trial, in either case ((A) or (B)), shall not alone result in [***] under Section 2.4.1(b)(ii) or Section 2.4.1(b)(iii).

2.4.2      ROW Eligible Development Expenses. Except as set forth in Section 2.4.1(b)(ii), [***] will be responsible for [***] costs and expenses incurred in connection with the ROW Development Activities for the Licensed Product.

2.5          Additional Development.

2.5.1     Additional Development. If AstraZeneca proposes to conduct any Development activity that would constitute U.S. Development Activities or Global Development Activities that is not set forth in the then-current Development Plan and Budget (“Additional Development”), then AstraZeneca will present to the JDC, to review, discuss and make a recommendation to the JSC as to whether to approve, a proposal to add such Additional Development to the Development Plan and Budget, including the countries in which such activities would be conducted, the allocation of performance of such activities between the Parties, and, if applicable, a summary of the Regulatory Approval or expanded or modified label that AstraZeneca is seeking to obtain based on the data from such Additional Development (which summary will be consistent with any proposals prepared by AstraZeneca as part of its internal approval process for such Development) (an “Additional Development Proposal”). The JSC shall review and determine whether to approve any such Additional Development Proposal. Each Additional Development Proposal will describe in reasonable detail the Development activities that AstraZeneca desires to conduct, including a proposed timeline and budget and an analysis of the business opportunity and revenue potential for such Additional Development and, with respect to any Clinical Trial, an outline of the Clinical Trial, the proposed enrollment criteria, the number of patients to be included, the endpoints to be measured, and the statistical design and powering.

2.5.2       JSC Decision Regarding Additional Development.

(a)         JSC Approval. If the JSC approves an Additional Development Proposal, then, upon such an approval: (i) the Additional Development set forth in such Additional Development Proposal will be deemed “U.S. Development Activities” or “Global Development Activities” (as applicable) for purposes of this Agreement and (ii) the JDC will update the Development Plan and Budget to include such activities.

(b)          No JSC Approval. If the JSC fails to approve an Additional Development Proposal, then, upon such a failure, except as otherwise set forth in Section 2.5.3, the Additional Development proposed in the Additional Development Proposal will not be included in the Development Plan and Budget and AstraZeneca will have the right to conduct such Additional Development solely in accordance with Section 2.5.3.

2.5.3      Independent Performance of Additional Development. If the JSC fails to approve for inclusion in the Development Plan and Budget the Additional Development Proposal (or any modified version thereof), then AstraZeneca will have the right, upon written notice to Akcea, to conduct such Additional Development set forth in the Additional Development Proposal [***], subject to Section 2.5.4. AstraZeneca will conduct such Additional Development in accordance with the applicable Additional Development Proposal (including the budget therein) previously provided to the JSC that the JSC declined to approve; provided that, upon written notice to Akcea, AstraZeneca may update or amend such Additional Development Proposal (and budget therein) so long as AstraZeneca does not materially change the scope of Additional Development to be conducted without repeating the Additional Development Proposal process set forth in Section 2.5.1 and Section 2.5.2. No Development activities included in an Additional Development Proposal may be included in or contemplated by the Development Plan and Budget if not approved by the JSC; provided that any Additional Development Proposal that is not approved by the JSC may be described in the Development Plan and Budget for informational purposes only and will be marked as not approved by the JSC and not subject to the Parties’ respective rights and obligations related to the Development Plan and Budget under this Agreement. AstraZeneca will keep the JSC reasonably informed of any progress and results of activities for such Additional Development undertaken by it or on its behalf at each regularly scheduled meeting thereof.

2.5.4      Successful Additional Development. With respect to any Additional Development conducted pursuant to Section 2.5.3, if the Additional Development [***], then AstraZeneca will have the right to deduct an amount equal to (a) [***] of Akcea’s applicable share of the costs of such Additional Development with respect to such Additional Development activities conducted prior to [***] and (b) [***] of Akcea’s applicable share of the costs of such Additional Development with respect to such Additional Development activities conducted on or after [***] (in each case which share will be based on whether such Additional Development was deemed to be U.S. Development Activities or Global Development Activities and the share ratios in Section 2.4.1(a)) from amounts payable to Akcea pursuant to Section 11.5.1 or Section 11.6.1; provided that in no event will the reductions under Section 2.4.1(b)(ii) and this Section 2.5.4 collectively reduce the amounts payable to Akcea pursuant to Section 11.5.1 or Section 11.6.1 (as adjusted by Section 11.6.2) by more than [***] in a given Calendar Quarter. Any excess amounts that would have otherwise been deducted in a Calendar Quarter shall be deducted from amounts payable to Akcea pursuant to Section 11.5.1 or Section 11.6.1 in successive Calendar Quarters until [***]; provided that if any such excess amounts remain undeducted after [***] successive Calendar Quarters (or, if earlier, the end of the Term), then [***]. Notwithstanding the foregoing, the [***] from an Additional Development activity (a) in any annual or periodic safety reports to any Regulatory Authority with respect to the Licensed Product or (b) in the safety information portion of the Licensed Product labeling without the Licensed Product being approved for the applicable indication that was the subject of such Additional Development, in either case ((a) or (b)), shall not alone result in any right for AstraZeneca to deduct costs pursuant to this Section 2.5.4.

2.5.5      Other Development. For the avoidance of doubt, neither Party will have the right to conduct any Development activities with respect to the Licensed Product that are not set forth in the Development Plan and Budget, except as expressly set forth in this Section 2.5.  Notwithstanding anything to the contrary in this Agreement but without limiting each Party’s rights and obligations under Article 8 and Article 9, the Parties agree that this Agreement may not be fit for the Development and Commercialization of [***], and neither Party shall clinically Develop or Commercialize [***] under this Agreement unless and until the Parties agree to appropriate amendments to this Agreement with respect thereto.

2.6        Records. Each Party will, and will cause its Affiliates and subcontractors to, maintain materially complete, current and accurate copies of records of all Development activities conducted by such Party pursuant to the Development Plan and Budget, and all results, data, developments and other Know-How made in conducting such activities. Such records will accurately reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for applicable patent and regulatory purposes.

2.7          Disclosure of Results. Each Party will disclose to the other Party the results of all Development activities conducted by such Party under the Development Plan and Budget (other than [***]) in a reasonable manner as such results are obtained. Unless and until Akcea exercises the Opt-Out Right in accordance with Section 3.6, such disclosure will occur as soon as reasonably practicable. If Akcea exercises the Opt-Out Right in accordance with Section 3.6, then such disclosure will occur at each meeting of the JDC; provided that for any material results, such disclosure will occur as soon as reasonably practicable. The Parties will provide reports and analyses at each meeting of the JDC as contemplated under Section 6.3.3 (or as soon as practicable after the Completion of a Clinical Trial) detailing the current status of the Licensed Product under the Development Plan and Budget together with a summary of the data generated by such Party under the Development Plan and Budget.

ARTICLE 3
COMMERCIALIZATION AND MEDICAL AFFAIRS

3.1          Commercialization Generally.

3.1.1      Diligence. From the Closing Date, subject to and in accordance with the terms and conditions of this Agreement, (a) each Party will use Commercially Reasonable Efforts to perform its respective activities under the U.S. Commercialization Plan and Budget and the U.S. Medical Affairs Plan and Budget and (b) AstraZeneca will use Commercially Reasonable Efforts to (i) following receipt of Regulatory Approval for a Licensed Product [***], Commercialize such Licensed Product for the treatment of [***] and (ii) on a [***] basis, following receipt of Regulatory Approval for a Licensed Product in [***], Commercialize such Licensed Product [***] in such [***].

3.1.2      Responsibility. Except for the Co-Commercialization and Medical Affairs Activities to be performed by Akcea in the U.S. consistent with the U.S. Commercialization Plan and Budget and U.S. Medical Affairs Plan and Budget, AstraZeneca will have the sole right to Commercialize the Licensed Products in the Territory. As between the Parties, AstraZeneca and its Affiliates and its and their Sublicensees will have the sole right and will be solely responsible for (a) determining and establishing the pricing of Licensed Products and the terms of sale (including any rebates or discounts) in the Territory, (b) invoicing, booking and recording sales of Licensed Products in the Territory, (c) warehousing and distribution of Licensed Products in the Territory, and (d) handling all governmental rebates and similar payments that are due and owing with respect to Licensed Products in the Territory, including the submission of any required reports, including price reports, to any Governmental Authority. Moreover, as between the Parties, AstraZeneca and its Affiliates and its and their Sublicensees will have the sole right and will be solely responsible for handling all returns of commercialized Licensed Product, as well as all aspects of Licensed Product order processing, invoicing and collection, distribution, inventory and receivables, in the Territory. The Parties will perform Co-Commercialization and Medical Affairs Activities in accordance with [***] operating policies and processes to the extent (i) such policies and processes (and any updates or changes thereto) are [***] and (ii) [***].

3.2          U.S. Commercialization Plan and Budget, U.S. Medical Affairs Plan and Budget and Updates.

3.2.1      U.S. Commercialization Plan and Budget. Unless and until Akcea exercises the Opt-Out Right in accordance with Section 3.6, the Commercialization of the Licensed Product in the United States will be governed by a written plan that will include a corresponding budget (such Commercialization plan, as it may be modified in accordance with the terms and conditions of this Agreement, the “U.S. Commercialization Plan and Budget”). Only activities that are solely or primarily intended for the U.S. (including post approval commitments required by the FDA) will be classified as “U.S. Commercial” activities in the U.S. Commercialization Plan and Budget, and [***] will not exercise its final decision-making right in Section 6.6.5(e) to approve a U.S. Commercialization Plan and Budget that is inconsistent with the foregoing.

(a)         Interim U.S. Commercialization Plan and Budget. Within [***] after the Closing Date (or longer time period as may be agreed by the Parties), AstraZeneca will prepare, in consultation and with input from Akcea, an interim U.S. Commercialization Plan and Budget to govern the Commercialization of the Licensed Product in the U.S. from the Closing Date through [***] (the “Interim U.S. Commercialization Plan and Budget”), which plan will contain (i) all Commercialization activities to be conducted by each Party for the Licensed Product in the United States from the Closing Date through [***], (ii) the allocation of responsibilities between the Parties (which allocation will be consistent with Schedule 3.2.1), (iii) the estimated timelines for all activities under the Interim U.S. Commercialization Plan and Budget, and (iv) a reasonably detailed written budget for the performance of all activities set forth in the Interim U.S. Commercialization Plan and Budget. AstraZeneca will present the Interim U.S. Commercialization Plan and Budget to the JCMC for the JCMC to review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve. The JSC shall review and determine whether to approve such Interim U.S. Commercialization Plan and Budget. The Interim U.S. Commercialization Plan and Budget will be considered the “U.S. Commercialization Plan and Budget” (including for purposes of cost-sharing) until a comprehensive U.S. Commercialization Plan and Budget is approved by the JSC pursuant to Section 3.2.1(b) (which approval will be memorialized in the minutes of such JSC meeting). The Interim U.S. Commercialization Plan and Budget will focus primarily on Commercialization of the Licensed Products for [***], and any Commercialization activities with respect to [***] will be included at a high level.

(b)        Comprehensive U.S. Commercialization Plan and Budget. At such time as the JCMC may determine, AstraZeneca will prepare, in consultation and with input from Akcea, and present to the JCMC, for the JCMC to review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve, an updated U.S. Commercialization Plan and Budget to replace the Interim U.S. Commercialization Plan and Budget. The JSC shall review and determine whether to approve such updated U.S. Commercialization Plan and Budget. The updated U.S. Commercialization Plan and Budget will at all times include: (i) all Commercialization activities to be conducted by each Party for the Licensed Product in the United States, including any post-approval commitments required by the FDA, (ii) a detailed [***] promotional plan for each Licensed Product (which will be consistent with the guidelines in Schedule 3.2.1), (iii) the allocation of responsibilities between the Parties (which allocation will be consistent with Schedule 3.2.1) and the estimated timelines for all activities under the U.S. Commercialization Plan and Budget, and (iv) a written budget for the performance of all activities set forth in the U.S. Commercialization Plan and Budget, in all cases (except for clause (ii)), for [***]; provided that [***]. The Parties will use diligent efforts to enable the JSC to approve the comprehensive U.S. Commercialization Plan and Budget described in this Section 3.2.1(b) within [***] after the Closing Date; provided that the first comprehensive U.S. Commercialization Plan and Budget will focus primarily on Commercialization of the Licensed Products for [***], and any Commercialization activities with respect to [***] will be included at a high level, with the understanding that AstraZeneca will update the comprehensive U.S. Commercialization Plan and Budget to include additional detail regarding Commercialization of the Licensed Products for [***]. The Interim U.S. Commercialization Plan and Budget will be superseded upon approval of the comprehensive U.S. Commercialization Plan and Budget described in this Section 3.2.1(b).

3.2.2      U.S. Medical Affairs Plan and Budget. Unless and until Akcea exercises the Opt-Out Right in accordance with Section 3.6, the Medical Affairs activities for the Licensed Product in the United States will be governed by a written plan that will include a corresponding budget (such Medical Affairs plan, as it may be modified in accordance with the terms and conditions of this Agreement, the “U.S. Medical Affairs Plan and Budget” and the activities set forth in the U.S. Medical Affairs Plan and Budget, together with the activities set forth in the U.S. Commercialization Plan and Budget, the “Co-Commercialization and Medical Affairs Activities”). Only activities that are solely or primarily intended for the U.S. will be classified as “U.S. Medical Affairs” activities in the U.S. Medical Affairs Plan and Budget, and [***] will not exercise its final decision-making right in Section 6.6.5(f) to approve a U.S. Medical Affairs Plan and Budget that is inconsistent with the foregoing.

(a)         Interim U.S. Medical Affairs Plan and Budget. Within [***] after the Closing Date (or longer time period as may be agreed by the Parties), AstraZeneca will prepare, in consultation and with input from Akcea, an interim U.S. Medical Affairs Plan and Budget to govern the Medical Affairs activities for the Licensed Product in the U.S. from the Closing Date through [***] (the “Interim U.S. Medical Affairs Plan and Budget”), which plan will contain (i) all Medical Affairs activities to be conducted by each Party for the Licensed Product in the United States from the Closing Date through [***], (ii) the allocation of responsibilities between the Parties (which allocation will be consistent with Schedule 3.2.1), (iii) the estimated timelines for all activities under the Interim U.S. Medical Affairs Plan and Budget, and (iv) a reasonably detailed written budget for the performance of all activities set forth in the Interim U.S. Medical Affairs Plan and Budget. AstraZeneca will present the Interim U.S. Medical Affairs Plan and Budget to the JCMC for the JCMC to review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve the Interim U.S. Medical Affairs Plan and Budget. The JSC shall review and determine whether to approve such Interim U.S. Medical Affairs Plan and Budget. The Interim U.S. Medical Affairs Plan and Budget will be considered the “U.S. Medical Affairs Plan and Budget” (including for purposes of cost-sharing) until a comprehensive U.S. Medical Affairs Plan and Budget is approved by the JSC pursuant to Section 3.2.2(b) (which approval will be memorialized in the minutes of such JSC meeting). The Interim U.S. Medical Affairs Plan and Budget will focus primarily on Medical Affairs activities with respect to the Licensed Products [***], and any Medical Affairs activities with respect to [***] will be included at a high level. Notwithstanding any provision to the contrary in this Agreement, Akcea will have the right to continue conducting any Medical Affairs activities for the Licensed Product in the United States that were ongoing prior to the Closing Date until the JSC approves the Interim U.S. Medical Affairs Plan and Budget; provided that (x) upon the reasonable request of AstraZeneca, the Parties will meet to discuss such Medical Affairs activities and Akcea’s performance thereof, and (y) Akcea will use reasonable efforts to comply with AstraZeneca’s operating policies and processes in the performance of such Medical Affairs activities to the extent (1) such policies and processes (and any updates or changes thereto) are provided reasonably in advance in writing to Akcea and (2) compliance with such policies and processes by Akcea or its Affiliates is reasonably practicable.

(b)         Comprehensive U.S. Medical Affairs Plan and Budget. At such time as the JCMC may determine, AstraZeneca will prepare, in consultation and with input from Akcea, and present to the JCMC, for the JCMC to review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve, an updated U.S. Medical Affairs Plan and Budget to replace the Interim U.S. Medical Affairs Plan and Budget. The JSC shall review and determine whether to approve such updated U.S. Medical Affairs Plan and Budget. The updated U.S. Medical Affairs Plan and Budget will at all times include: (i) all Medical Affairs activities to be conducted by each Party for the Licensed Product in the United States, (ii) the allocation of responsibilities between the Parties (which allocation will be consistent with Schedule 3.2.1) and the estimated timelines for all activities under the U.S. Medical Affairs Plan and Budget, (iii) the strategy for publications and medical congresses related to the Licensed Product, and (iv) a written budget for the performance of all activities set forth in the U.S. Medical Affairs Plan and Budget, in all cases, for [***]; provided that [***]. The first comprehensive U.S. Medical Affairs Plan and Budget will focus primarily on Medical Affairs activities with respect to the Licensed Products [***], and any Medical Affairs activities with respect to [***] will be included at a high level, with the understanding that AstraZeneca will update the comprehensive U.S. Medical Affairs Plan and Budget to include additional detail regarding Medical Affairs activities with respect to the Licensed Products [***]. The Interim U.S. Medical Affairs Plan and Budget will be superseded upon approval of the comprehensive U.S. Medical Affairs Plan and Budget described in this Section 3.2.2(b).

3.2.3       Changes to the U.S. Commercialization Plan and Budget or the U.S. Medical Affairs Plan and Budget.

(a)          If a Party wishes to make a change to the U.S. Commercialization Plan and Budget or the U.S. Medical Affairs Plan and Budget, then such Party will submit its proposed change to the JCMC for the JCMC to review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve such change. The JSC shall review and determine whether to approve such change to the U.S. Commercialization Plan and Budget or the U.S. Medical Affairs Plan and Budget, as applicable. Each such update to the U.S. Commercialization Plan and Budget or the U.S. Medical Affairs Plan and Budget will become effective and will supersede the previous U.S. Commercialization Plan and Budget or U.S. Medical Affairs Plan and Budget, as applicable, upon approval thereof by the JSC (which approval will be memorialized in the minutes of such JSC meeting).

(b)          For any Calendar Year in a U.S. Commercialization Plan and Budget and U.S. Medical Affairs Plan and Budget (such Calendar Year, the “Reference Calendar Year”), if the Senior Officers are unable to agree to, and [***] exercises its final decision-making right in Section 6.6.5(e) or Section 6.6.5(f), as applicable, to approve, an update to the budget for the Reference Calendar Year set forth in any U.S. Commercialization Plan and Budget or U.S. Medical Affairs Plan and Budget, then the Parties’ cost-sharing obligations under Section 3.4.1 for such Reference Calendar Year under the U.S. Commercialization Plan and Budget and U.S. Medical Affairs Plan and Budget combined will be [***] (such amount, the “Cost Sharing Cap”).  Any FTE Costs and Out-of-Pocket Costs incurred for Commercialization or Medical Affairs activities for the Licensed Product in the U.S. in excess of the Cost Sharing Cap for a given Calendar Year will not constitute Eligible Expenses and AstraZeneca will be responsible for all such FTE Costs and Out-of-Pocket Costs. Schedule 3.2.3(b) contains examples of the budgeting and cap mechanism contemplated by this Section 3.2.3(b), which examples are for illustrative purposes only. Notwithstanding the foregoing, if the Parties approve by unanimous Party Vote or by the Senior Officers the budget for the Reference Calendar Year set forth in the U.S. Commercialization Plan and Budget and the U.S. Medical Affairs Plan and Budget when the Reference Calendar Year is the immediately following Calendar Year (e.g., the Parties approve a budget for Calendar Year 2024 in the fourth quarter of 2023), then the provisions of this Section 3.2.3(b) and the Cost Sharing Cap shall not apply.

3.2.4      Co-Commercialization Agreement. Without limiting Section 3.2.1 or Section 3.2.2, prior to [***] performing any marketing or promotional activities for the Licensed Product for the U.S., the Parties shall negotiate in good faith and enter into a co-commercialization agreement to govern the Parties’ performance of co-commercialization, which agreement shall contain reasonable and customary terms for similar co-commercialization agreements that are consistent with the terms and conditions of this Agreement, including the U.S. Commercialization Plan and Budget, U.S. Medical Affairs Plan and Budget and Schedule 3.2.1.

3.3          ROW Commercialization Plan and Updates. AstraZeneca will have the sole right to Commercialize the Licensed Product in the ROW Territory and will conduct such Commercialization in accordance with a high-level written plan or a comparable document consistent with AstraZeneca’s then current internal practices for AstraZeneca’s internal programs outlining key aspects of Commercialization activities for such Licensed Product in the ROW Territory (the “ROW Commercialization Plan”). The ROW Commercialization Plan will contain high-level information consistent with AstraZeneca’s commercialization plans for its similar products at similar stages of commercialization in the same AstraZeneca franchise, including a status update, timelines, goals, and success criteria, but excluding any confidential information of a Third Party that AstraZeneca is prohibited from sharing with Akcea under restrictions imposed by such Third Party (provided that AstraZeneca will use Commercially Reasonable Efforts to ensure any agreement specific to the Licensed Compound or Licensed Product entered into after the Closing Date will allow for such sharing with Akcea). No later than [***] prior to the anticipated First Commercial Sale of the Licensed Product in [***], AstraZeneca will prepare the ROW Commercialization Plan and provide the JCMC with copies of such ROW Commercialization Plan to review and discuss; provided that the first ROW Commercialization Plan will focus primarily on Commercialization of the Licensed Products in the ROW Territory [***], and any Commercialization activities in the ROW Territory with respect to [***] will be included at a high level, with the understanding that AstraZeneca will update the ROW Commercialization Plan to include additional detail regarding Commercialization of the Licensed Products in the ROW Territory [***]. At least once every [***] during the Term (or more frequently as may be consistent with AstraZeneca’s standard practice), AstraZeneca will review and update the ROW Commercialization Plan based on the currently available information and data for the Licensed Product and provide updated copies of such ROW Commercialization Plan to the JCMC for the JCMC to review and discuss. AstraZeneca will [***] any comments provided by Akcea on the ROW Commercialization Plan.

3.4          Commercialization and Medical Affairs Costs.

3.4.1      Shared Commercialization and Medical Affairs Costs.

(a)          Share Ratios. The Parties will share the Eligible Commercialization Expenses and the Eligible Medical Affairs Expenses that are reasonably allocable to Commercialization and Medical Affairs activities for Licensed Products for the U.S. prior to the Opt-Out Date, if any, as follows, but subject to the Cost Sharing Cap (if applicable): Akcea will bear [***] and AstraZeneca will bear [***] of all Eligible Commercialization Expenses and Eligible Medical Affairs Expenses for Commercialization and Medical Affairs activities that are expressly classified as “U.S. Commercial” or “U.S. Medical Affairs” activities in the U.S. Commercialization Plan and Budget or the U.S. Medical Affairs Plan and Budget, as applicable; provided that Akcea will bear [***] and AstraZeneca will bear [***] of (i) all Eligible Commercialization Expenses incurred in [***] and (ii) Eligible Commercialization Expenses and Eligible Medical Affairs Expenses for Commercialization and Medical Affairs activities that are [***], in the case of clause (ii) that are expressly classified in the U.S. Commercialization Plan and Budget or the U.S. Medical Affairs Plan and Budget, as applicable, as activities that are [***].

(b)          Shared Commercialization and Medical Affairs Costs Payment Reconciliation. Unless and until the Opt-Out Date occurs (and for the Calendar Quarter in which the Opt-Out Date occurs), the following shall apply:

(i)          No later than [***] after the end of each Calendar Quarter, each Party will deliver to the other Party a non-binding estimate that sets forth the Eligible Commercialization Expenses and Eligible Medical Affairs Expenses incurred by or on behalf of such Party during such Calendar Quarter. No later than [***] after the end of each Calendar Quarter, each Party will deliver to the other Party a written report that sets forth in detail the actual Eligible Commercialization Expenses and Eligible Medical Affairs Expenses incurred by or on behalf of such Party during such Calendar Quarter, including a comparison of such Eligible Commercialization Expenses and Eligible Medical Affairs Expenses for a Commercialization or Medical Affairs activity, as applicable, to the amount budgeted for such activity in the U.S. Commercialization Plan and Budget or U.S. Medical Affairs Plan and Budget (the “Commercialization and Medical Affairs Cost Share Notice”). Each Party will provide the other Party with supporting documentation of such Eligible Commercialization Expenses and Eligible Medical Affairs Expenses if reasonably requested by the other Party. For each Calendar Quarter, no later than [***] after receipt of the Commercialization and Medical Affairs Cost Share Notice for such Calendar Quarter from each Party, the Party that incurred less than its allocation of Eligible Commercialization Expenses and Eligible Medical Affairs Expenses during such Calendar Quarter will make a balancing payment to the other Party to effect the cost-sharing ratios set forth in Section 3.4.1(a), to the extent the amounts set forth in the Commercialization and Medical Affairs Cost Share Notices are undisputed. Any dispute regarding amounts set forth in a Commercialization and Medical Affairs Cost Share Notice will be promptly referred to the JSC for resolution, and if the JSC determines that any disputed amount should be included in the applicable Commercialization and Medical Affairs Cost Share Notice, the Party that incurred less than its allocation of Eligible Commercialization Expenses and Eligible Medical Affairs Expenses during such Calendar Quarter (taking into account any balancing payments previously made for such Calendar Quarter pursuant to the immediately preceding sentence) will make a balancing payment to the other Party to effect the cost-sharing ratios set forth in Section 3.4.1(a) within [***] of the JSC determination.

3.4.2     ROW Commercialization Costs. Except as set forth in Section 3.4.1(a), [***] will be solely responsible for [***] of its costs and expenses incurred in connection with the Commercialization and Medical Affairs activities for the Licensed Product in the ROW Territory.

3.5         Commercialization and Medical Affairs Reporting. On a quarterly basis, if a Party is conducting any Commercialization or Medical Affairs activities for the Licensed Product in the Territory, then such Party will, within [***] after the end of each Calendar Quarter, provide to the JCMC for its review and discussion, a high-level report summarizing such Party’s and its Affiliates’ and Sublicensees’ material Commercialization and Medical Affairs activities with respect to the Licensed Product over the prior Calendar Quarter.

3.6          Akcea Opt-Out Right.

3.6.1      Opt-Out Right and Exercise. If Akcea no longer wants to participate in Co-Commercialization and Medical Affairs Activities, it will also have the right to opt-out of its rights and obligations to perform the Co-Commercialization and Medical Affairs Activities and to pay any portion of Eligible Expenses set forth under this Agreement (such right the “Opt-Out Right”). Akcea may exercise the Opt-Out Right by providing written notice to AstraZeneca of such election anytime from the Closing Date until (a) [***] (such time period, including any extension as set forth in this Section 3.6.1, the “First Opt-Out Period”) and (b) [***] (such time period, including any extension as set forth in this Section 3.6.1, the “Second Opt-Out Period”). On an Initial Indication-by-Initial Indication basis, promptly after [***], unless Akcea has already exercised its Opt-Out Right, AstraZeneca will prepare and present to the JCMC, for the JCMC to review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve, an updated U.S. Commercialization Plan and Budget and U.S. Medical Affairs Plan and Budget that reflect the Co-Commercialization and Medical Affairs Activities for the Licensed Product in such Initial Indication, which will include AstraZeneca’s then most recent forecasted profit and loss model for each Licensed Product for the [***] Calendar Years; provided that, for clarity, such profit and loss model shall be for information purposes only and shall not affect the U.S. Commercialization Plan and Budget or the U.S. Medical Affairs Plan and Budget or the financial allocations hereunder. If AstraZeneca fails to provide such updated U.S. Commercialization Plan and Budget and U.S. Medical Affairs Plan and Budget to the JCMC within [***] after [***], then the First Opt-Out Period or Second Opt-Out Period (as applicable) will be extended until [***] after AstraZeneca presents such updated U.S. Commercialization Plan and Budget and such updated U.S. Medical Affairs Plan and Budget to the JCMC.

3.6.2       Effects of Opt-Out.

(a)          In General. If Akcea exercises the Opt-Out Right during either the First Opt-Out Period or the Second Opt-Out Period pursuant to this Section 3.6, then as of (x) if Akcea provides written notice to AstraZeneca of such election prior to [***] and (y) if Akcea provides written notice to AstraZeneca of such election on or after [***] (the date described in clause (x) or clause (y), as applicable, “Opt-Out Date”) (provided that if Akcea is deemed to exercise the Opt-Out Right pursuant to Section 16.3.4 or Section 17.11.3, the Opt-Out Date shall be the date that AstraZeneca provides written notice thereof to Akcea pursuant to Section 16.3.4 or Section 17.11.3, as applicable), without limiting any other effects of exercise of the Opt-Out Right set forth in this Agreement, the following effects will apply:

(i)          Unless otherwise agreed by the Parties, Akcea will no longer have any rights or obligations with respect to, and AstraZeneca will have the sole right to conduct, at its sole cost and expense, all further Development activities for the Licensed Product for the Territory, except that Akcea will continue to conduct any Clinical Trial allocated to Akcea under the Development Plan and Budget that is ongoing as of the Opt-Out Date at AstraZeneca’s sole cost and expense for Eligible Development Expenses, until the earlier of Completion of such Clinical Trial or AstraZeneca’s request for such Clinical Trial to be transferred to AstraZeneca (which transfer will be at AstraZeneca’s sole cost and expense and effectuated on a mutually agreed timeline). The JDC shall review and discuss (but not approve) any further updates or amendments to the Development Plan and Budget, and, notwithstanding Section 2.2.1, any future iterations of the Development Plan and Budget will be consistent with AstraZeneca’s then current internal practices for AstraZeneca’s internal programs outlining key aspects of the Development of the Licensed Product through all Regulatory Approval and will not need to include a budget;

(ii)         the provisions of Section 2.5 (Additional Development) will no longer apply;

(iii)        Akcea will no longer have any rights or obligations with respect to, and AstraZeneca will have the sole right to conduct, at its sole cost and expense, all further Medical Affairs activities for the Licensed Product in the Territory;

(iv)        Akcea will no longer have any rights or obligations with respect to, and AstraZeneca will have the sole right to conduct, at its sole cost and expense, all further Commercialization activities for the Licensed Product in the Territory;

(v)        the provisions of Section 3.2 (U.S. Commercialization Plan and Budget, U.S. Medical Affairs Plan and Budget and Updates) will no longer apply, and the provisions of Section 3.3 (ROW Commercialization Plan and Updates) will apply to the U.S. and the ROW Territory;

(vi)        AstraZeneca’s reporting obligations under Section 3.5 (Commercialization and Medical Affairs Reporting) will apply to both the U.S. and the ROW Territory on [***] basis (rather than a quarterly basis);

(vii)       AstraZeneca will buy, at [***], any API and drug product for the Licensed Product that is required by AstraZeneca to complete such ongoing Clinical Trials for the Licensed Product, if applicable; provided that the foregoing shall not affect Akcea’s obligations under Section 5.1.1 to Manufacture and supply clinical supply of the Licensed Compound and the Licensed Product through the later of (A) [***] and (B) [***], and at [***] request, Akcea and AstraZeneca shall negotiate in good faith and enter into a supply agreement and quality agreement to govern such supply, which agreements shall contain reasonable and customary terms for similar supply and quality agreements that are not inconsistent with the terms and conditions of this Agreement;

(viii)      the licenses granted to Akcea under Section 8.2 will automatically and immediately terminate, except to the extent (and for so long as is) required to perform Development activities pursuant to Section 3.6.2(a)(i) and to Manufacture and supply clinical supply of the Licensed Compound and the Licensed Product in accordance with Section 5.1.1;

(ix)        the provisions of Section 5.4 (Capital Expenditures) will no longer apply;

(x)         Akcea will not be responsible for any Eligible Expenses to the extent reasonably allocable to Exploitation of the Licensed Product from and after the Opt-Out Date; and

(xi)        AstraZeneca will no longer be responsible for [***] achieved after the Opt-Out Date.

(b)          Opt-Out Economics.

(i)          Scenario One. Subject to the remainder of this Section 3.6.2(b), if Akcea exercises the Opt-Out Right (including if Akcea is deemed to exercise the Opt-Out Right pursuant to Section 16.3.4 or Section 17.11.3), then, in addition to the effects set forth in Section 3.6.2(a), subject to Section 3.6.2(b)(ii), AstraZeneca will pay Akcea royalties at royalty rates that are agreed to by the Parties within [***] of such exercise (such royalty rates, “Opt-Out Scenario One Royalty Rates”) on Net Sales in the U.S. from and after the Opt-Out Date (“Opt-Out Scenario One Royalties”). Subject to Section 17.11.3, such Opt-Out Scenario One Royalty Rates will be determined by the Parties to equate to [***] of the estimated average per unit U.S. operating profit with respect to the Licensed Product(s) from the First Commercial Sale of the Licensed Product through the anticipated expiration of the Royalty Term (taking into account the effects of any Patent Term Extensions) in the U.S. The “U.S. operating profit” will be determined consistently with AstraZeneca’s Accounting Standards (as such Accounting Standards are applied consistently across AstraZeneca’s products) and will not take into account any payments owed to Akcea under this Agreement. To facilitate the negotiation of such Opt-Out Scenario One Royalty Rates, AstraZeneca will provide, within [***] after the date that Akcea exercises the Opt-Out Right, Akcea with its [***]. For clarity, the Opt-Out Scenario One Royalty Rates will be determined one time (within [***] of Akcea’s exercise of the Opt-Out Right, subject to any extension pursuant to Section 3.6.2(b)(ii)) and shall not be adjusted or renegotiated after such Opt-Out Scenario One Royalty Rates are agreed. If the Parties agree on the Opt-Out Scenario One Royalty Rates, then (A) except in the case of a deemed exercise of the Opt-Out Right under Section 16.3.4 or Section 17.11.3, AstraZeneca will reimburse Akcea for [***] of Akcea’s share of the Eligible Expenses incurred and previously reconciled pursuant to Section 2.4.1, Section 3.4.1 and Section 11.10, as applicable through the Opt-Out Date, which reimbursement shall be made within [***] after the Parties agree on the Opt-Out Scenario One Royalty Rates, (B) AstraZeneca will pay Akcea the Opt-Out Scenario One Royalties on Net Sales of each Licensed Product from and after the Opt-Out Date until the expiration of the Royalty Term for such Licensed Product in the U.S., and (C) AstraZeneca will provide reports and payments to Akcea consistent with Section 11.7.
(ii)          Scenario Two. If the Parties, acting reasonably and in good faith, fail to agree on the Opt-Out Scenario One Royalty Rates within [***] after the date that Akcea exercises the Opt-Out Right (provided that if the Parties are still negotiating in good faith at the conclusion of such [***] period, then such negotiation period for the Opt-Out Scenario One Royalty Rates will be extended by an additional [***]), then, in addition to the effects set forth in Section 3.6.2(a), AstraZeneca will instead pay Akcea royalties on the aggregate Net Sales resulting from the sale of each Licensed Product in the U.S. during each Calendar Year from and after the Opt-Out Date during the Royalty Term at [***] pursuant to Section [***].

3.6.3       Effect of Not Opting-Out. If Akcea does not exercise its Opt-Out Right prior to expiration of the Second Opt-Out Period, then Akcea will no longer have the Opt-Out Right except as set forth in Section 16.3.4 and Section 17.11.3.

ARTICLE 4
REGULATORY

4.1        Regulatory Strategy. The RWG will develop the overall regulatory strategy through [***] in each of the Initial Indications (the “Regulatory Strategy”), which Regulatory Strategy shall be submitted to the JDC for review and approval as part of the Development Plan and Budget. The Regulatory Strategy shall include, for each Licensed Product, guidance and strategies for high-level documents, statistical analysis plans, clinical study reports, quality strategy pre- and post-Regulatory Approval and other materials to allow for the preparation and compilation of Regulatory Filings in both of the Initial Indications in the Territory. All Regulatory Filings (including Regulatory Approval Applications) for the treatment of the Initial Indications will be consistent with the Regulatory Strategy.

4.2          Responsibility for Regulatory Filings and Ownership of Regulatory Materials.

4.2.1      In the U.S. and Canada.

(a)          PN. Unless and until responsibility is transferred to AstraZeneca in accordance with this Section 4.2.1(a), Akcea will be responsible for (i) the Regulatory Filings to support the Clinical Trials that are ongoing as of the Execution Date for the Licensed Product for the treatment of PN and (ii) the Regulatory Filings and Regulatory Approval Applications for the Licensed Product for the treatment of PN in the U.S. and Canada until receipt of Regulatory Approval of the Licensed Product for the treatment of PN. During the period in which Akcea is responsible for such Regulatory Filings to support such Clinical Trials and such other Regulatory Filings and Regulatory Approval Applications for the Licensed Product for the treatment of PN, Akcea will closely collaborate with AstraZeneca and provide AstraZeneca, through its representatives on the RWG, the right to review and approve (1) [***] and (2) [***].  Any disagreement in the RWG will be escalated to the JDC for review and decision making. As soon as reasonably practicable after Regulatory Approval in each of the U.S. and Canada for the Licensed Product for the treatment of PN, Akcea and its Affiliates will transfer and assign to AstraZeneca, at [***] cost, the Regulatory Filings (including the IND, NDA (or its Canadian equivalent)), other Regulatory Approvals and all related documentation (including IND/CTA sequences, briefing documents, correspondence from/to FDA and Health Canada) for the U.S. or Canada, as applicable, related to the Licensed Product, except, with respect to Regulatory Filings for Clinical Trials that are ongoing as of the Execution Date for the Licensed Product for the treatment of CM, such Regulatory Filings and all related documentation will be retained by Akcea to the extent required to perform Akcea’s obligations in Section 4.2.1(b).   Notwithstanding the foregoing, AstraZeneca will have the right, upon written notice to Akcea, to assume responsibility for (x) the Regulatory Filings (including, for clarity, the IND) to support the Clinical Trials that are ongoing as of the Execution Date for the Licensed Product for the treatment of PN and (y) the Regulatory Filings and Regulatory Approval Applications for the Licensed Product for the treatment of PN in the U.S. and Canada, at any time after the Closing Date but no later than receipt of Regulatory Approval in each of the U.S. and Canada for the Licensed Product for the treatment of PN.  If AstraZeneca exercises such right, then as soon as practicable following such exercise, Akcea will transfer to AstraZeneca (and AstraZeneca will assume) such Regulatory Filings (including, for clarity, the IND) and Regulatory Approval Applications and, as soon as practicable, notwithstanding Section 2.2.2, AstraZeneca will assume sponsorship and responsibility for conducting any Clinical Trials that are governed by a Regulatory Filing transferred to AstraZeneca under this Section 4.2.1(a).

(b)         CM. Unless and until responsibility is transferred to AstraZeneca in accordance with this Section 4.2.1(b), Akcea will retain regulatory responsibility for Regulatory Filings to support the Clinical Trials that are ongoing as of the Execution Date for the Licensed Product for the treatment of CM, and, promptly following the Completion of all such Clinical Trials, Akcea will assign the Regulatory Filings, Regulatory Approvals and all related documentation (including IND/CTA sequences, briefing documents, correspondence from/to FDA and any other Regulatory Authority) related to the Licensed Product for the treatment of CM to AstraZeneca. During the period in which Akcea is responsible for Regulatory Filings to support such Clinical Trials, Akcea will closely collaborate with AstraZeneca and provide AstraZeneca, through its representatives on the RWG, the right to review and approve (i) [***] and (ii) [***]. Any disagreement at the RWG will be escalated to the JDC for review and decision making.  Notwithstanding the foregoing, AstraZeneca will have the right to assume responsibility for such Regulatory Filings (including, for clarity, the IND) to support such Clinical Trials that are ongoing as of the Execution Date for the Licensed Product for the treatment of CM, at any time after the Closing Date but no later than Completion of all such Clinical Trials. If AstraZeneca exercises such right, then as soon as practicable following such exercise Akcea will transfer to AstraZeneca (and AstraZeneca will assume) such Regulatory Filings (including, for clarity, the IND) and Regulatory Approval Applications and, as soon as practicable, notwithstanding Section 2.2.2, AstraZeneca will assume sponsorship and responsibility for conducting any Clinical Trials that are governed by a Regulatory Filing transferred to AstraZeneca under this Section 4.2.1(b).

4.2.2      In the EU. Akcea will be responsible for initial discussions with the EMA and MHRA regarding the path for Regulatory Approval for the Licensed Product for the treatment of [***], and will provide AstraZeneca, through its representatives on the RWG, the right to review and approve (a) [***] and (b) [***]. Any disagreement in the RWG will be escalated to the JDC for review and decision making.  Prior to submission of the Regulatory Approval Application to the EMA or MHRA for the Licensed Product for the treatment of [***], Akcea will assign all Regulatory Filings, Regulatory Approvals and all related documentation (including the applicable IND and MAA (or their equivalent), IND/CTA sequences, briefing documents, correspondence from/to FDA and any other Regulatory Authority) for the EU to AstraZeneca. As between the Parties, AstraZeneca will be responsible, in accordance with the Development Plan and Budget and to the extent consistent with its obligations in Section 2.1, for filing and holding the Regulatory Filings and Regulatory Approvals for the Licensed Product for the treatment of the Initial Indications and any other Indications in the EU.

4.2.3      Other. Except as otherwise provided in Section 4.1, Section 4.2.1 and Section 4.2.2, as between the Parties, AstraZeneca will have the sole right and will bear all expense for (a) determining the regulatory plans and strategies for the Licensed Product, (b) making all Regulatory Filings with respect to the Licensed Product, and (c) obtaining and maintaining Regulatory Approvals, in each case consistent with the Regulatory Strategy.

4.3          Regulatory Cooperation.

4.3.1     Regulatory Owner Responsibilities. Subject to applicable Law and this Section 4.3, the Party responsible for filing and holding Regulatory Filings and Regulatory Approvals in a particular territory for a particular Licensed Product (if applicable, in a particular Indication) in accordance with Section 4.2 (the “Regulatory Owner”) will oversee, monitor and manage all regulatory interactions, communications and filings with, and submissions to, Regulatory Authorities in connection with such Regulatory Filings. During the period in which Akcea is the Regulatory Owner in any country, each Party will assign a Global Regulatory Affairs lead to the Licensed Product, and the Akcea Global Regulatory Affairs Lead for the Licensed Product will work in regular contact with the AstraZeneca Global Regulatory Affairs Lead and provide AstraZeneca, through its representatives on the RWG, the right to review and [***] major documents that are submitted by Akcea to Regulatory Authorities in connection with such Regulatory Filings.  Any disagreement in the RWG will be escalated to the JDC for review and decision making.

4.3.2     Regulatory Submissions and Correspondence. Subject to applicable Law, the Party that is not the Regulatory Owner will have the right to attend, as a participant, all material meetings, conferences and discussions by the Regulatory Owner or its Affiliate with Regulatory Authorities pertaining to the Development or Regulatory Approval of the Licensed Product in [***]. The Regulatory Owner will provide the other Party with reasonable advance notice of all such interactions and will provide advance copies of all related documents and other relevant information relating to such interactions in [***]. In addition, Akcea will provide the RWG with advance drafts of any Regulatory Filings and any material documents or other material correspondence pertaining to Regulatory Approvals for the Licensed Products that Akcea plans to submit to any Regulatory Authority in accordance with Section 4.2 for the RWG to review, discuss, and [***]. With respect to each Party’s obligation to provide advance copies of Regulatory Filings and correspondences in the preceding sentences, (a) for Regulatory Approval Applications, the Parties will agree on a timeline for review of advance drafts and each Party will use commercially reasonable efforts to comply with such timeline and (b) for all other material regulatory submissions and correspondences, each Party will provide advance copies at least [***] prior to submission (unless a shorter time frame is necessary to comply with the requests or requirements of any applicable Regulatory Authority or under any applicable Law). Each Party will provide the other Party with copies of all material submissions it makes to, and all material correspondence it receives from, a Regulatory Authority pertaining to Regulatory Approvals for the Licensed Product in [***].

4.3.3      Assistance. The Parties will cooperate with each other to achieve the regulatory objectives contemplated herein in a timely, accurate, and responsive manner. The non-Regulatory Owner will use reasonable efforts to assist the Regulatory Owner, including by meeting with the Regulatory Owner to prepare Regulatory Filings and other documents to be filed, providing access to relevant data and information (including relevant safety data) and addressing requests from Regulatory Authorities, in each case, in order for such Regulatory Owner to obtain and maintain each applicable Regulatory Approval for the Licensed Product in the Territory. Without limiting the foregoing, Akcea will provide AstraZeneca with the support necessary or reasonably requested by AstraZeneca to obtain and maintain Regulatory Approvals for the Licensed Product in [***], including by drafting provisions of any Regulatory Filing, answering questions from Regulatory Authorities with respect to the Licensed Product and attending any meetings with Regulatory Authorities, in each case, at AstraZeneca’s request and, with respect to support requested by AstraZeneca, at [***].

4.3.4      Global Regulatory Coordination. The Parties will cooperate to harmonize Regulatory Filings and regulatory activities in the U.S. with Regulatory Filings and regulatory activities outside of the U.S. for the Licensed Product with respect to [***], consistent with the Regulatory Strategy. To the extent practicable, the data and information and presentation of information will be consistent across Regulatory Filings made in the U.S. and Regulatory Filings made outside of the U.S.

4.4        Class Generic Claims for the Licensed Product. To the extent AstraZeneca intends to make any claims in a Licensed Product label or Regulatory Filing that are class generic to ASOs or any of Akcea’s technology incorporated into a Licensed Product, AstraZeneca will provide such claims and Regulatory Filings to Akcea in advance and will [***] any proposals and comments made by Akcea.

4.5         Recalls. The applicable Regulatory Owner will determine whether to initiate any recall, withdrawal, or stock recovery of any Licensed Product in any country or jurisdiction in the Territory; provided that the Regulatory Owner will implement any recall, withdrawal, or stock recovery that is required by applicable Law or a Regulatory Authority, and in each case, consistent with the requirements of applicable Law or such Regulatory Authority. Each Party will notify the other Party promptly upon its determination that any event, incident or circumstance has occurred that may result in the need for a recall, market withdrawal or stock recovery of a Licensed Product (but in no event later than 48 hours and in all cases prior to the execution of such recall, market withdrawal or stock recovery) and will consider the comments of the other Party in good faith. For all recalls, market withdrawals and stock recoveries that are taken, the Regulatory Owner will be responsible for execution, and the other Party will reasonably cooperate in all such efforts.

4.6          Adverse Event Reporting; Global Safety Database.

4.6.1      The then-current holder of the IND with respect to a given Clinical Trial will have Territory-wide responsibility for pharmacovigilance with respect to such Clinical Trial consistent with the Regulatory Strategy, including for all reportable events associated with such Clinical Trial to the applicable Regulatory Authorities. Each Party will use reasonable efforts to complete the transfer to AstraZeneca of the global safety database and datasets for the Licensed Product in the Territory promptly following the first Regulatory Approval for the Licensed Product (or, if earlier, the date on which AstraZeneca becomes the Regulatory Owner for the Licensed Product in any Major Market) and, following such transfer, AstraZeneca will have the sole right and responsibility for holding and maintaining such global safety database.

4.6.2      Promptly after the Closing Date, the Parties will negotiate in good faith and enter into a mutually-agreed safety data exchange agreement (the “SDEA”) (which must be executed prior to the transfer of any IND or Regulatory Approval or the global safety database and datasets), which agreement will provide for the responsibilities of the Parties related to the management of safety information related to the Licensed Product, including any such information received by either Party or its Affiliates from any Third Party (including reports from Clinical Trials, health care personnel (HCP) and customers). It is understood that each Party and its Affiliates and licensees or sublicensees will disclose such information necessary to comply with applicable Laws as well as requirements of any applicable Regulatory Authority. The SDEA will remain in effect for so long as the exchange of safety information is required by Law.

4.6.3      Akcea’s Internal Antisense Safety Database.

(a)        Akcea maintains an internal database that includes information regarding the tolerability of its drug compounds, individually and as a class, including information discovered during pre-clinical and clinical development (the “Akcea Internal ASO Safety Database”). In an effort to maximize understanding of the safety profile and pharmacokinetics of Akcea compounds, AstraZeneca will cooperate in connection with populating the Akcea Internal ASO Safety Database, provided that AstraZeneca’s obligations pursuant to this Section 4.6.3 are subject to applicable Law and in particular AstraZeneca will not be required to disclose any information in contravention of applicable Law relating to data privacy. To the extent collected by AstraZeneca and, in the form in which AstraZeneca uses/stores such information for its own purposes, AstraZeneca will provide Akcea with material information concerning toxicology, pharmacokinetics, safety pharmacology study(ies), serious adverse events and other safety information related to the Licensed Product as soon as practicable following the date such information is available to AstraZeneca (but not later than [***] after AstraZeneca’s receipt of such information). In connection with any reported serious adverse event, AstraZeneca will provide Akcea with all serious adverse event reports, including initial, interim, follow-up, amended, and final reports. In addition, with respect to the Licensed Product, AstraZeneca will provide Akcea with copies of annual safety updates filed with each IND and the safety sections of any final Clinical Trial reports. Furthermore, AstraZeneca will promptly provide Akcea with any supporting data and answer any follow-up questions reasonably requested by Akcea to conduct analyses to keep Akcea and its partners informed regarding class generic properties of ASOs, including with respect to safety. All such information disclosed by AstraZeneca to Akcea will be AstraZeneca Confidential Information; provided, however, that so long as Akcea does not disclose the identity of the Licensed Product (or the Licensed Compound) or AstraZeneca’s identity, Akcea may disclose any such AstraZeneca Confidential Information to Regulatory Authorities and Akcea’s other partners pursuant to Section 4.6.3(b) below if such information is regarding class generic properties of ASOs and, with respect to Akcea’s partners, such partners have agreed to a similar provision permitting the disclosure of their Confidential Information relating to ASOs to Akcea’s partners. AstraZeneca will deliver all such information to Akcea for the Akcea Internal ASO Safety Database to Akcea Therapeutics, Inc., 2855 Gazelle Court, Carlsbad, CA 92010, Attention: Chief Medical Officer (or to such other address/contact designated in writing by Akcea). AstraZeneca will also cause its Affiliates and its and their Sublicensees to comply with this Section 4.6.3(a).

(b)          From time to time, Akcea utilizes the information in the Akcea Internal ASO Safety Database to conduct analyses to keep Akcea and its partners (including its Affiliates’ partners) informed regarding class generic properties of ASOs, including with respect to safety. As such, if and when Akcea identifies safety or other related issues that may be relevant to the Licensed Product (including any potential class-related toxicity), Akcea will promptly inform AstraZeneca of such issues and provide the data supporting Akcea’s conclusions.

ARTICLE 5
MANUFACTURING AND SUPPLY

5.1          Supply of the Licensed Products.

5.1.1      Manufacturing Responsibility for Ongoing Clinical Trials. Akcea will, itself or with or through an Affiliate or CMO, Manufacture and supply clinical supply of the Licensed Compound and the Licensed Product for the Parties’ Development activities under this Agreement in accordance with the Development Plan and Budget through the later of (a) [***] and (b) [***]. Akcea will not make any material changes to the Manufacturing process for the Licensed Compound or the Licensed Product, nor any changes to the applicable CMOs conducting such Manufacturing activities, without the prior written consent of AstraZeneca.

5.1.2       Additional Clinical and Commercial Manufacturing Responsibility. From and after completion of the activities set forth in the Manufacturing Transition Plan, except as otherwise expressly set forth in Section 5.1.1, this Section 5.1.2 or as otherwise agreed by the Parties, AstraZeneca will be solely responsible for the Manufacture of the Licensed Compound and Licensed Product, including Manufacture of registration batches, stability batches and commercial batches, and management of the overall manufacturing strategy and tactics, formulation, CMO selection for API and finished Licensed Product and associated audits; provided, that (a) [***], (b) [***] and (c) Akcea will be responsible for managing the process performance qualification batches for API and finished Licensed Product for such Authorized CMOs for the Initial Indications in the United States and Canada.

5.1.3      Existing Inventory. If there is any clinical supply of the Licensed Product or Licensed Product Manufactured pursuant to process performance qualification batches to support Regulatory Approval, in each case, remaining after Regulatory Approval for the Licensed Product that is suitable for commercial sale (including appropriate shelf life), then AstraZeneca will use reasonable efforts to purchase such Licensed Product at: (a) [***] and (b) [***].

5.2          Manufacturing Transition Plan.

5.2.1       As soon as reasonably practicable but in any event within [***] after the Closing Date, the Parties will establish a plan sufficient to enable AstraZeneca or its designee to manufacture the amount of Licensed Compound and Licensed Product necessary for the Parties to conduct the activities as contemplated by the Development Plan and Budget, the U.S. Commercialization Plan and Budget and the ROW Commercialization Plan (or drafts thereof if any such plan has yet to be finalized or approved) (the “Manufacturing Transition Plan”), which Manufacturing Transition Plan will (a) contemplate that Akcea will continue to Manufacture and supply the clinical supply of the Licensed Compound and the Licensed Product through the completion of all Clinical Trials that are ongoing as of the Execution Date pursuant to Section 5.1.1 and will manage the process performance qualification batches for API and finished Licensed Product, and AstraZeneca will be responsible for the Manufacture and supply of all commercial supply of Licensed Compound and Licensed Product, and (b) provide for a smooth transition to AstraZeneca between the clinical and commercial supply phases, including any gaps therein. Pursuant to the process and timelines set forth in the Manufacturing Transition Plan (and in any event within the later of (i) [***] or (ii) [***], Akcea will assign to AstraZeneca any agreements with Akcea’s CMOs for the Licensed Product, unless [***], in which case [***].

5.2.2      If, despite AstraZeneca’s Commercially Reasonable Efforts, the [***] does not occur or is not sufficient for AstraZeneca or its designee to manufacture the Licensed Compound and Licensed Product (either at the time of [***]), then, at a time and to the extent requested by AstraZeneca, the Parties will amend the Manufacturing Transition Plan to include, and Akcea shall conduct, a manufacturing technology transfer to AstraZeneca or its Affiliate or any designee approved by Akcea in accordance with Section 7.2.1 (if applicable), including, to the extent not already transferred to AstraZeneca, the transfer of (a) the manufacturing processes for Licensed Compounds and all Know-How and materials with respect thereto (including all raw material specifications, quality and in process testing and data, release testing and data, and stability data), in each case, in Akcea’s or its Affiliates’ possession or control, including any such Know-How and materials maintained by Akcea’s Third Party providers, that Akcea has the right to transfer, (b) all other Akcea Manufacturing and Analytical Know-How that [***] to Manufacture the Licensed Compounds, (c) all inventory of Licensed Compounds, drug substance and drug product in Akcea’s possession or control and (d) reasonable amounts of analytical reagents and raw materials that are reasonably requested by AstraZeneca, in Akcea’s possession or control and, in the case of analytical reagents and raw materials being used in connection with other Akcea programs, provided that any amounts requested by AstraZeneca take into account Akcea’s continuing needs for its other programs. Notwithstanding any provision to the contrary in this Agreement, Akcea will only be required to conduct one manufacturing technology transfer pursuant to this Section 5.2.2 (i.e., only one additional manufacturing technology transfer in addition to the initial manufacturing technology transfer set forth in Section 5.2.1), which manufacturing technology transfer must be to either AstraZeneca, its Affiliate or a single designee approved by Akcea in accordance with Section 7.2.1 (if applicable).

5.3          Manufacturing Improvements.

5.3.1      Akcea Improvements.

(a)          Disclosure. During the Term, Akcea shall promptly disclose to AstraZeneca (i) all modifications, enhancements and improvements to the processes for the Manufacture of the Licensed Compound and Licensed Product and (ii) [***], in each case ((i) and (ii)) conceived, discovered, invented or created or acquired (whether by license, option, acquisition or otherwise) or otherwise Controlled by or on behalf of Akcea or any of its Affiliates that [***] to Manufacture the Licensed Products ((i) and (ii) together with the Patent Rights Covering the foregoing, “Akcea Manufacturing Improvements”). At AstraZeneca’s request, Akcea shall provide AstraZeneca with reasonable assistance to enable AstraZeneca (or its Affiliate or CMO, as applicable) to implement such modifications, enhancements and improvements with respect to the Licensed Compound and Licensed Product, and AstraZeneca shall reimburse Akcea for the [***] incurred by Akcea with respect to such assistance.

(b)         Third Party Agreements. To the extent that any Akcea Manufacturing Improvement is in-licensed or acquired by Akcea or any of its Affiliates (any such agreement, an “Akcea Manufacturing Improvement In-License”), (i) Akcea shall provide a copy of such Akcea Manufacturing Improvement In-License to AstraZeneca (which copy may be redacted as necessary to comply with its obligations of confidentiality to the counterparty provided that such redactions do not undermine AstraZeneca’s ability to comply with such Akcea Manufacturing Improvement In-License or understand the [***] applicable to AstraZeneca), and any license to AstraZeneca under such Akcea Manufacturing Improvements pursuant to Section 8.1 shall be subject to the terms and conditions of such Akcea Manufacturing Improvement In-License, (ii) AstraZeneca shall (A) provide the necessary reporting information to Akcea in sufficient time as reasonably requested by Akcea to enable Akcea to comply with its obligations under such Akcea Manufacturing Improvement In-License and Akcea’s obligation to [***] pursuant to clause (B), (B) [***] and (C) not, and shall cause its Affiliates and Sublicensees not to, take or fail to take any action if doing so (or not doing so) would cause Akcea to be in breach of any such Akcea Manufacturing Improvement In-License to the extent that any applicable obligations have been disclosed to AstraZeneca and (iii) [***]. Neither Akcea nor its Affiliates will amend, modify, terminate, or waive any rights under any Akcea Manufacturing Improvement In-License in a manner that would adversely affect AstraZeneca’s rights or obligations under this Section 5.3.1 without AstraZeneca’s prior written consent. Neither Akcea nor its Affiliates will commit any acts or permit the occurrence of any omissions that would cause or result in the termination of any Akcea Manufacturing Improvement In-License which termination would adversely affect AstraZeneca’s rights or obligations under this Section 5.3.1, without AstraZeneca’s prior written consent.

(c)         Right to Terminate. AstraZeneca may terminate its license under all or any portion of any Akcea Manufacturing Improvements at any time by providing written notice to Akcea and upon Akcea’s receipt of such notice the applicable Know-How or Patent Rights shall be excluded from Licensed Technology and from the licenses granted to AstraZeneca pursuant to Section 8.1.

5.3.2      AstraZeneca Improvements.

(a)         Grant to Akcea. Subject to Section 8.1, Section 5.3.2(b) and Section 5.3.2(c), AstraZeneca hereby grants to Akcea a non-exclusive, royalty-free, perpetual, irrevocable non-transferable, non-sublicensable (except in accordance with the following proviso) license under all modifications, enhancements and improvements to the processes for the Manufacture of the Licensed Compound and Licensed Product that were transferred to AstraZeneca pursuant to Section 5.2 and Section 5.3.1 made under this Agreement during the Term and any Patent Rights that claim any such modifications, enhancements or improvements to the extent such modifications, enhancements, improvements or Patent Rights, as applicable, are Controlled by AstraZeneca (collectively, “AstraZeneca Manufacturing Improvements”) for all Manufacturing purposes other than in a manner that would violate the exclusivity obligations in Section 9.2 or the exclusive licenses granted by Akcea to AstraZeneca under this Agreement; provided, however, that Akcea shall not practice or use any AstraZeneca Manufacturing Improvements for the benefit of any Affiliate or Third Party, or grant any Affiliate or Third Party a sublicense under any AstraZeneca Manufacturing Improvements, in either case, unless Akcea has the right to grant AstraZeneca a (sub)license (with the right to sublicense through multiple tiers) with respect to all modifications, enhancements and improvements to (i) Akcea’s or its Affiliates’ Manufacturing processes or any portion therefor [***] in the Manufacture of the Licensed Product [***] and (ii) AstraZeneca Manufacturing Improvements, in each case, ((i) and (ii)), that are conceived, discovered, invented or created or acquired (whether by license, option, acquisition or otherwise) or otherwise controlled by such Affiliate or Third Party, as applicable. During the Term, AstraZeneca will promptly disclose to Akcea all AstraZeneca Manufacturing Improvements.

(b)         Third Party Agreements. To the extent that any AstraZeneca Manufacturing Improvement is in-licensed or acquired by AstraZeneca or any of its Affiliates (any such agreement, an “AstraZeneca Manufacturing Improvement In-License”), (i) AstraZeneca shall provide a copy of such AstraZeneca Manufacturing Improvement In-License to Akcea (which copy may be redacted as necessary to comply with its obligations of confidentiality to the counterparty provided that such redactions do not undermine Akcea’s ability to comply with such AstraZeneca Manufacturing Improvement In-License or understand [***]), and any license to Akcea under such AstraZeneca Manufacturing Improvements pursuant to Section 5.3.2(a) shall be subject to the terms and conditions of such AstraZeneca Manufacturing Improvement In-License, (ii) Akcea shall (A) provide the necessary reporting information to AstraZeneca in sufficient time as reasonably requested by AstraZeneca to enable AstraZeneca to comply with its obligations under such AstraZeneca Manufacturing Improvement In-License and AstraZeneca’s obligation to [***] pursuant to clause (B), (B) [***] and (C) not, and shall cause its Affiliates and (sub)licensees not to, take or fail to take any action if doing so (or not doing so) would cause AstraZeneca to be in breach of any such AstraZeneca Manufacturing Improvement In-License to the extent that any applicable obligations have been disclosed to Akcea and (iii) [***]. Neither AstraZeneca nor its Affiliates will amend, modify, terminate, or waive any rights under any AstraZeneca Manufacturing Improvement In-License in a manner that would adversely affect Akcea’s rights or obligations under this Section 5.3.2 without Akcea’s prior written consent. Neither AstraZeneca nor its Affiliates will commit any acts or permit the occurrence of any omissions that would cause or result in the termination of any AstraZeneca Manufacturing Improvement In-License which termination would adversely affect Akcea’s rights or obligations under this Section 5.3.2, without Akcea’s prior written consent.

(c)          Right to Terminate. Akcea may terminate its license under all or any portion of any AstraZeneca Manufacturing Improvements at any time by providing written notice to AstraZeneca and upon AstraZeneca’s receipt of such notice the applicable Know-How or Patent Rights shall be excluded from AstraZeneca Manufacturing Improvements and from the licenses granted to Akcea pursuant to Section 5.3.2(a). AstraZeneca shall have the right to terminate Akcea’s rights under Section 5.3.2(a), on written notice to Akcea, if Akcea breaches its obligations under the proviso set forth therein or under Section 5.3.2(b) and does not cure such breach within [***] after written notice from AstraZeneca of such breach.

5.4          Capital Expenditures. Unless and until the Opt-Out Date occurs, if AstraZeneca [***], AstraZeneca shall [***]. If, [***]. For clarity, the foregoing sharing shall not include [***].

ARTICLE 6
GOVERNANCE

6.1          Joint Steering Committee.

6.1.1      Establishment of Joint Steering Committee. Within [***] of the Closing Date, the Parties shall establish a Joint Steering Committee (the “Joint Steering Committee” or “JSC”) to oversee and coordinate the Development, Manufacturing, Commercialization and other Exploitation activities with respect to the Licensed Product for the United States under this Agreement and to share information between the Parties regarding the Development, Manufacturing, Commercialization and other Exploitation activities with respect to the Licensed Product for the ROW Territory under this Agreement. The JSC will consist of an appropriate number of representatives as may be agreed upon by the Parties, with an equal number of representatives designated by each of the Parties. The initial members of the JSC will be nominated by the Parties promptly following the Closing Date. Such representatives shall be individuals suitable in seniority and experience and having sufficient authority to make decisions of the JSC with respect to matters within the scope of the JSC’s responsibilities. The JSC shall operate in accordance with the provisions of this Article 6, and shall have no authority to alter, amend or waive the terms and conditions of this Agreement. A Party may change one or more of its representatives serving on the JSC at any time upon written notice to the other Parties, provided that such replacement satisfies the requirements set forth above in this Section 6.1.1.

6.1.2       Responsibilities of JSC. The JSC shall perform the following functions:

(a)          oversee the overall strategic relationship between the Parties as described in Section 6.1.1;

(b)          review and discuss any potential AstraZeneca Third Party Product-Specific License, as described in Section 11.8.2(b);

(c)          review and discuss any results, information, analyses, reports and recommendations submitted by the JDC, JCMC or any other Subcommittees, including any drafts of, or updates or changes to, the Development Plan and Budget (including any Additional Development Proposals), the U.S. Commercialization Plan and Budget (including, for clarity, the Interim U.S. Commercialization Plan and Budget) and U.S. Medical Affairs Plan and Budget (including, for clarity, the Interim U.S. Medical Affairs Plan and Budget), and make decisions or provide approvals with respect thereto as provided in Article 2 and Article 3;

(d)          review, discuss and approve any Allowable Overruns described in clause (b) of the definition thereof;

(e)          review, discuss and resolve any issues escalated to the JSC by any of the Subcommittees; and

(f)          perform such other functions as are specifically designated for the JSC in this Agreement or that the Parties mutually agree in writing to refer to the JSC.

6.1.3       JSC Meetings; Minutes.

(a)          The JSC will meet in person, by videoconference or by teleconference at least once each Calendar Quarter, unless otherwise agreed by the Parties, on such dates and at such times and places as agreed to by the members of the JSC. Each Party will be responsible for its own expenses relating to attendance at, or participation in, JSC meetings. In addition to scheduled meetings, at any Party’s reasonable request, the JSC may meet (including by videoconference or teleconference) upon [***] prior written notice on an ad-hoc basis to address any urgent matters that arise with respect to the Development, Manufacturing, Commercialization or other Exploitation of the Licensed Product. Each Party will ensure that its representatives at such meetings are officers or employees of such Party having sufficient seniority within the applicable Party to make decisions within the purview of the JSC.

(b)          The Alliance Managers or their designees will provide the members of the JSC with draft written minutes for approval from each meeting within [***] after each such meeting. The JSC will approve the minutes from a meeting (with each Party’s representatives on the JSC collectively having one vote) within [***] after receiving such minutes. The results, reports, analyses and other information regarding the Licensed Product disclosed by one Party to the other Parties through the JSC constitute Confidential Information of both Parties and may be used only in accordance with the rights granted and other terms and conditions under this Agreement. Any reports of the JSC may take the form of and be recorded in minutes of the meetings of the Parties as contemplated under this Section 6.1.3(b), including copies of any slides relating to the results and presented at such meetings.

6.2         Subcommittees. The JDC and the JCMC will be established as subcommittees to the JSC pursuant to Section 6.3 and Section 6.4, respectively, and the JSC may establish such other subcommittees or working groups as may be necessary or desirable to facilitate the activities under this Agreement (each a “Subcommittee”). The JSC will delegate such specifically-defined duties as the JSC deems appropriate to any such Subcommittee. Each Subcommittee and its activities will be subject to the oversight of, and will report to, the JSC. No Subcommittee will have authorities that exceed the authorities specified for the JSC, the JDC, or the JCMC in this Article 6. Any disagreement between the representatives of the Parties on a Subcommittee will be referred to the JSC for resolution in accordance with Section 6.6.

6.3         Joint Development Committee.

6.3.1      Establishment of Joint Development Committee. Within [***] of the Closing Date, the Parties shall establish a joint development committee (the “Joint Development Committee” or “JDC”) to oversee and coordinate the Clinical Trials ongoing as of the Execution Date and Development of the Licensed Products in the United States under this Agreement and to share information between the Parties regarding the Development of the Licensed Products in the ROW Territory under this Agreement. The JDC will consist of an appropriate number of representatives as may be agreed upon by the Parties, with an equal number of representatives designated by each of the Parties. The initial members of the JDC will be nominated by the Parties promptly following the Closing Date. Such representatives shall be individuals suitable in seniority and experience and having sufficient authority to make decisions of the JDC with respect to matters within the scope of the JDC’s responsibilities. The JDC shall operate in accordance with the provisions of this Article 6, and shall have no authority to alter, amend or waive the terms and conditions of this Agreement. A Party may change one or more of its representatives serving on the JDC at any time upon written notice to the other Parties, provided that such replacement satisfies the requirements set forth above in this Section 6.3.1.

6.3.2       Responsibilities of JDC. The JDC shall perform the following functions:

(a)          review, discuss and oversee the conduct and progress of the Parties’ activities under the Development Plan and Budget, including all Clinical Trials conducted under the Development Plan and Budget;

(b)          review and discuss any critical issues, including regulatory, technical or scientific issues, arising out of the conduct of the activities in the Development Plan and Budget, and provide direction on how such issues are to be resolved;

(c)          review, discuss and, except for [***], revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve any proposed changes to the Development Plan and Budget, including any Additional Development Proposals and changes to the Regulatory Strategy;

(d)          review, discuss and make a recommendation to the JSC regarding whether to approve any Allowable Overruns described in clause (b) of the definition thereof with respect to the Development Plan and Budget;

(e)          facilitate the exchange of information regarding activities conducted under the Development Plan and Budget and the results of such activities;

(f)          review and discuss the status of Development activities and regulatory activities and material communications received from Regulatory Authorities in the U.S. and the ROW Territory with respect to the Licensed Product, including in relation to the Clinical Trials and Regulatory Approval Applications for the Licensed Product; and

(g)          perform such other functions as are specifically designated for the JDC in this Agreement or that the Parties mutually agree in writing to refer to the JDC.

6.3.3       JDC Meetings; Minutes.

(a)        The JDC will meet in person, by videoconference or by teleconference at least once each Calendar Quarter, unless otherwise agreed by the Parties, on such dates and at such times and places as agreed to by the members of the JDC. Each Party will be responsible for its own expenses relating to attendance at, or participation in, JDC meetings. In addition to scheduled meetings, at any Party’s reasonable request, the JDC may meet (including by videoconference or teleconference) upon [***] prior written notice on an ad-hoc basis to address any urgent matters that arise with respect to the Development of the Licensed Product. Each Party will ensure that its representatives at such meetings are officers or employees of such Party having sufficient seniority within the applicable Party to make decisions of the JDC with respect to matters within the scope of the JDC’s responsibilities.

(b)        The Alliance Managers or their designees will provide the members of the JDC with draft written minutes for approval from each meeting within [***] after each such meeting. The JDC will approve the minutes from a meeting (with each Party’s representatives on the JDC collectively having one vote) within [***] after receiving such minutes. The results, reports, analyses and other information regarding the Licensed Product disclosed by one Party to the other Party through the JDC constitute Confidential Information of both Parties and may be used only in accordance with the rights granted and other terms and conditions under this Agreement. Any reports of the JDC may take the form of and be recorded in minutes of the meetings of the Parties as contemplated under this Section 6.3.3(b), including copies of any slides relating to the results and presented at such meetings.

6.4          Joint Commercialization and Medical Committee.

6.4.1     Establishment of Joint Commercialization and Medical Committee. Within [***] of the Closing Date, the Parties shall establish a joint commercialization and medical committee (the “Joint Commercialization and Medical Committee” or “JCMC”) to share information between the Parties and to coordinate efforts regarding the Commercialization of, and Medical Affairs activities with respect to, the Licensed Product in the United States. The JCMC will consist of an appropriate number of representatives as may be agreed upon by the Parties, with an equal number of representatives designated by each of the Parties. The initial members of the JCMC will be nominated by the Parties promptly following the Closing Date. Such representatives shall be individuals suitable in seniority and experience and having sufficient authority to make decisions of the JCMC with respect to matters within the scope of the JCMC’s responsibilities. The JCMC shall operate in accordance with the provisions of this Article 6, and shall have no authority to alter, amend or waive the terms and conditions of this Agreement. A Party may change one or more of its representatives serving on the JCMC at any time upon written notice to the other Party, provided that such replacement satisfies the requirements set forth above in this Section 6.4.1.

6.4.2       Responsibilities of JCMC. The JCMC shall perform the following functions:

(a)          review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve the U.S. Commercialization Plan and Budget (including, for clarity, the Interim U.S. Commercialization Plan and Budget) and any proposed changes thereto;

(b)          review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve the U.S. Medical Affairs Plan and Budget (including, for clarity, the Interim U.S. Medical Affairs Plan and Budget) and any proposed changes thereto;

(c)          review, discuss and make a recommendation to the JSC regarding whether to approve any Allowable Overruns described in clause (b) of the definition thereof with respect to the U.S. Commercialization Plan and Budget and U.S. Medical Affairs Plan and Budget;

(d)          review and oversee the conduct and progress of the Parties’ activities under the U.S. Commercialization Plan and Budget and the U.S. Medical Affairs Plan and Budget;

(e)          review any critical issues arising out of the conduct of the activities in the U.S. Commercialization Plan and Budget and the U.S. Medical Affairs Plan and Budget, and provide direction to the Parties on how such issue is to be resolved;

(f)          facilitate the exchange of information regarding activities conducted under the U.S. Commercialization Plan and Budget and the U.S. Medical Affairs Plan and Budget and the results of such activities;

(g)          discuss how to leverage the relationships each Party has with HCPs and patient communities in order to more effectively Commercialize the Licensed Products under the U.S. Commercialization Plan and Budget;

(h)          review and discuss the ROW Commercialization Plan; and

(i)          perform such other functions as are specifically designated for the JCMC in this Agreement or that the Parties mutually agree in writing to refer to the JCMC.

6.4.3       JCMC Meetings; Minutes.

(a)          The JCMC will meet in person, videoconference or by teleconference at least once each Calendar Quarter, unless otherwise agreed by the Parties, on such dates and at such times and places as agreed to by the members of the JCMC. Each Party will be responsible for its own expenses relating to attendance at, or participation in, JCMC meetings.

(b)          The Alliance Managers or their designees will provide the members of the JCMC with draft written minutes for approval from each meeting within [***] after each such meeting. The JCMC will approve the minutes from a meeting (with each Party’s representatives on the JCMC collectively having one vote) within [***] after receiving such minutes. The results, reports, analyses and other information regarding the Licensed Product disclosed by one Party to the other Party through the JCMC constitute Confidential Information of both Parties and may be used only in accordance with the rights granted and other terms and conditions under this Agreement. Any reports of the JCMC may take the form of and be recorded in minutes of the meetings of the Parties as contemplated under this Section 6.4.3(b), including copies of any slides relating to the results and presented at such meetings.

6.5          Regulatory Working Group.

6.5.1       Establishment of Regulatory Working Group. Within [***] of the Closing Date, the Parties shall establish a regulatory working group (the “Regulatory Working Group” or “RWG”) as a working group of the JDC. The RWG will consist of an appropriate number of representatives as may be agreed upon by the Parties, with an equal number of representatives designated by each of the Parties. The initial members of the RWG will be nominated by the Parties promptly following the Closing Date. Such representatives shall be individuals suitable in seniority and experience and having sufficient authority to make decisions of the RWG with respect to matters within the scope of the RWG’s responsibilities. The RWG shall operate in accordance with policies and procedures that to be agreed by the RWG, and shall have no authority to alter, amend or waive the terms and conditions of this Agreement. A Party may change one or more of its representatives serving on the RWG at any time upon written notice to the other Party, provided that such replacement satisfies the requirements set forth above in this Section 6.5.1.

6.5.2      Responsibilities of RWG. The RWG shall perform the following functions:

(a)          develop a Regulatory Strategy and any updates thereto for the JDC to review, discuss, revise (if and as appropriate) and make a recommendation to the JSC regarding whether to approve;

(b)          further define (in a manner that is consistent with Article 4) the regulatory roles and responsibilities of each Party;

(c)          define the access and transfer methods (such as secure databases) through which the Parties would share draft communications and Regulatory Filings and other data and information required or reasonably requested to obtain and maintain Regulatory Approvals consistent with Article 4; and

(d)          review, discuss and determine [***] certain regulatory communications and Regulatory Filings made by Akcea in accordance with Article 4.

6.6          Decision-Making.

6.6.1      General Decision-Making Process. Each Party’s representatives on the JSC and each Subcommittee will, collectively, have one vote (the “Party Vote”) on all matters brought before such committee for a decision by consensus. The JSC and each Subcommittee will make decisions as to matters within its jurisdiction by unanimous Party Vote, which will be reflected in the minutes of the committee meeting. Except as otherwise expressly set forth in this Agreement, the words “determine” or “approve” by the JSC or any Subcommittee and similar phrases used in this Agreement will mean approval in accordance with this Section 6.6. For the avoidance of doubt, matters that are specified in Section 6.1.2, Section 6.3.2, Section 6.4.2 or Section 6.5.2, to be reviewed and discussed (as opposed to approved) do not require any agreement by the JSC or any Subcommittee and are not subject to the voting and decision-making procedures set forth in this Section 6.6.

6.6.2      Decisions of the Subcommittees. If any Subcommittee cannot reach unanimous agreement using good faith efforts on any matter within its respective scope of authority within [***], or such shorter time as may be determined by the Parties, after it begins discussing any such matter, then a Party, through its Alliance Manager, may refer such matter to the JSC for resolution in accordance with Section 6.6.3.

6.6.3      Decisions of the JSC. The JSC will use good faith efforts, in compliance with this Section 6.6.3, to promptly resolve any such matter for which it has authority. If, after the use of good faith efforts, the JSC is unable to resolve any such matter referred to it by any Subcommittee or any other matter within the scope of the JSC’s authority, in each case, within [***], or such shorter time as may be determined by the Parties, after the matter was escalated to or discussed at a meeting by the JSC, then a Party may refer such matter to the Parties’ respective Senior Officers for resolution in accordance with Section 6.6.4.

6.6.4      Referral to Senior Officers. If a Party makes an election under Section 6.6.3 to escalate for resolution by the Senior Officers a matter as to which the JSC cannot reach a consensus decision, then the Senior Officers will use good faith efforts to resolve any such matter so escalated to them as soon as practicable but in any event within [***] after such matter is escalated to them, and any final decision that the Senior Officers agree to in writing will be conclusive and binding on the Parties.

6.6.5      Final Decision-Making Authority. If the Senior Officers are unable to reach agreement on any such matter so referred within [***] after such matter is referred to them (or such longer period as the Senior Officers may agree upon), then:

(a)         except as set forth in Section 6.6.5(c) and subject to Section 3.6.2(a)(i), with respect to updates or changes to the Development Plan and Budget (other than updates or amendments for ROW Development Activities that would not be reasonably expected to impact the U.S. Development Activities), any updates or changes require mutual agreement of the Parties (and, absent such agreement, the status quo remains except as set forth in Section 2.5);

(b)        with respect to updates or changes to the ROW Development Activities that would not be reasonably expected to impact the U.S. Development Activities, AstraZeneca has final decision-making authority (and otherwise, such matter shall require mutual agreement of the Parties);

(c)          with respect to the Regulatory Strategy, [***] has final decision-making authority;

(d)          with respect to any Regulatory Filing or communication made by Akcea, [***] has final decision-making authority, except to the extent such Regulatory Filing or communication implicates [***], in which case [***] has final decision-making authority to the extent of such matters (provided such Regulatory Filing or communication is consistent with the Regulatory Strategy);

(e)          with respect to the U.S. Commercialization Plan and Budget or any updates or amendments thereto, subject to Section 3.2.1 and Section 3.2.3(b), [***] has final decision-making authority (provided that [***] cannot exercise its final decision making authority in a manner that requires [***] to perform any Co-Commercialization and Medical Affairs Activities without [***] consent);

(f)          with respect to the U.S. Medical Affairs Plan and Budget or any updates or amendments thereto, subject to Section 3.2.2, [***] has final decision-making authority (provided that [***] cannot exercise its final decision making authority in a manner that causes [***] to perform any Co-Commercialization and Medical Affairs Activities without [***] consent);

(g)          with respect to any disputed amount included in a cost notice pursuant to Section 2.4.1(b)(i), Section 2.4.1(b)(ii), Section 3.4.1(b)(i) or Section 11.10.2, no Party shall have final decision-making authority and instead, such matter will be subject to resolution in accordance with Section 17.1.2; and

(h)        with respect to the approval of any amount, on an activity-by-activity basis, that is [***] or more than the most recent JSC-approved budgeted costs and expenses for the applicable activity for a Calendar Year on a year-to-date basis set forth in any Development Plan and Budget, U.S. Medical Affairs Plan and Budget, or U.S. Commercialization Plan and Budget, as applicable, as an Allowable Overrun, such decision will require mutual agreement of the Parties.
For purposes of this Agreement, decisions of the JSC in accordance with Section 6.6.3, decisions of the Senior Officers in accordance with Section 6.6.4, and exercise by a Party of its final decision making authority in accordance with Section 6.6.5, in each case, will be considered a decision of the Subcommittee or JSC, as applicable, in which the matter was first subject to a decision.

6.6.6      Limitation on Decision-Making. Notwithstanding anything to the contrary set forth in this Agreement, without the other Party’s prior written consent, neither Party (in the exercise of a Party’s final decision-making authority), nor the JSC nor any Subcommittee thereof, may make a decision that could reasonably be expected to: (a) require a Party to take any action that such Party reasonably believes would (i) violate any applicable Law, the requirements of any Regulatory Authority, or any agreement with any Third Party entered into by such Party or (ii) require such Party to infringe or misappropriate any intellectual property rights of any Third Party; or (b) conflict with, amend, interpret, modify, or waive compliance by a Party under, this Agreement.

6.7          Discontinuation.

6.7.1      Subject to Section 17.11, the JSC shall continue to exist until the earliest of (a) the Parties mutually agreeing in writing to disband the JSC, (b) written notice from Akcea that it desires to disband the JSC, and (c) the end of the Royalty Term in the U.S.

6.7.2      The JDC shall continue to exist until the earliest of (a) the JSC disbanding, (b) completion of activities under the Development Plan and Budget, and (c) the Parties mutually agreeing in writing to disband the JDC.

6.7.3      The JCMC shall continue to exist until the earliest of (a) the JSC disbanding, (b) the date on which the Parties cease all Co-Commercialization and Medical Affairs Activities of the Licensed Product in the U.S., (c) the Opt-Out Date and (d) the Parties mutually agreeing in writing to disband the JCMC.

6.7.4       The RWG shall continue to exist until the earliest of (a) the JSC disbanding, (b) the JDC disbanding, and (c) the Parties mutually agreeing in writing to disband the RWG.

6.7.5      Notwithstanding anything herein to the contrary, once the JSC, JDC, JCMC or Regulatory Working Group disbands in accordance with this Agreement, such committee or working group shall be terminated and shall have no further rights or obligations under this Agreement, and thereafter any requirement of Akcea to provide information or other materials to such committee or working group shall be deemed a requirement to provide such information or other materials to AstraZeneca, AstraZeneca shall have the right to solely decide, without consultation with Akcea, all matters subject to the review or approval by such committee or working group hereunder that were previously subject to AstraZeneca’s final decision-making authority and all other matters subject to the review or approval by such committee or working group hereunder will be decided by mutual agreement of the Parties.

6.8        Alliance Managers. Each Party will appoint a representative to act as its alliance manager (each, an “Alliance Manager”) to progress the activities under this Agreement. The role of the Alliance Manager is to act as a single point of contact between the Parties to assure a successful collaboration. The Alliance Managers shall attend all meetings of the JSC, JDC, and JCMC (and each Alliance Manager may attend any other committee or working group meetings he or she desires to attend) as non-voting participants and support the committee or working group in the discharge their responsibilities. Alliance Managers may not serve as a member of any committee or working group but shall be non-voting participants in committee or working group meetings. An Alliance Manager may bring any matter to the attention of any committee or working group if such Alliance Manager reasonably believes that such matter warrants such attention. Each Alliance Manager will be responsible for performing the activities listed in Schedule 6.8. Each Party may change its Alliance Manager at any time upon written notice to the other Party.

6.9         Annual Review. Without limiting the other provisions of this Article 6, on at least an annual basis during the Term, senior leaders of each Party will meet at a mutually agreed time and place, which may include by videoconference or teleconference, to discuss the progress of the Development, Manufacturing, Commercialization and other Exploitation of the Licensed Product under this Agreement and any issues arising with respect thereto or otherwise with respect to the relationship of the Parties.

ARTICLE 7
GENERAL PROVISIONS RELATING TO THE PROGRAM

7.1        Compliance. Each Party and its Affiliates will perform its activities pursuant to this Agreement (and will use Commercially Reasonable Efforts to require any applicable Third Parties to perform any such activities) in compliance with all applicable Laws and regulations, including Good Laboratory Practices (cGLP), Good Clinical Practices (cGCP), and Good Manufacturing Practices (cGMP), in each case as applicable under the Laws and regulations of the country and the state and local government wherein such activities are conducted or which are otherwise affected.

7.2          Subcontracting Rights.

7.2.1      AstraZeneca Subcontractors. Subject to the terms and conditions of this Agreement, including Section 7.2.3, AstraZeneca will have the right to engage Affiliates or Third Party subcontractors to perform any of its obligations under this Agreement at its sole discretion; provided that [***].

7.2.2      Akcea Subcontractors. Subject to the terms and conditions of this Agreement, including Section 7.2.3, Akcea will have the right to engage Affiliates or Third Party subcontractors to perform its obligations under the Development Plan and Budget, the Manufacturing Transition Plan, the U.S. Commercialization Plan and Budget and U.S. Medical Affairs Plan and Budget, at its sole discretion; provided that [***] (Existing Third Party Subcontractors); provided, further, that, [***], in which case [***] under the Development Plan and Budget, the Manufacturing Transition Plan, the U.S. Commercialization Plan and Budget or the U.S. Medical Affairs Plan and Budget [***].

7.2.3      Subcontract Requirements. Any Affiliate or Third Party subcontractor to be engaged by a Party to perform a Party’s obligations set forth in this Agreement will meet the qualifications typically required by such Party for the performance of work similar in scope and complexity to the subcontracted activity; provided that any Party engaging an Affiliate or Third Party subcontractor hereunder will remain principally responsible and obligated for such activities and for such Affiliate or Third Party’s compliance with all applicable terms and conditions of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Parties may only engage a Third Party subcontractor to perform its activities under the Agreement if: (a) no rights of the other Party under this Agreement would be diminished or otherwise adversely affected as a result of such subcontracting, (b) the subcontractor undertakes the obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties pursuant to Article 13 hereof, and (c) the subcontractor agrees that any intellectual property developed in the course of the work hereunder, other than improvements to such subcontractor’s background intellectual property, shall be assigned or exclusively and perpetually licensed to such subcontracting Party to the extent required to permit licensing of such intellectual property to the other Party as required by the terms and conditions of this Agreement.

7.3         Materials Transfer. In order to facilitate the activities under this Agreement, either Party may provide to the other Party certain materials for use by the other Party in furtherance of the activities to be performed under this Agreement pursuant to a Materials Transfer Agreement to be agreed and executed by the Parties. Unless agreed otherwise between the Parties, all such materials will be used by the receiving Party in accordance with the terms and conditions of this Agreement and the Materials Transfer Agreement solely for purposes of exercising its rights and performing its obligations under this Agreement, and the receiving Party will not transfer such materials to any Third Party unless expressly contemplated by this Agreement or the Materials Transfer Agreement or upon the written consent of the supplying Party. The receiving Party shall not use, or authorize use of, the provided materials on or in humans for any purpose under any circumstances, unless specifically provided in the Development Plan and Budget or the Materials Transfer Agreement. The receiving Party acknowledges that the provided materials are experimental in nature and may have unknown characteristics and therefore agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of such materials. ANY SUCH MATERIALS ARE SUPPLIED TO THE OTHER PARTY “AS IS”, WITH NO WARRANTIES, EXPRESS OR IMPLIED, AND THE PROVIDING PARTY EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY. For clarity, this Section 7.3 shall not apply to the supply of any Licensed Compound, analytical reagents, raw materials, drug substance or drug product supplied or transferred pursuant to Article 5.

ARTICLE 8
LICENSE GRANTS

8.1          License Grant to AstraZeneca.

8.1.1      Subject to the terms and conditions of this Agreement and effective as of the Closing Date, Akcea hereby grants to AstraZeneca, and AstraZeneca accepts, an exclusive (even as to Akcea and its Affiliates), royalty-bearing, non-transferable (except in accordance with Section 17.3), sublicensable (through multiple tiers, but subject to Section 8.3) license under the Licensed Technology to Exploit the Licensed Compounds and the Licensed Products in the Field in the Territory; provided that (a) [***] and (b) for clarity, the license grant under this Section 8.1 shall not include the right to Exploit the Licensed Compounds and the Licensed Products in the PTC Territory unless and until the date that is the earlier of (i) such time as Akcea shall have the right to grant the foregoing exclusive license to AstraZeneca in the PTC Territory pursuant to Sections 7.1 and 7.2 of the PTC Agreement and (ii) such time as Akcea and its Affiliates are otherwise no longer subject to Sections 7.1 and 7.2 of the PTC Agreement (such date, the “PTC Territory License Date”) (provided that, if any antitrust approvals are required under applicable Law in any country in the PTC Territory prior to the inclusion of rights for AstraZeneca in such country under this Agreement, then the Parties will cooperate in good faith in accordance with Section 10.2 (mutatis mutandis with respect to such country) to promptly secure such approvals, and the PTC Territory License Date shall be the date that all such approvals are received). If Akcea or any of its Affiliates [***], then Akcea will (1) [***], (2) [***], and (3) [***].

8.1.2     Subject to the terms and conditions of this Agreement and effective as of the Closing Date, Akcea hereby grants to AstraZeneca, and AstraZeneca accepts, a non-exclusive, royalty-bearing, non-transferable (except in accordance with Section 17.3), sublicensable (through multiple tiers, but subject to Section 8.3) license under the Licensed Technology to Manufacture and Develop Licensed Compounds and Licensed Products in the [***] solely for the purpose of Developing and Commercializing Licensed Compounds and Licensed Products [***].

8.2          License Grants to Akcea.

8.2.1      Subject to the terms and conditions of this Agreement and effective as of the Closing Date, AstraZeneca hereby grants to Akcea, and Akcea accepts, a non-exclusive, royalty-free, non-transferable (except in accordance with Section 17.3), sublicensable (through multiple tiers, but solely to Akcea’s Affiliates and its and their subcontractors permitted under Section 7.2.2) (sub)license under the Licensed Technology and the AstraZeneca IP to (a) perform U.S. Development Activities and Global Development Activities in the Field in the Territory pursuant to the Development Plan and Budget (to the extent permitted under Article 2) and (b) Manufacture (to the extent permitted under Article 5) the Licensed Compound and the Licensed Product in the Field in the Territory through the later of (i) [***] and (ii) [***].

8.2.2      Subject to the terms and conditions of this Agreement and effective as of the Closing Date, AstraZeneca hereby grants to Akcea, and Akcea accepts, a non-exclusive, royalty-free, non-transferable (except in accordance with Section 17.3), sublicensable (through multiple tiers, but solely to Akcea’s Affiliates and its and their subcontractors permitted under Section 7.2.2) (sub)license under the Licensed Technology and the AstraZeneca IP to perform Co-Commercialization and Medical Affairs Activities (to the extent permitted under Article 3) for the Licensed Compound and the Licensed Product in the Field in the United States.

8.3          AstraZeneca’s Sublicensing Rights. Subject to the terms and conditions of this Agreement, AstraZeneca will have the right to grant sublicenses under the licenses granted under Section 8.1 above:

8.3.1      under the Licensed Technology other than Akcea Manufacturing IP to an Affiliate of AstraZeneca or a Third Party; provided that Akcea’s prior written consent (not to be unreasonably withheld, conditioned, or delayed) will be required for any sublicense to a Third Party of Commercialization rights in the U.S. (except any sublicense to a CSO or other vendor or service provider); and

8.3.2       under the Akcea Manufacturing IP solely to (a) [***], (b) [***] (each, an “Authorized CMO”), which such Authorized CMOs as of the Execution Date are set forth on Schedule 8.3.2 attached hereto, or (c) [***].

8.4         Sublicense Conditions. For each such sublicense granted by AstraZeneca under its licenses set forth in Section 8.1 (other than a Settlement Sublicense) or Akcea under its licenses set forth in Section 8.2 (a “Sublicense”), the sublicensing Party shall promptly notify the other Party of the granting of such Sublicense, and shall ensure that the terms of such Sublicense (a) are subject to the applicable terms and conditions of this Agreement and (b) without limiting the foregoing, contain provisions requiring that the Sublicensee (i) undertakes the obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties pursuant to Article 13 hereof, (ii) agrees that any intellectual property developed in the course of the work hereunder shall be assigned or licensed to the sublicensing Party to the extent required to permit licensing of such intellectual property to the other Party as required by the terms and conditions of this Agreement, and (iii) submits applicable sales or other reports to the sublicensing Party to the extent necessary or relevant to the reports or records required to be maintained under this Agreement. The sublicensing Party will provide the other Party with a fully-executed copy of any agreement reflecting any such Sublicense (excluding any Sublicense with an Affiliate of the sublicensing Party), which may be reasonably redacted to exclude the sublicensing Party’s proprietary information, other competitively sensitive information, or any other information not necessary for the other Party to verify compliance with the preceding sentence, promptly (but no later than [***]) after the execution thereof, which copy shall be treated as the sublicensing Party’s Confidential Information. The sublicensing Party assumes full responsibility, and will remain primarily liable, for causing the performance of all obligations of each of its Sublicensees/(sub)licensees and their compliance with all applicable terms and conditions of this Agreement.

8.5         Effect of Termination on Sublicenses. If this Agreement terminates for any reason, any Sublicensee will, from the effective date of such termination, automatically become a direct licensee of Akcea with respect to the rights sublicensed to the Sublicensee by AstraZeneca; so long as (a) such Sublicensee is not in breach of its Sublicense, (b) Akcea is not required to assume any obligations or liabilities (contingent or otherwise) not set forth in this Agreement, (c) such Sublicensee agrees in writing to comply with all of the terms and conditions of this Agreement to the extent applicable to the rights originally sublicensed to it by AstraZeneca, and (d) such Sublicensee agrees to pay directly to Akcea AstraZeneca’s payments under this Agreement to the extent applicable to the rights sublicensed to it by AstraZeneca.

8.6         Technology Transfer. After the Closing Date, Akcea will promptly deliver copies of the Know-How licensed to AstraZeneca under Section 8.1 (other than the Akcea Manufacturing and Analytical Know-How which will be transferred pursuant to Section 5.2) in Akcea’s possession or control that has not previously been provided hereunder, for use solely in accordance with the license granted under Section 8.1. To assist with the transfer of such Know-How and if reasonably requested by AstraZeneca, Akcea will make its personnel reasonably available to AstraZeneca during normal business hours to transfer such Know-How under this Section 8.6. Any Out-of-Pocket Costs incurred by either Party in connection with this transfer will be considered Other Operating Expenses and shared by the Parties in accordance with Section 11.10. Without limiting the foregoing, upon Completion of each Clinical Trial ongoing as of the Execution Date, Akcea will, as soon as reasonably practicable, transfer to AstraZeneca the clinical and regulatory databases with respect to such Clinical Trial.

8.7         Consequence of Natural Expiration of this Agreement. If this Agreement expires (i.e., is not terminated early) in a particular country in accordance with Section 16.1 then the license granted to AstraZeneca under the Licensed Technology shall become perpetual, irrevocable and fully paid-up on a country-by-country basis.

8.8         No Other Rights and Retained Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest, license right or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party or any of its Affiliates, including items owned, controlled, developed or acquired by the other Party or any of its Affiliates, or provided by the other Party to the first Party at any time pursuant to this Agreement. AstraZeneca will not practice the Licensed Technology other than as expressly licensed and permitted under this Agreement, and Akcea will not practice the AstraZeneca IP other than as expressly licensed and permitted under this Agreement. Any rights not expressly granted to a Party by the other Party under this Agreement are hereby retained by such other Party.

8.9         Section 365(n) of the Bankruptcy Code. The Parties intend to take advantage of the protections of Section 365(n) (or any successor provision) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction to the maximum extent permitted by Law. All rights and licenses granted under or pursuant to this Agreement by a Party to the other Party, but only to the extent they constitute licenses of a right to “intellectual property” as defined in Section 101 of the U.S. Bankruptcy Code or foreign counterparty thereto, are and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any foreign counterpart thereto, licenses of rights to “intellectual property.” The Parties agree that the Parties will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto, including the right to obtain the intellectual property from another entity. In the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any foreign counterparty thereto, the Party that is not subject to such proceeding will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and all embodiments which, if not already in its possession, will be promptly delivered to the non-subject Party upon written request (a) upon commencement of a bankruptcy proceeding, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement, or (b) if not delivered pursuant to clause (a) above because the subject Party continues to perform, upon the rejection of this Agreement by or on behalf of the subject Party. Unless and until the subject Party rejects this Agreement, the subject Party shall perform this Agreement or provide the intellectual property (including all embodiments of such intellectual property) to the non-subject Party, and shall not interfere with the rights of the non-subject Party to such intellectual property, including the right to obtain the intellectual property from another entity. The upfront fee, milestone payments and Royalties to be paid by AstraZeneca under this Agreement will be considered “royalties” for purposes of Section 365(n) of the U.S. Bankruptcy Code.

8.10       License Conditions; Limitations. The licenses granted under Section 8.1 and the sublicense rights under Section 8.3 are subject to and limited by (a) the Prior Agreements, (b) the Existing In-License Agreements (in each case of clauses (a) and (b), to the extent and in the form that such agreements are disclosed to AstraZeneca as of the Execution Date or as such agreements may be amended as permitted by this Agreement), (c) subject to Akcea’s compliance with Section 11.8.4, any Future In-License Agreements (in the case of this clause (c), to the extent and in the form that such agreements (and any amendments thereto) are disclosed to AstraZeneca pursuant to the terms of Section 14.4.8 and as such agreements may be amended as permitted by this Agreement) and (d) the granting of, or performance of obligations under, Permitted Licenses.

ARTICLE 9
ROFN AND EXCLUSIVITY PROVISIONS

9.1         ROFN for [***]. During the Exclusivity Period, if Akcea or any of its Affiliates discovers or otherwise obtains rights to a [***] and intends to [***] (itself or through a Third Party) (such Development program, “Potential [***]”), then Akcea shall provide prompt notice to AstraZeneca in writing (each such written notice, a “Notice of Intent”), which Notice of Intent will include a detailed description of such Potential [***]. Following a Notice of Intent, Akcea shall promptly provide AstraZeneca with other information and documentation reasonably related to such Potential [***] that is requested by AstraZeneca within [***] after AstraZeneca’s receipt of the Notice of Intent. AstraZeneca shall have [***] from the later of receipt of the Notice of Intent or receipt of any information or documentation related to such Potential [***] that is reasonably requested by AstraZeneca within [***] of receipt of the Notice of Intent within which to inform Akcea in writing that AstraZeneca has an interest in obtaining exclusive Development and Commercialization rights from Akcea with respect to such [***] (each such written notice, a “Statement of Interest”). Following receipt of a timely Statement of Interest, Akcea will negotiate in good faith exclusively with AstraZeneca for [***] (or such longer period mutually agreed to by the Parties, the “Negotiation Period”) the financial and other material terms and conditions of this Agreement that the Parties would amend in consideration for including the Potential [***] as part of this Agreement (the “Right of First Negotiation”). Subject to the foregoing, during the applicable Negotiation Period, [***]. If AstraZeneca does not provide a Statement of Interest within the [***] period, or if AstraZeneca does provide a Statement of Interest but the Parties do not reach agreement regarding the terms of such a transaction within the Negotiation Period, then such Right of First Negotiation with respect to such Potential [***] shall expire, and Akcea will have the right to progress the Development of such Potential [***], subject to the remainder of this Article 9; provided that [***]. Any agreement reached by the Parties with respect to the Potential [***] shall be memorialized in and governed by an amendment to this Agreement or a separate written agreement addressing the terms and conditions of such Potential [***].

9.2          Exclusivity Covenants. Except in the performance of its obligations or exercise of its rights under this Agreement and except as otherwise set forth in Section 9.3 and Section 9.4, for the period commencing on the Closing Date and expiring upon the earlier of (a) [***], and (b) [***] (the “Exclusivity Period”), neither Party nor any of its respective Affiliates will, either alone or with or for any Third Party, work independently or for or with any Third Party (including the grant of any license or other rights to any Third Party) with respect to the Development or Commercialization of a Competitive Oligo. Notwithstanding anything to the contrary in this Agreement and solely for purposes of this Section 9.2 and Section 9.4, “Development” will be deemed to exclude all pre-clinical research and pre-clinical development activities, such that pre-clinical research and pre-clinical development activities will not violate this Section 9.2.

9.3          Limitations and Exceptions to Akcea’s Exclusivity Covenants. Akcea’s or its Affiliates’ practice of the following will not violate Section 9.2:

9.3.1       the licenses granted by Akcea or its Affiliates, or the performance by Akcea or its Affiliates of any obligations, under the Prior Agreements;

9.3.2       the granting of, or performance of obligations under, Permitted Licenses;

9.3.3       any activities permitted under Section 9.4 below;

9.3.4       the Exploitation of any Inotersen Product; and

9.3.5      [***].

9.4          Competitive Oligo Transactions.

9.4.1      The Parties acknowledge that after the Execution Date a Party or its Affiliate may acquire a Third Party (including through merger, reorganization, consolidation or business combination). In the case of such a transaction after the Execution Date and prior to the end of the Exclusivity Period where such Third Party is Developing or Commercializing a Competitive Oligo that would violate Section 9.2, notwithstanding anything to the contrary in this Agreement, within [***] after such acquisition (or if at the time of such acquisition there are ongoing Clinical Trials, if later, within [***] after Completion of such Clinical Trials), such Party (or its Affiliate) and such Third Party must either (a) [***], (b) [***], (c) [***], or (d) [***]. If such acquiring Party (or its Affiliate) and such Third Party do not take one of the steps set forth in clause (a) through clause (d) above (as applicable) or do not comply with the immediately following sentence, then such Development or Commercialization of such Competitive Oligo will be a violation of Section 9.2.  During the period between the closing of such acquisition and the date that the acquiring Party (or its Affiliate) completes one of the steps set forth in clause (a) through clause (d) above, the acquiring Party shall establish reasonable procedures, including firewalls between the teams responsible for such Competitive Oligo and the teams responsible for the Licensed Product (other than members of senior management of the acquiring Party responsible for overall product portfolio management), to prevent the use of any Confidential Information of the other Party or any Patent Rights or Know-How that are subject to a license grant under this Agreement from being used by the acquiring Party or its Affiliates in connection with the Development or Commercialization of such Competitive Oligo.

9.4.2      The Parties acknowledge that after the Execution Date a Party may undergo a Change of Control (including through merger, reorganization, consolidation or business combination). In the case of a Change of Control after the Execution Date and prior to the end of the Exclusivity Period where the Acquirer or its pre-existing Affiliate (other than a Party Affiliate) is, at the time of such Change of Control, Developing or Commercializing a Competitive Oligo that would violate Section 9.2 if conducted by a Party or its Affiliate, the continued Development or Commercialization of such Competitive Oligo will not be a violation of Section 9.2, provided that the Acquirer establishes reasonable procedures, including firewalls between the teams responsible for such Competitive Oligo and the teams responsible for the Licensed Product (other than members of senior management of the Acquirer responsible for overall product portfolio management), to prevent the use of any Confidential Information of the other Party or any Patent Rights or Know-How that are subject to a license grant under this Agreement from being used by the Acquirer or its Affiliates in connection with the Development or Commercialization of such Competitive Oligo.

ARTICLE 10
CLOSING

10.1       Closing. Subject to the last sentence of Section 16.1, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be deemed to have taken place on the date that all necessary authorizations, consents, orders or approval of, or declarations or filings with, or expirations of waiting periods under the HSR Act, as applicable to the consummation of the transactions contemplated by this Agreement (“HSR Clearance”) have been received, authorized, permitted or expired (the “Closing Date”). AstraZeneca shall immediately provide written notice to Akcea of such Closing Date. Except for the Parties’ rights and obligations under Section 2.3 (Development Activities Prior to Closing Date), Article 13 (Confidentiality), Article 14 (Representations and Warranties), Section 17.1 (Dispute Resolution), Section 17.2 (Governing Law; Jurisdiction; Equitable Relief; Losses; Remedies), Section 17.11 (Change of Control) and this Article 10 (Closing), which will be effective as of the Execution Date, this Agreement will not become effective until the Closing Date. Upon the occurrence of the Closing Date, all other provisions of this Agreement shall become effective automatically without the need for further action by the Parties.

10.2        Antitrust Filings.

10.2.1    Akcea and AstraZeneca shall, as promptly as practicable (but no later than 10 Business Days after the Execution Date), and before the expiration of any relevant legal deadline, prepare and file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, the Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) required for the transactions contemplated hereby, together with all required documentary attachments thereto any supplemental information requested in connection therewith pursuant to the HSR Act (the “Antitrust Filings”). Notwithstanding the foregoing, the Parties may, upon mutual agreement, delay the filing of any of the Antitrust Filings if they reasonably believe that such delay would result in obtaining any clearance required under the HSR Act for the consummation of this Agreement and the transactions contemplated hereby more expeditiously. Each of Akcea and AstraZeneca shall cooperate in the antitrust clearance process, including by furnishing to each other’s counsel such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under the HSR Act and to furnish promptly with the Antitrust Authorities any information reasonably requested by them in connection with such filings. Each Party shall be responsible for its own fees, costs and expenses associated with any Antitrust Filings or in connection with its obligations pursuant to this Section 10.2.

10.2.2   Akcea and AstraZeneca shall use their commercially reasonable efforts to promptly obtain HSR Clearance and shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, any Antitrust Authority and shall comply promptly with any such inquiry or request. Commercially reasonable efforts as used in this Section 10.2.2 will not include proposing, negotiating, committing to or effecting, by consent decree, hold separate order, or otherwise, (a) the sale, divestiture, disposition, licensing or sublicensing of any of a Party’s or its Affiliates’ assets, properties or businesses, (b) behavioral limitations, conduct restrictions or commitments with respect to such assets, properties or business, or of any of the rights or obligations of a Party under this Agreement, or (c) defending through litigation any claim asserted in court by any Third Party that would restrain, prevent or delay the Closing Date.

10.2.3    Subject to Section 10.2.2, the Parties shall instruct their respective counsel to cooperate with each other and use commercially reasonable efforts to facilitate and expedite the identification and resolution of any issues arising under the HSR Act at the earliest practicable dates. Such commercially reasonable efforts and cooperation include counsel’s undertaking (a) to keep each other informed of communications, inquiries and requests from and to personnel of the reviewing Antitrust Authorities, including by providing copies thereof to the other Party (subject to reasonable redactions for privilege or confidentiality concerns), and (b) to confer with each other regarding appropriate contacts with and response to personnel of such Antitrust Authorities and the content of any such contacts or presentations. Each of Akcea and AstraZeneca shall consult with the other Party, to the extent practicable, in advance of participating in any substantive meeting or discussion with any Antitrust Authority with respect to any such filings, applications, investigation, or other inquiry and, to the extent permitted by the relevant Antitrust Authority, give the other Party the opportunity to attend and participate in such meeting or discussion (which, at the request of either AstraZeneca or Akcea, shall be limited to outside antitrust counsel only). Akcea and AstraZeneca shall each give the other Party the opportunity to review in advance, and shall consider in good faith the other Party’s reasonable comments in connection with, the content of any presentations, white papers or other written materials to be submitted to any Antitrust Authority. Neither Party shall withdraw its filing under the HSR Act or agree to delay the Closing Date without the prior written consent of the other Party. The Parties’ rights and obligations hereunder apply only in so far as they relate to this Agreement and to the transactions contemplated under this Agreement.

10.3       Covenants between Signing and Closing. From the Execution Date and until the Closing Date or the earlier termination of this Agreement in accordance with Article 16, except as consented to in writing by AstraZeneca, (a) Akcea shall conduct its business with respect to the Licensed Product in the ordinary course of business consistent with past practice and in accordance with all applicable Law with respect to the performance of its obligations under this Agreement, including with respect to its activities under any Clinical Trials of the Licensed Product that are ongoing as of the Execution Date, and (b) Akcea shall not (i) license, transfer or otherwise dispose of any Licensed Technology; (ii) abandon, cancel or allow to lapse or fail to maintain or protect any Licensed Technology; or (iii) enter into, modify, extend, renew or amend any contract, in each case of (i), (ii) and (iii) that would materially limit or impair Akcea’s or its Affiliates’ ability to carry out its obligations or AstraZeneca’s rights under this Agreement.

ARTICLE 11
UPFRONT FEE; MILESTONES AND ROYALTIES; REIMBURSEMENTS; PAYMENTS

11.1        Upfront Fees.

11.1.1     U.S. Rights. In partial consideration for the rights and licenses granted to AstraZeneca hereunder with respect to the U.S., and subject to the terms and conditions of this Agreement, within 30 days after receipt of an invoice from Akcea, which invoice may be issued on or after the Closing Date but not earlier than December 10, 2021, AstraZeneca will pay Akcea a one-time upfront fee of $100,000,000.

11.1.2     ROW Rights. In partial consideration for the rights and licenses granted to AstraZeneca hereunder with respect to the ROW Territory, and subject to the terms and conditions of this Agreement, within 30 days after receipt of an invoice from Akcea, which invoice may be issued on or after the Closing Date but not earlier than December 10, 2021, AstraZeneca will pay Akcea a one-time upfront fee of $100,000,000.

11.2       Development and Regulatory Milestone Payments. In further consideration for the rights and licenses granted to AstraZeneca hereunder, and subject to the terms and conditions of this Agreement (including Section 11.6.2(d)), in accordance with Section 11.4, AstraZeneca will pay Akcea the one-time milestone payments set forth in Table 1 below when a Development or regulatory milestone event listed in Table 1 is first achieved by or on behalf of AstraZeneca or its Affiliates or its or their Sublicensees after the Closing Date during the Term for a Licensed Product:

Table 1
No.	Milestone Event	Milestone Payment
1.	[***]	$[***]*
2.	[***]	$[***]*
3.	[***]	$[***]
4.	[***]	$[***]
5.	[***]	$[***]
6.	[***]	$[***]
7.	[***]	$[***]

*Notwithstanding the foregoing, Milestone Payment No. 1 will be [***] and Milestone Payment No. 2 will be [***]; provided that for purposes of determining if Milestone Event No. 2 is “achieved” [***]. For example, if [***] then AstraZeneca will provide Akcea with written notice of such milestone achievement within [***] and AstraZeneca will pay Akcea $[***] within [***] after receipt of such invoice.

11.3       Sales Milestone Payments. In further consideration for the rights and licenses granted to AstraZeneca hereunder, and subject to the terms and conditions of this Agreement, AstraZeneca will pay Akcea the one-time sales milestone payments set forth in Table 2 below, in accordance with Section 11.4, when a sales milestone event listed in Table 2 is first achieved by or on behalf of AstraZeneca or its Affiliates or its or their Sublicensees after the Closing Date during the Term for the Licensed Products in a given Calendar Year:

Table 2
Sales Milestone Event	Sales Milestone Payment
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]
Net Sales of all Licensed Products in the Territory in a Calendar Year are greater than $[***].	$[***]

11.4        Limitations on Milestone Payments; Exceptions; Notice.

11.4.1    Each milestone payment set forth in Table 1 and Table 2 above will be paid only once upon the first achievement of the milestone event by a Licensed Product, regardless of the number of Licensed Products that achieve such milestone event or how many times a single Licensed Product achieves such milestone event, and any subsequent or repeated achievement of the same milestone event, whether by the same Licensed Product or by a Licensed Product different from the first Licensed Product used in the same milestone event, shall not result in any additional payment obligation by AstraZeneca under Section 11.2 or Section 11.3, as applicable.

11.4.2     The sales of Licensed Products arising from named patient, compassionate use, or other similar programs will not be considered for purposes of determining whether a milestone event listed in Table 1 or Table 2 has been achieved.

11.4.3    If multiple milestone events are achieved simultaneously by the same occurrence, then the milestone payments for all such milestone events will be due simultaneously. If multiple sales milestone events are achieved in the same Calendar Year, then the milestone payments for all such milestone events will be due for such Calendar Year.

11.4.4     Each time a milestone event is achieved under this Article 11, AstraZeneca will send Akcea written notice thereof (except with respect to milestone event #7 set forth in Table 1, in which case [***]) (a) with respect to Development and regulatory milestone events set forth in Table 1, within [***] following the date of achievement of such milestone event and (b) with respect to sales milestone events set forth in Table 2, within [***] following the end of the month in which such sales-based milestone events occur, and in each case ((a) and (b)), the applicable milestone payment will be due within [***] after receipt by AstraZeneca of an invoice from Akcea (except with respect to milestone event #7 set forth in Table 1, which will be due within [***] of [***]).

11.5        U.S. Royalties.

11.5.1     US. Royalty Rates. In further consideration of the licenses and other rights granted to AstraZeneca, subject to the terms and conditions of this Agreement, including Section 3.6.2 and Section 11.5.2, on a Calendar Quarter-by-Calendar Quarter basis, AstraZeneca will pay to Akcea royalties at the U.S. Royalty Rates (set forth in Table 3 below) (“U.S. Royalty Rates”) on the aggregate Net Sales resulting from the sale of Licensed Products in the U.S. during each Calendar Quarter (collectively, “U.S. Royalties”), which U.S. Royalty Rate for a given Calendar Year will be determined [***] as follows:

Table 3
[***]	U.S. Royalty Rate
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]

For clarity, the U.S. Royalty Rate will be determined [***]. On a Calendar Year-by-Calendar Year basis no later than [***] prior to the start of each Calendar Year, AstraZeneca will [***]. No royalties are due on Net Sales of Licensed Products arising from named patient, compassionate use and other programs providing for the delivery of Licensed Product at no cost.

11.5.2    [***]. Within [***] after the end of each Calendar Year, AstraZeneca shall (a) [***], (b) [***], and (c) [***]. If the [***] for a Calendar Year is [***]. If the [***] for a Calendar Year is [***]. In addition, within [***] after the end of each Calendar Year, AstraZeneca will provide Akcea with a good faith, non-binding estimate of the [***].

11.5.3    U.S. Royalty Reports; Payment of U.S. Royalties. Following the First Commercial Sale of any Licensed Product in the U.S., unless and until the Opt-Out Date occurs (and for the Calendar Quarter in which the Opt-Out Date occurs), AstraZeneca will furnish to Akcea a detailed written report within [***] after the end of each Calendar Quarter during a Calendar Year showing, on a Licensed Product-by-Licensed Product basis, the Net Sales of each Licensed Product in the U.S. and the U.S. Royalties payable under this Agreement with respect to such Calendar Quarter. After receipt of such written report, Akcea will submit an invoice to AstraZeneca with respect to the U.S. Royalties payable under this Agreement with respect to such Calendar Quarter. Such U.S. Royalties will be due and payable within [***] after AstraZeneca’s receipt of such invoice. In addition, beginning with the Calendar Quarter in which the First Commercial Sale for the Licensed Product is made in the U.S. and for each Calendar Quarter thereafter, within [***] following the end of each such Calendar Quarter, AstraZeneca will provide Akcea a preliminary, non-binding written report estimating the total Net Sales of, and U.S. Royalties payable to Akcea for, Licensed Products projected for such Calendar Quarter. Additionally, within [***] after the end of each Calendar Year after the First Commercial Sale of a Licensed Product in the U.S., AstraZeneca shall provide to Akcea a non-binding [***] sales forecast by Calendar Quarter, solely for Akcea’s planning purposes.

11.6        ROW Royalties.

11.6.1    ROW Royalty Rates. In further consideration of the licenses and other rights granted to AstraZeneca, during the Royalty Term, subject to the terms and conditions of this Agreement (including this Article 11), AstraZeneca will pay to Akcea royalties at the ROW Territory royalty rates (set forth in Table 4 below) (“ROW Royalty Rates”) on the aggregate Net Sales resulting from the sale of each Licensed Product (a) in the ROW Territory and (b) [***] ((a) and (b), “ROW Net Sales”), in each case ((a) and (b)), during each Calendar Year (collectively, “ROW Royalties”):

Table 4
Royalty Tier	ROW Net Sales of Licensed Products in a Calendar Year	ROW Royalty Rate
1.	For the portion of ROW Net Sales of a Licensed Product in a Calendar Year less than $[***]	[***]%
2.	For the portion of ROW Net Sales of a Licensed Product in a Calendar Year greater than or equal to $[***] but less than $[***]	[***]%
3.	For the portion of ROW Net Sales of a Licensed Product in a Calendar Year greater than or equal to $[***] but less than $[***]	[***]%
4.	For the portion of ROW Net Sales of a Licensed Product in a Calendar Year greater than or equal to $[***] but less than $[***]	[***]%
5.	For the portion of ROW Net Sales of a Licensed Product in a Calendar Year greater than or equal to $[***]	[***]%

ROW Net Sales in a Calendar Year will be calculated by [***] during the Royalty Term. Each ROW Royalty Rate set forth in Table 4 above shall apply only to that portion of the Net Sales of all Licensed Products in the ROW Territory during a given Calendar Year that falls within the indicated royalty tier. No ROW Royalties are due on Net Sales of Licensed Products arising from named patient, compassionate use and other programs providing for the delivery of Licensed Product at no cost. The sales of Licensed Products arising from named patient, compassionate use, or other similar programs will not be considered a First Commercial Sale for purposes of calculating the Royalty Term. ROW Royalties will be payable on a Licensed Product-by-Licensed Product and country-by-country basis during the Royalty Term for such Licensed Product in such country until the expiration of the Royalty Term for such Licensed Product in such country. [***]. AstraZeneca will provide reports and payments to Akcea consistent with Section 11.7.

Notwithstanding any provision to the contrary set forth in this Agreement, all references to the ROW Territory in this Section 11.6, Section 11.7, Section 11.8 and Section 11.9 [***].

11.6.2     Opt-Out Scenario One Royalty and ROW Royalty Deductions.

(a)         Expiration of Valid Claims and Exclusivity. If on a country-by-country and Licensed Product-by-Licensed Product basis, (i) the last Valid Claim of the Akcea Patent Rights or Joint Patent Rights Covering [***] such Licensed Product in such country has expired, (ii) the last Valid Claim of the Akcea Patent Rights or Joint Patent Rights listed in the Orange Book and Covering such Licensed Product in such country has expired or a Generic Product is being sold in such country, and (iii) the Regulatory Exclusivity Period in such country with respect to such Licensed Product has expired or a Generic Product is being sold in such country, then the Opt-Out Scenario One Royalty Rates or the ROW Royalty Rates, as applicable, used to calculate the Opt-Out Scenario One Royalties or the ROW Royalties, as applicable, with respect to such Licensed Product in such country shall by reduced to [***]% of the Opt-Out Scenario One Royalty Rates agreed to by the Parties or the ROW Royalty Rates set forth in Table 4, as applicable.

(b)         Opt-Out Scenario One Royalties and ROW Royalties After Generic Intrusion. If, on a country-by-country and Licensed Product-by-Licensed Product basis, at any time during the Royalty Term, Generic Intrusion occurs in a given country with respect to a Licensed Product (including in the U.S. if Akcea exercised the Opt-Out Right), then the Opt-Out Scenario One Royalty Rates or the ROW Royalty Rates, as applicable, used to calculate Opt-Out Scenario One Royalties or the ROW Royalties, as applicable, for such Licensed Product in such country shall be reduced to [***]% of the Opt-Out Scenario One Royalty Rates agreed to by the Parties or the ROW Royalty Rates set forth in Table 4, as applicable.

(c)         Compulsory Licenses. If a Governmental Authority requires AstraZeneca or any of its Affiliates or its or their Sublicensees to grant a compulsory license to a Third Party (each, a “Compulsory Sublicensee”) permitting such Third Party to make and sell a Licensed Product in a country, (i) such Compulsory Sublicensee will not be considered a Sublicensee for the purpose of this Agreement, and (ii) such grant will be permitted and deemed consented to by Akcea under Section 8.3. At such time as AstraZeneca or any of its Affiliates or its or their Sublicensees enters into a sublicense with a Compulsory Sublicensee, in lieu of the Opt-Out Scenario One Royalty Rates agreed to by the Parties or the ROW Royalty Rates set forth in Table 4, as applicable, the Parties will discuss, and mutually agree upon, the sharing between Akcea and AstraZeneca of the consideration received by AstraZeneca under such compulsory license, [***]; provided that no such sharing will occur until [***].

(d)         Stacking. AstraZeneca shall be entitled to credit against the ROW Royalties due to Akcea under Section 11.6 and sales milestone payments due to Akcea under Section 11.3 in a given Calendar Quarter [***]% of (i) [***] due by AstraZeneca, or any of its Affiliates or its or their Sublicensees, to a Third Party (or to Akcea under Section 5.3.1(b)) for a license or other right with respect to any Patent Right, Know-How or other intellectual property [***] to Exploit a Licensed Compound or Licensed Product, including any AstraZeneca Third Party Product-Specific License, and (ii) [***], excluding, in each case ((i) and (ii)), [***] (“Third Party Payments”), and in each case ((i) and (ii)), [***]; provided that with respect to any Third Party Payments that are attributable to Akcea’s breach of its representations and warranties hereunder or for judgements related to Additional Core IP, AstraZeneca shall be entitled to deduct [***]% of such Third Party Payments, excluding amounts for which Akcea has indemnified AstraZeneca pursuant to Section 15.2. Notwithstanding the foregoing, for purposes of this Section 11.6.2(d), Third Party Payments will not include, and AstraZeneca will not be entitled to credit, any amounts that are shared by the Parties as Other Operating Expenses pursuant to Section 11.8.2(b).

11.7       Royalty Reports; Payment of Royalties. Following the First Commercial Sale of any Licensed Product in any country in the ROW Territory or the U.S. if Akcea exercised the Opt-Out Right in accordance with Section 3.6, AstraZeneca will furnish to Akcea a written report within [***] after the end of each Calendar Quarter during a Calendar Year showing, on a Licensed Product-by-Licensed Product and country-by-country basis, the Net Sales of each Licensed Product in each country and the ROW Royalties and Opt-Out Scenario One Royalties payable under this Agreement with respect to such Calendar Quarter. After receipt of such written report, Akcea will submit an invoice to AstraZeneca with respect to the ROW Royalties and Opt-Out Scenario One Royalties payable under this Agreement with respect to such Calendar Quarter. Such ROW Royalties and Opt-Out Scenario One Royalties will be due and payable within [***] after AstraZeneca’s receipt of such invoice. In addition, beginning with the Calendar Quarter in which the First Commercial Sale for the Licensed Product is made in the ROW Territory or the U.S. if Akcea exercised the Opt-Out Right in accordance with Section 3.6 and for each Calendar Quarter thereafter, within [***] following the end of each such Calendar Quarter, AstraZeneca will provide Akcea a preliminary, non-binding written report estimating the total Net Sales of, and ROW Royalties and Opt-Out Scenario One Royalties payable to Akcea for, Licensed Products projected for such Calendar Quarter. Additionally, during the Royalty Term, within [***] of the end of each Calendar Year, AstraZeneca shall provide to Akcea a non-binding [***] sales forecast by Calendar Quarter, solely for Akcea’s planning purposes.

11.8        Third Party Licenses.

11.8.1     Notice of Third Party IP. If a Party identifies any Third Party intellectual property rights that such Party or any of its Affiliates or sublicensees deems [***] in order to Exploit a Licensed Compound or Licensed Product in the Territory, then such Party shall promptly provide written notice to the other Party identifying such Third Party intellectual property rights.

11.8.2     Product IP. AstraZeneca, its Affiliates and its and their Sublicensees shall have the sole right to obtain a license to Exploit the Licensed Compounds and Licensed Products under any Third Party intellectual property rights that are [***] to Exploit a Licensed Product or a Licensed Compound, except for any Additional Core IP (each such license, an “AstraZeneca Third Party Product-Specific License”).

(a)         Subject to Section 11.6.2(d) and Section 11.8.2(b), if AstraZeneca elects to obtain an AstraZeneca Third Party Product-Specific License, AstraZeneca, or its applicable Affiliate or Sublicensee, shall pay all amounts due under such AstraZeneca Third Party Product-Specific Licenses.

(b)         Unless and until Akcea has exercised the Opt-Out Right in accordance with Section 3.6, AstraZeneca will, prior to entering into any AstraZeneca Third Party Product-Specific License with respect to the U.S., provide notice to the JSC of any AstraZeneca Third Party Product-Specific License granting rights to any intellectual property rights that it has determined are [***] to Exploit a Licensed Product or a Licensed Compound in the U.S., which notice will include (i) any payment obligations directly related to the potential agreement in the U.S. and (ii) a copy of such proposed AstraZeneca Third Party Product-Specific License. The JSC shall review and discuss such proposal. AstraZeneca will [***] any comments provided by Akcea on such potential agreement, but will have the sole right to determine whether to obtain such AstraZeneca Third Party Product-Specific License and the terms of such agreement after discussion at the JSC. If AstraZeneca elects to obtain such AstraZeneca Third Party Product-Specific License, then any financial obligations under such AstraZeneca Third Party Product-Specific License that are reasonably allocable to the Exploitation of a Licensed Product in the U.S. will [***].

11.8.3     Additional Core IP.

(a)          Akcea and its Affiliates shall have the first right to obtain and shall be responsible for obtaining a license under any Additional Core IP. If Akcea or its Affiliate obtains a license under any Additional Core IP, then [***] or its applicable Affiliate shall pay [***] under such license and such license will be considered a Future In-License Agreement.

(b)          If Akcea or its Affiliates decline to obtain a license under any Additional Core IP pursuant to Section 11.8.3(a) within [***] of receiving notice pursuant to Section 11.8.1, then AstraZeneca shall have the second right to obtain a license under such Third Party intellectual property rights. In such case, if AstraZeneca elects to obtain a license under any such Additional Core IP, then, subject to Section 11.6.2(d), [***] shall pay [***] under such license agreement (except as set forth in Section 11.8.3(c)).

(c)         If AstraZeneca elects to obtain a license under any Additional Core IP that is [***] to Exploit the Licensed Product or the Licensed Compound in the U.S. and Akcea has not exercised the Opt-Out Right in accordance with Section 3.6, then any financial obligations under such license that are reasonably allocable to the Exploitation of the Licensed Product in the U.S. will [***].

11.8.4     Future In-License Agreements. Akcea shall, and shall cause its Affiliates to, ensure that all Future In-License Agreements are consistent with the terms and conditions of this Agreement in all material respects and [***], except to the extent that (a) [***] or (b) [***]. Akcea or its applicable Affiliate shall pay [***] under any Future In-License Agreement.

11.9       Minimum Payments. During the Royalty Term, in no event will the aggregate royalty reductions under Section 11.6.2 collectively reduce the Opt-Out Scenario One Royalties or the ROW Royalties payable to Akcea on Net Sales of a Licensed Product in any given Calendar Quarter to an amount that is less than [***]% of the amount of Opt-Out Scenario One Royalties or the ROW Royalties, respectively, that would otherwise be due under this Agreement. Notwithstanding the foregoing[***].

11.10      Other Operating Expenses.

11.10.1  Share Ratios. The Parties will share the Other Operating Expenses incurred with respect to Exploitation of the Licensed Products for the U.S. prior to the Opt-Out Date as follows: Akcea will bear [***]% and AstraZeneca will bear [***]% of all Other Operating Expenses incurred.

11.10.2  Shared Other Operating Expenses Payment Reconciliation. Unless and until the Opt-Out Date occurs (and for the Calendar Quarter in which the Opt-Out Date occurs), the following shall apply: No later than [***] after the end of each Calendar Quarter, each Party will deliver to the other Party a written report that sets forth in detail the actual Other Operating Expenses incurred by or on behalf of such Party during such Calendar Quarter (such report of actual expenses, the “Other Operating Expenses Cost Share Notice”). Each Party will provide the other Party with supporting documentation of such Other Operating Expenses if reasonably requested by the other Party. For each such Calendar Quarter, no later than [***] after receipt of the Other Operating Expenses Cost Share Notice for such Calendar Quarter from each Party, the Party that incurred less than its allocation of Other Operating Expenses during such Calendar Quarter will make a balancing payment to the other Party to effect the cost-sharing ratios set forth in Section 11.10.1, to the extent the amounts set forth in the Other Operating Expenses Cost Share Notices are undisputed. Any dispute regarding amounts set forth in an Other Operating Expenses Cost Share Notice will be promptly referred to the JSC for resolution, and if the JSC determines that any disputed amount should be included in the applicable Other Operating Expenses Cost Share Notice, the Party that incurred less than its allocation of Other Operating Expenses during such Calendar Quarter (taking into account any balancing payments previously made for such Calendar Quarter pursuant to the immediately preceding sentence) will make a balancing payment to the other Party to effect the cost-sharing ratios set forth in Section 11.10.1 within [***] of the JSC determination.

11.11      Accounting.

11.11.1   General Principles Regarding Eligible Expenses.

(a)         Consistency with Accounting Treatment. The Parties acknowledge and agree that expenses will not be reflected in Eligible Expenses unless and until such expenses are recognized by such Party in its statements of profit and loss which are included in its financial statements in accordance with its Accounting Standards, except as expressly provided in the definition of Eligible Expenses.

(b)          General Allocation Principles.

(i)         The allocation method for all Eligible Expenses that are not solely related to the Licensed Product as part of the Development Plan and Budget, U.S. Commercialization Plan and Budget, and U.S. Medical Affairs Plan and Budget will be applied in accordance with the incurring Party’s Accounting Standards, consistently applied across its products.

(ii)         Included FTE Costs and Expenses will only be included in Eligible Expenses through FTE Costs and will not be separately charged.

(iii)        Out-of-Pocket Costs will exclude general and administrative expenses including individuals who perform general and administrative activities within Development, Commercialization and Medical Affairs activities, except as expressly provided in the definition of Eligible Expenses.

(iv)        Out-of-Pocket Costs that are associated with the Licensed Product will be directly charged as Eligible Expenses without any markup or overhead added.

11.11.2   Records. Each Party agrees to keep, and to require its Affiliates and, with respect to AstraZeneca, use Commercially Reasonable Efforts to cause its Sublicensees, to keep, complete and accurate records for a minimum period of [***] after the relevant payment is owed pursuant to this Agreement, setting forth Eligible Expenses, COGS, Net Sales of the Licensed Products, and other amounts payable to the other Party hereunder in sufficient detail to enable amounts owed or payable to the other Party hereunder to be determined.

11.11.3   Audits.

(a)         Each Party further agrees, that during the Term and for a period of [***] thereafter, upon not less than [***] prior written notice, to permit, and to cause its Affiliates to permit, examination of such books and records relating to the Licensed Product by an independent accounting firm of nationally recognized standing selected by the other Party and reasonably acceptable to such audited Party for the purpose of verifying the accuracy of the accrual of any milestone payments, the calculation and reporting of Net Sales of the Licensed Products, the correctness of any milestone or royalty payment made under this Agreement and the calculation of Eligible Expenses (and cost sharing thereof), for any period within the preceding [***]. Such independent accounting firm shall be subject to appropriate confidentiality provisions substantially equivalent to those of this Agreement. Such audit will not be performed more frequently than [***] period, and will be conducted during normal business hours, in the location where such books and records are normally kept, and otherwise in a manner that minimizes any interference to the audited Party’s business operations. The independent accounting firm will only share the results of the audit, not the underlying records, with the auditing Party. The auditing Party will provide the audited Party with a copy of the results of the audit promptly following the auditing Party’s receipt thereof.

(b)          Such examination is to be made at the expense of the auditing Party, except if the results of the audit reveal an underpayment or overcharge by the audited Party of [***]% or more during the period being audited, then the reasonable fees and expenses for such examination will be paid by the audited Party.

(c)          If any audit establishes that the audited Party underpaid or overcharged any amounts due to or from, as applicable, the auditing Party under this Agreement, then, unless disputed pursuant to Section 11.11.3(d), the audited Party shall pay the auditing Party any such deficiency or refund any such overcharged amount within [***] after receipt of a copy of the results of the audit and written notice thereof. If any audit establishes that the audited Party overpaid or undercharged any amounts due to or from, as applicable, the auditing Party under this Agreement, then, unless disputed pursuant to Section 11.11.3(d), the audited Party may offset all such excess payments or undercharged amounts, against any outstanding or future amounts payable by the audited Party to the auditing Party under this Agreement until the audited Party has received full credit for all such excess payments or undercharged amounts; provided that if no outstanding or future amounts are payable by the audited Party to the auditing Party under this Agreement, the auditing Party shall pay the audited Party any such excess payment or undercharged amount within [***] after receipt of a copy of the results of the audit and written notice thereof. Interest, as set forth in Section 11.15, will be due on any amounts owed pursuant to this Section 11.11.3(c) or Section 11.11.3(d) if [***].

(d)          Audit Dispute. In the event of a dispute with respect to any audit under this Section 11.11.3, Akcea and AstraZeneca shall work in good faith to resolve the dispute. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Auditor”). The decision of the Auditor shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Auditor shall determine. Not later than [***] after such decision and in accordance with such decision, either (i) the audited Party shall pay any underpaid or overcharged amounts (and any interest thereon as set forth in Section 11.15 only if required pursuant to the last sentence of Section 11.11.3(c)) or (ii) the auditing Party shall reimburse any excess payment or undercharged amount (and any interest thereon as set forth in Section 11.15 only if required pursuant to the last sentence of Section 11.11.3(c)).

11.12     Methods of Payments. All payments due from either Party under this Agreement will be paid in Dollars by wire transfer to a U.S. denominated bank account designated in writing by the payee and will be non-creditable (except as otherwise expressly provided in Section 2.4.1(b)(ii), Section 2.4.1(b)(iii), Section 2.5.4, Section 11.11.3(c)), irrevocable and non-refundable, provided that the foregoing shall not preclude either Party from claiming the amount of any such payment as Losses in connection with any right or remedy sought by such Party in the event of an actual or threatened breach of this Agreement.

11.13      Taxes. The provisions of this Section 11.13 are to be read in conjunction with the provisions of Section 17.3.

11.13.1  Taxes On Income. Each Party alone will be solely responsible for paying any and all taxes (other than withholding taxes required by applicable Law to be paid by AstraZeneca or Akcea (as the case may be)) levied on account of, or measured in whole or in part by reference to, the income of such Party.

11.13.2   Indirect Taxes.

(a)          All payments are exclusive of Indirect Taxes. If any Indirect Taxes are chargeable in respect of any payments, the paying Party will pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by the receiving Party in respect of those payments.

(b)         The Parties will issue invoices for all amounts payable under this Agreement consistent with Indirect Tax requirements and irrespective of whether the sums may be netted for settlement purposes. If such amounts of Indirect Taxes are refunded by the applicable Governmental Authority or other fiscal authority subsequent to payment, the Party receiving such refund will transfer such amount to the paying Party within [***] of receipt. The Parties agree to reasonably cooperate to provide any information required by the Party pursuing a refund of Indirect Taxes paid.

11.13.3   Withholding Tax. To the extent the paying Party is required to deduct and withhold taxes on any payment, the paying Party will pay the amounts of such taxes to the proper Governmental Authority for the account of the receiving Party and remit the net amount to the receiving Party in a timely manner. The paying Party will promptly furnish the receiving Party with proof of payment of such taxes. If documentation is necessary in order to secure an exemption from, or a reduction in, any withholding taxes, the Parties will provide such documentation to the extent they are entitled to do so. In accordance with the procedures set forth in Section 15.4, the receiving Party will also indemnify the paying Party for any tax, interest or penalties imposed on the paying Party if the paying Party improperly reduces or eliminates withholding tax based upon representations made by the receiving Party.

11.13.4   Tax Cooperation. At least [***] prior to the date a given payment is due under this Agreement, the non-paying Party will provide the paying Party with any and all tax forms that may be reasonably necessary in order for the paying Party to lawfully not withhold tax or to withhold tax at a reduced rate with respect to such payment under an applicable bilateral income tax treaty. Following the paying Party’s timely receipt of such tax forms from the non-paying Party, the paying Party will not withhold tax or will withhold tax at a reduced rate under an applicable bilateral income tax treaty, if appropriate under applicable Law. The non-paying Party will provide any such tax forms to the paying Party upon request and in advance of the due date. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by applicable Law, of withholding taxes resulting from payments made under this Agreement, such recovery to be for the benefit of the Party who would have been entitled to receive the money but for the application of withholding tax under this Section 11.13.

11.13.5   Prevention of Facilitation of Tax Evasion.

(a)        Each Party represents, warrants and undertakes that neither it nor its Affiliates shall commit a tax evasion facilitation offence under Part 3 of the UK Criminal Finances Act 2017 in connection with or attributable to this Agreement or the transactions contemplated hereby.

(b)        Each Party shall promptly report to the other Party any apparent breach of Section 11.13.5(a) and shall (i) answer, in reasonable detail, any written or oral inquiry from the other Party related to its and its Affiliates compliance with Section 11.13.5(a), (ii) facilitate the interview of employees of such Party by the other Party (or any agent of such Party) at any reasonable time specified by the inquiring Party related to such Party’s compliance with Section 11.13.5(a) and (iii) co-operate with the inquiring Party and any Governmental Authority in relation to any investigation relating to the matters referred to in Section 11.13.5(a), in all cases, as reasonably required to enable that other Party to comply with its undertaking in Section 11.13.5(a).

11.14     Currency Exchange. Notwithstanding anything to the contrary in the Agreement, conversion of sales recorded in local currencies to Dollars will be performed using AstraZeneca’s, its Affiliate’s or its or their Sublicensee’s, as applicable, Exchange Rate. “Exchange Rate” means the IFRS-compliant rate as used by AstraZeneca Plc for the purpose of preparing its consolidated financial statements on any date, as may be adjusted from time to time, which, as of the Execution Date, is the rate of exchange as published by Reuters as prevailing at 8.00 am (GMT) taken on the 25th day of the month prior to such date, where that day is a Business Day, or if the 25th day of the month is not a Business Day, the first Business Day following the 25th day of the month.

11.15      Interest. If any undisputed payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [***] the U.S. effective federal funds rate, as adjusted each Business Day and published by the Federal Reserve Bank of New York through its website (https://apps.newyorkfed.org/markets/autorates/fed%20funds) (or in the event that the U.S. effective federal funds rate is no longer an applicable reference rate, such reasonably equivalent alternative as may be selected by AstraZeneca in its reasonable discretion), such interest to run from the date on which payment of such undisputed sum became due until payment thereof in full together with such interest. Notwithstanding the previous sentence, the payable interest rate shall never be less than [***].

ARTICLE 12
INTELLECTUAL PROPERTY

12.1       Ownership of Inventions; Disclosure; Cross-License.

12.1.1    Existing IP. Nothing in this Agreement will affect Akcea’s ownership of the Licensed Technology existing as of the Execution Date or AstraZeneca’s ownership of AstraZeneca IP existing as of the Execution Date, which in each case will remain owned by the Party having such rights.

12.1.2    Ownership.

(a)          AstraZeneca Program Technology. As between the Parties, AstraZeneca is the sole owner of any Know-How conceived, discovered, invented or created solely by or on behalf of AstraZeneca or its Affiliates or its or their Sublicensees under or in connection with this Agreement, any Patent Rights that claim or Cover inventions made solely by or on behalf of AstraZeneca or its Affiliates or its or their Sublicensees under or in connection with this Agreement (collectively, the “AstraZeneca Program Technology”), and any Trademark(s) for the Licensed Product, and will own and retain all of its rights, title and interest thereto, subject to any rights or licenses expressly granted by AstraZeneca to Akcea under this Agreement.

(b)         Akcea Program Technology. As between the Parties, Akcea is the sole owner of any Know-How conceived, discovered, invented or created solely by or on behalf of Akcea or its Affiliates under or in connection with this Agreement and any Patent Rights that claim or Cover inventions made solely by or on behalf of Akcea or its Affiliates under or in connection with this Agreement (collectively, the “Akcea Program Technology”), and will own and retain all of its rights, title and interest thereto, subject to any rights or licenses expressly granted by Akcea to AstraZeneca under this Agreement.

(c)          Joint Program Technology. As between the Parties, the Parties will jointly own any Know-How conceived, discovered, invented or created jointly by or on behalf of both Akcea or its Affiliates, on the one hand, and AstraZeneca or its Affiliates, on the other hand, under or in connection with this Agreement (“Joint Know-How”) and any Patent Rights that claim or Cover inventions made jointly by or on behalf of both Akcea or its Affiliates, on the one hand, and AstraZeneca or its Affiliates, on the other hand, under or in connection with this Agreement (“Joint Patent Rights”, and collectively with any Joint Know-How, the “Joint Program Technology”). Subject to the licenses granted under this Agreement and the exclusivity obligations set forth in Article 9, each Party will be free to practice and Exploit, either itself or through the grant of licenses to Third Parties (which Third Party licenses may be further sublicensed), the Joint Program Technology throughout the world without restriction, without the need to obtain further consent from or provide notice to the other Party, and without any duty to account or otherwise make any payment of any compensation to the other Party. Each Party shall promptly disclose to the other Party in writing, and shall cause its Affiliates and its and their licensees and (sub)licensees/Sublicensees to so disclose, the conception, discovery, invention or creation of any Joint Know-How or Joint Patent Rights.

(d)         United States Law. The determination of whether Know-How is conceived, discovered, invented or created by a Party for the purpose of allocating proprietary rights (including Patent Right, copyright, or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with applicable Law in the United States (without regard to conflict of laws) as such law exists as of the Execution Date irrespective of where such conception, discovery, invention, or creation occurs.

12.1.3          Cross-License.

(a)          Subject to the terms and conditions of this Agreement and effective as of the Closing Date, Akcea hereby grants to AstraZeneca, and AstraZeneca accepts, a non-exclusive, royalty-free, fully-paid, perpetual, irrevocable, non-transferable (except in accordance with Section 17.3), sublicensable license under the Akcea Program Technology that is conceived, discovered, invented or created in the performance of Development or Commercialization activities for which the Parties share Eligible Expenses under this Agreement for any and all purposes.

(b)          Subject to the terms and conditions of this Agreement and effective as of the Closing Date, AstraZeneca hereby grants to Akcea, and Akcea accepts, a non-exclusive, royalty-free, fully-paid, perpetual, irrevocable, non-transferable (except in accordance with Section 17.3), sublicensable license under the AstraZeneca Program Technology that is conceived, discovered, invented or created in the performance of Development or Commercialization activities for which the Parties share Eligible Expenses under this Agreement for any and all purposes.

12.2        Filing, Prosecution and Maintenance of Patents.

12.2.1     Patent Rights.

(a)         Akcea Core Technology Patent Rights and Akcea Manufacturing Patent Rights. As between the Parties, Akcea will control and be responsible for Prosecuting and Maintaining (i) the Akcea Core Technology Patent Rights, and (ii) Akcea Manufacturing Patent Rights. Notwithstanding the foregoing, (x) except with respect to the Akcea Product-Specific Patent Rights and Joint Patent Rights as provided herein and as provided in clause (y) below, Akcea will not, and will ensure that its Affiliates and (sub)licensees do not, Prosecute and Maintain any claim in a Patent Right specifically claiming the Licensed Compound or the Exploitation thereof, and (y) with respect to any Akcea Core Technology Patent Rights that include a claim directed specifically to the Licensed Compound and that have been filed and are being Prosecuted and Maintained as of the Execution Date, Akcea will, or will cause its Affiliates to, file divisionals or pursue other similar procedures with respect thereto in a manner so that any such claims are included in Akcea Product-Specific Patent Rights, and to the extent Akcea is unable to do so, Akcea and AstraZeneca will promptly discuss in good faith and, unless otherwise agreed by the Parties, Akcea will, and will cause its Affiliates and (sub)licensees to, cancel such claims and promptly notify AstraZeneca thereof, in each case, so that no Akcea Core Technology Patent Right includes any such claims.

(b)          Akcea Product-Specific Patent Rights. Following the Closing Date (and so long as the applicable license to AstraZeneca under Section 8.1 is in effect), AstraZeneca will control and be responsible for Prosecuting and Maintaining the Akcea Product-Specific Patent Rights in the Territory.

(c)          Joint Program Technology. In the event the Parties make any Joint Know-How, the Parties will promptly meet to discuss and determine, based on mutual consent, whether to seek patent protection thereon. Neither Party will file any Joint Patent Right without mutual consent. If the Parties decide to seek patent protection for any Joint Know-How, then [***] will have the first right, but not the obligation, for Prosecuting and Maintaining any Joint Patent Right in the Territory in accordance with the provisions of Section 12.2.2. Where [***] declines to exercise its first right to file on a Joint Patent Right that the Parties have agreed to file, [***] shall have the right for Prosecuting and Maintaining such Joint Patent Right in accordance with the provisions of Section 12.2.2. The non-filing Party will reimburse the filing Party for [***]% of the costs incurred by the filing Party in Prosecuting and Maintaining such Joint Patent Rights, which reimbursement will be made pursuant to, and within [***] of, invoices (including reasonable supporting documentation) submitted by the filing Party to the non-filing Party no more often than once per Calendar Quarter. The non-prosecuting Party will cooperate with the prosecuting Party in taking reasonable measures to control costs and non-prosecuting Party shall be responsible for [***]% of (i) any fees or costs related to any correspondence of outside counsel with or instructions to outside counsel by such Party (or any of such Party’s representatives) which is independent of joint prosecution efforts, or (ii) any patent office fees, and associated counsel/agent fees and costs, for extensions which are not incurred at the request of, and not due to the actions of, the prosecuting Party. If either Party (the “Declining Party”) at any time declines to participate in the Prosecution and Maintenance of any Joint Patent Right or share in the costs of Prosecution and Maintenance of any Joint Patent Right in a country, on a country-by-country basis, the Declining Party will provide the other Party (the “Continuing Party”) with [***] prior written notice to such effect, in which event, the Declining Party will (A) have no responsibility with respect to the Prosecution and Maintenance of the applicable Joint Patent Right in such country after the end of such [***] period, (B) have no responsibility for any expenses incurred in connection with the Prosecution and Maintenance of such Joint Patent Right in such country after the end of such [***] period and (C) if the Continuing Party elects to continue such Prosecution and Maintenance, then the Declining Party, upon the Continuing Party’s request, will execute such documents and perform such acts, at the Continuing Party’s expense, as may be reasonably necessary (1) to assign to the Continuing Party all of the Declining Party’s right, title and interest in and to such Joint Patent Right in such country and (2) to permit the Continuing Party to Prosecute and Maintain such Joint Patent Right in such country at its sole expense. Where such Joint Patent Right is assigned to AstraZeneca as the Continuing Party, it will be deemed to be AstraZeneca Patent Rights (to the extent it meets the definition of AstraZeneca Patent Rights) and AstraZeneca Program Technology, and will be subject to the applicable license grants to Akcea under this Agreement; and where such Joint Patent Right is assigned to Akcea as the Continuing Party, it will be deemed to be Licensed Technology (to the extent it meets the definition of Licensed Technology) and Akcea Program Technology, and will be subject to the applicable license grants to AstraZeneca under this Agreement.

(d)          AstraZeneca Patent Rights. AstraZeneca will control and be responsible for Prosecuting and Maintaining the AstraZeneca Patent Rights.

12.2.2    Other Matters Pertaining to Prosecution and Maintenance of Patents. Except with respect to AstraZeneca Patent Rights:

(a)          Each Party will keep the other Party informed as to material developments with respect to the Prosecution and Maintenance of the Patent Rights for which such Party has responsibility for Prosecution and Maintenance pursuant to Section 12.2.1, including by providing copies of any material correspondence that such Party provides to or receives from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, post-grant reviews, oppositions or requests for Patent Term Extensions, and all patent-related filings, and by providing the other Party the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance.

(b)          With respect to Prosecution and Maintenance activities under Section 12.2.1(b) or Section 12.2.1(c), AstraZeneca may use counsel of its own choice reasonably acceptable to Akcea (for clarity, it is agreed that AstraZeneca may use internal patent counsel and agents, filing clerks, and paralegals employed by AstraZeneca) for Prosecuting and Maintaining and coordinating worldwide filings of such Patent Rights. At AstraZeneca’s request, Akcea will cooperate and assist AstraZeneca and outside counsel and agents in the Prosecution and Maintenance of such Patent Rights. Subject to Section 12.9, if AstraZeneca elects (i) not to file and prosecute patent applications for an Akcea Product-Specific Patent Right (“AstraZeneca Prosecuted Patents”) in a particular country, (ii) not to continue the prosecution (including any interferences, oppositions, reissue proceedings, or re-examinations) or maintenance of any AstraZeneca Prosecuted Patent in a particular country, or (iii) not to file and prosecute patent applications for the AstraZeneca Prosecuted Patent in a particular country following a written request from Akcea to file and prosecute in such country, then AstraZeneca will so notify Akcea promptly in writing of its intention not less than [***] before an action is required to enable Akcea to meet any deadlines by which an action must be taken to establish or preserve any such Patent Right in such country; and Akcea will have the right, but not the obligation, to file, prosecute and maintain such AstraZeneca Prosecuted Patent in the applicable country at its own expense with counsel of its own choice; provided that Akcea shall ensure that its filing, prosecution and maintenance of such AstraZeneca Prosecuted Patent in such country is consistent with AstraZeneca’s Prosecution and Maintenance of such AstraZeneca Prosecuted Patent in other countries and is not reasonably likely to adversely affect the scope, validity or enforceability of such AstraZeneca Prosecuted Patent in other countries or any of the other Patent Rights being Prosecuted and Maintained by AstraZeneca under this Agreement. In such a case, AstraZeneca will cooperate with Akcea to file for, or continue to prosecute and maintain such AstraZeneca Prosecuted Patent in such country in Akcea’s own name, but only to the extent that AstraZeneca is not required to take any position with respect to such abandoned AstraZeneca Prosecuted Patent that is inconsistent with AstraZeneca’s Prosecution and Maintenance of such AstraZeneca Prosecuted Patent in other countries or that would be reasonably likely to adversely affect the scope, validity or enforceability of any of such AstraZeneca Prosecuted Patent in other countries or the other Patent Rights being Prosecuted and Maintained by AstraZeneca under this Agreement. Notwithstanding anything to the contrary in this Agreement, if Akcea assumes responsibility for the prosecution and maintenance of the any such AstraZeneca Prosecuted Patent under this Section 12.2.2(b), then Akcea will have no obligation to notify AstraZeneca if Akcea intends to abandon such AstraZeneca Prosecuted Patent.

12.2.3     Patent Costs. Except as set forth in Section 12.2.1(c) and Section 12.2.2 or to the extent costs are included in the definition of an Eligible Commercialization Expense, each Party will be responsible for all patent costs incurred by such Party after the Closing Date in all countries designated by it in the Prosecution and Maintenance of Patent Rights for which such Party is responsible under Article 12.

12.3       Defense of Claims Brought by Third Parties; Oppositions.

12.3.1     Licensed Compound. If a Third Party initiates a proceeding against a Party claiming a Patent Right owned by or licensed to such Third Party is infringed by the Exploitation of any Licensed Compound or Licensed Product in the Territory, then AstraZeneca will have the first right, but not the obligation, to defend against any such proceeding at its sole cost and expense (except to the extent shared as Third Party Payments under this Agreement). If AstraZeneca elects to defend against such proceeding, then AstraZeneca will have the sole right to direct the defense and to elect whether to settle such claim (but, prior to Akcea’s exercise of the Opt-Out Right, only with the prior written consent of Akcea for any such claims that are related to the U.S., not to be unreasonably withheld, conditioned or delayed). AstraZeneca will keep Akcea apprised of the progress of such proceeding. If AstraZeneca elects not to defend against a proceeding, then AstraZeneca will so notify Akcea in writing within [***] after AstraZeneca first receives written notice of the initiation of such proceeding, and Akcea will have the right, but not the obligation, to defend against such a proceeding at its sole cost and expense and thereafter Akcea will have the sole right to direct the defense thereof, including the right to settle such claim, but only with the prior written consent of AstraZeneca, which consent will not be unreasonably withheld, delayed or conditioned. In any event, the Party not defending such proceeding will reasonably assist the other Party and cooperate in any such litigation at the defending Party’s request and expense. Each Party may at its own expense and with its own counsel join any defense initiated or directed by the other Party under this Section 12.3.1. Each Party will provide the other Party with prompt written notice of the commencement of any such proceeding under this Section 12.3.1, and such Party will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.

12.3.2    Interferences, Reissues, Re-Examinations and Oppositions. If a Third Party initiates a proceeding related to an interference, reissue, re-examination or opposition of an Akcea Product-Specific Patent Right or Joint Patent Right in the Territory, the Party responsible for Prosecution and Maintenance pursuant to Section 12.2.1 will, by written notice to the other Party, either (a) control the defense of such proceeding or (b) give the other Party the right to control the defense of such proceeding, in each case ((a) and (b)), solely to the extent such proceeding relates to an interference, reissue, re-examination or opposition of an Akcea Product-Specific Patent Right or Joint Patent Right, provided that if the Party responsible for Prosecution and Maintenance pursuant to Section 12.2.1 makes no such election within [***], then the other Party will have the right, but not the obligation, to control the defense of such proceeding, at such other Party’s sole expense. In any event, the Party not defending such proceeding will reasonably assist the other Party and cooperate in any such litigation at the defending Party’s request and expense. Each Party may at its own expense and with its own counsel join any defense initiated or directed by the other Party under this Section 12.3.2. Each Party will provide the other Party with prompt written notice of the commencement of any such proceeding under this Section 12.3.2, and such Party will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.

12.4       Enforcement of Patents Against Competitive Infringement. With respect to infringement, unauthorized use, misappropriation or threatened infringement by a Third Party of any Akcea Product-Specific Patent Rights or Joint Patent Rights by reason of the Exploitation of a product that binds to TTR anywhere in the Territory (“Competitive Infringement”), the Parties will handle such Competitive Infringement in accordance with the remainder of this Section 12.4.

12.4.1    Duty to Notify of Competitive Infringement. If either Party learns of a Competitive Infringement by a Third Party in the Territory, then such Party will promptly notify the other Party in writing and will provide such other Party with available evidence of such Competitive Infringement; provided, however, that for cases of Competitive Infringement under Section 12.4.5 below, such written notice will be given within [***] after learning of such Competitive Infringement.

12.4.2   Control of Competitive Infringement Proceedings. AstraZeneca will have the first right, but not the obligation, to institute, prosecute, and control and settle a proceeding with respect to a Competitive Infringement, including as a defense or counterclaim in connection with any proceeding regarding Third Party infringement under Section 12.3.1, by counsel of its own choice at its own cost and expense (except to the extent included in the definition of Other Operating Expenses), and Akcea will have the right, at its own cost and expense, to be represented in that action by counsel of its own choice (which amounts shall not be included in Other Operating Expenses), however, AstraZeneca will have the right to control (including the right to settle) such litigation. If AstraZeneca fails to initiate a proceeding within a period of [***] after receipt of written notice of such Competitive Infringement (subject to a [***] extension to conclude negotiations, if AstraZeneca has commenced good faith negotiations with an alleged infringer for elimination of such Competitive Infringement within such [***] period), then Akcea will have the right to initiate and control a proceeding with respect to such Competitive Infringement by counsel of its own choice at its own cost and expense (except to the extent included in the definition of Other Operating Expenses), and AstraZeneca will have the right to be represented in any such action by counsel of its own choice at its own cost and expense (which amounts shall not be included in Other Operating Expenses). Notwithstanding the foregoing, if [***]; provided, however, that [***].

12.4.3     Joinder; Cooperation.

(a)         If a Party initiates a proceeding in accordance with this Section 12.4, then the other Party agrees to be joined as a party plaintiff where necessary and to give the first Party reasonable assistance and authority to file and prosecute the proceeding. Subject to Section 12.4.4, the costs and expenses of each Party incurred pursuant to this Section 12.4.3(a) will be borne by the Party initiating such proceeding.

(b)          If one Party initiates a proceeding in accordance with this Section 12.4, then the other Party may join such proceeding as a party plaintiff where necessary for such other Party to seek lost profits with respect to such infringement.

12.4.4     Share of Recoveries. Any damages or other monetary awards recovered with respect to a proceeding brought pursuant to Section 12.4 will be shared as follows:

(a)         the amount of such recovery will first be applied to the Parties’ reasonable Out-of-Pocket Costs incurred in connection with such proceeding, except that such Out-of-Pocket Costs that were shared between the Parties as Other Operating Expenses and for which reconciliation payments have been made pursuant to Section 11.10 will be applied to each Party to the extent of its respective share of such Other Operating Expenses (and provided that amounts will be allocated pro rata if insufficient to cover the totality of such Out-of-Pocket Costs);

(b)         if Akcea has not exercised its Opt-Out Right, then the amount of such recovery that relates to a Competitive Infringement in the U.S. will then be shared by the Parties, with AstraZeneca receiving [***]% of such remaining proceeds and Akcea receiving [***]% of such remaining proceeds; and

(c)          any other proceeds (either because such proceeds were the result of a Competitive Infringement outside the U.S. or because Akcea has exercised its Opt-Out Right) will be allocated as follows: (i) [***] or (ii) [***].

12.4.5    35 USC § 271(e)(2) Infringement. Notwithstanding anything to the contrary in this Section 12.4, for a Competitive Infringement under 35 USC § 271(e)(2), the time period set forth in Section 12.4.2 during which AstraZeneca will have the initial right to bring a proceeding will be shortened to a total of [***], so that, to the extent Akcea has the right, pursuant to such Section 12.4.2 to initiate a proceeding if AstraZeneca does not initiate a proceeding, Akcea will have such right if AstraZeneca does not initiate a proceeding within [***] after AstraZeneca’s receipt of written notice of such Competitive Infringement.

12.5       Settlement. Notwithstanding anything to the contrary in this Article 12, neither Party may enter a settlement, consent judgment or other voluntary final disposition of a suit under this Article 12 that (a) disclaims, limits the scope of, admits the invalidity or unenforceability of, or grants a license, covenant not to sue or similar immunity under a Patent Right Controlled by the other Party or its Affiliates (provided that, with respect to AstraZeneca as the settling Party, the foregoing shall not apply to Akcea Product-Specific Patent Rights), or (b) imposes any costs or liability on, or involves any admission of wrongdoing by the other Party or its Affiliates, in each case without first obtaining the written consent of the other Party; provided that a settlement of Competitive Infringement that would or may result in reduced payments hereunder shall not, in and of itself, be deemed to require the consent of such other Party.

12.6       Patent Listing. AstraZeneca will have the sole right, at its discretion (except as set forth in this Section 12.6), to list, with the applicable Regulatory Authorities commencing on the Closing Date and during the remainder of the Term, all applicable Akcea Patent Rights. Prior to such listings, the Parties will meet to evaluate and identify all applicable Patent Rights, and AstraZeneca will have the right to review, where reasonable, original records relating to any invention for which Patent Rights are being considered by AstraZeneca for any such listing. Notwithstanding the preceding sentence, AstraZeneca will retain final decision-making authority as to the listing of all applicable Akcea Patent Rights for the Licensed Product that are not Akcea Core Technology Patent Rights or Akcea Manufacturing Patent Rights, regardless of which Party owns such Patent Rights, and AstraZeneca may not list any Akcea Core Technology Patent Rights or Akcea Manufacturing Patent Rights unless the Parties mutual agree to do so, or unless otherwise required by applicable Law.

12.7       Joint Research Agreement under the Leahy-Smith America Invents Act. If a Party intends to invoke its rights under 35 U.S.C. § 102(c) of the Leahy-Smith America Invents Act, then it will notify the other Party and neither Party will make an election under such provision when exercising its rights under this Article 12 without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed), and the Parties will use reasonable efforts to cooperate and coordinate their activities with such Party with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).

12.8       Additional Rights and Exceptions. Other than as expressly set forth in this Article 12, as between the Parties, Akcea retains the sole right to (a) Prosecute and Maintain (i) Akcea Core Technology Patent Rights and (ii) Akcea Manufacturing Patent Rights during the Term, and (b) control any enforcement of Akcea Core Technology Patent Rights and Akcea Manufacturing Patent Rights, provided that if under clause (b) the enforcement of Akcea Core Technology Patent Rights or Akcea Manufacturing Patent Rights is believed in AstraZeneca’s reasonable opinion to potentially impact Net Sales and such an Akcea Core Technology Patent Right or Akcea Manufacturing Patent Right is the only Akcea Patent Right Covering the Licensed Product at the time of such enforcement proceeding, then AstraZeneca has the second right, but no obligation, to enforce such patents, so long as AstraZeneca, in connection with any such enforcement proceeding, also enforces any relevant AstraZeneca Patent Rights. Any damages or other monetary awards recovered with respect to a proceeding brought pursuant to clause (b) of this Section 12.8 that impacts Net Sales will be shared as follows:

12.8.1    any recoveries will first be applied to reimburse each Party’s reasonable Out-of-Pocket Costs incurred in connection therewith (which amounts will be allocated pro rata if insufficient to cover the totality of such Out-of-Pocket Costs); and

12.8.2    any remaining recoveries will be [***].

12.9       Patent Term Extension. Notwithstanding Section 12.2.2(b), the Parties will cooperate with each other in gaining Patent Term Extension with respect to Akcea Product-Specific Patent Rights wherever applicable to the Licensed Product, and AstraZeneca will determine which Akcea Product-Specific Patent Rights will be extended and will have the exclusive right, but not the obligation, to seek such Patent Term Extension, in Akcea’s or Ionis’s name, if so required.

12.10     UPC. With respect to any Akcea Product-Specific Patent Rights, AstraZeneca will have the right to determine whether to opt in or opt out (and to opt in again) of the Unified Patent Court system and if requested by AstraZeneca, Akcea will promptly do all things reasonably necessary and execute all documents required to give effect to such decision(s), provided that [***].

ARTICLE 13
CONFIDENTIALITY

13.1       Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party and its Affiliates (the “Receiving Party”) will keep confidential and will not publish or otherwise disclose or use for any purpose, other than as provided for in this Agreement, any confidential or proprietary information or materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic or otherwise) that is disclosed to it by the other Party or its Affiliates (the “Disclosing Party”), including trade secrets, Know-How, inventions or discoveries, proprietary information, data of a financial, commercial or technical nature, formulae, processes, techniques and information relating to the Disclosing Party’s past, present or future marketing, financial or Exploitation activities of any product or potential product or useful technology of the Disclosing Party or the pricing thereof (collectively, “Confidential Information”), except to the extent that it can be established by the Receiving Party that such Confidential Information:

13.1.1    was in the lawful knowledge and possession of the Receiving Party prior to the time it was first disclosed to the Receiving Party by the Disclosing Party, or was otherwise developed independently by the Receiving Party without reference to any of the Disclosing Party’s Confidential Information, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the Receiving Party; provided that the foregoing exception shall not apply with respect to Akcea Product-Specific IP or Joint Know-How;

13.1.2    was generally available to the public or otherwise part of the public domain at the time of its first disclosure to the Receiving Party by the Disclosing Party;

13.1.3    became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party by the Disclosing Party and other than through any act or omission of the Receiving Party in breach of this Agreement; or

13.1.4    was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others.

The Receiving Party will protect all Confidential Information against unauthorized disclosure to Third Parties with the same degree of care as the Receiving Party uses for its own similar information, but in no event less than a reasonable degree of care. The Joint Know-How and the terms and conditions of this Agreement and following the Closing Date, the Akcea Product-Specific IP shall be deemed to be the Confidential Information of both of the Parties hereto and shall be deemed to have been disclosed by Akcea to AstraZeneca, on the one hand, and by AstraZeneca to Akcea, on the other hand; provided that if this Agreement is earlier terminated in accordance with Section 16.2, then the Akcea Product-Specific IP will thereafter be deemed to be Confidential Information of Akcea only.

13.2       Prior Confidentiality Agreement Superseded. This Agreement supersedes the Mutual Confidential Disclosure Agreement executed by Ionis and AstraZeneca on March 5, 2021 (including any and all amendments thereto). All information exchanged by the Parties under such Mutual Confidential Disclosure Agreement is deemed Confidential Information hereunder and subject to the terms of this Article 13.

13.3       Authorized Disclosure. The Receiving Party may only use the Confidential Information of the Disclosing Party for exercising its rights and performing its obligations under this Agreement and may only disclose Confidential Information of the Disclosing Party as follows: (a) to the extent required to its Affiliates and its and their respective directors, officers, employees, agents, existing or prospective sublicensees, permitted assignees, consultants and representatives who reasonably need to know such Confidential Information in order to advise or assist the Receiving Party in connection with the performance of its obligations or rights granted or reserved in this Agreement and under appropriate confidentiality provisions substantially equivalent to those of this Agreement, provided that Confidential Information may be disclosed by a Receiving Party to a governmental entity or agency without requiring such entity or agency to enter into a confidentiality agreement; (b) to the extent reasonably necessary to file or prosecute patent, copyright and trademark applications or to obtain or maintain Regulatory Approvals as permitted under this Agreement; (c) as required by applicable Law or in response to a valid Order of a court of competent jurisdiction; provided, however, that if a Receiving Party is required by Law or in response to a valid Order of a court to make any such disclosure of a Disclosing Party’s Confidential Information it will, except where impracticable, give reasonable advance notice to the Disclosing Party of such disclosure requirement, limit disclosure to only the Confidential Information requested to be disclosed and, if requested by the Disclosing Party, cooperate with the Disclosing Party to secure confidential treatment of such Confidential Information required to be disclosed; (d) in communication with existing or prospective investors, lenders, financing sources, professional advisors, acquirers, merger partners, subcontractors, licensees or Inbound Licensors (to the extent required by the applicable In-License Agreement) on a need to know basis, in each case under appropriate confidentiality provisions substantially equivalent to those of this Agreement; (e) to the extent mutually agreed to in writing by the Parties; or (f) (i) with respect to AstraZeneca as the Receiving Party, as may be necessary or useful in connection with the Exploitation of the Licensed Compound and Licensed Product, and (ii) with respect to Akcea as the Receiving Party, as may be necessary or useful in connection with the performance of its Development activities pursuant to the Development Plan and Budget or its Co-Commercialization and Medical Affairs Activities. The confidentiality and non-use obligations set forth under this Agreement will survive the termination or expiration of this Agreement for a period of five years.

13.4       Press Release; Disclosure of Agreement. On or promptly after the Execution Date, each Party will issue a press release of the execution of this Agreement, the content of which shall be mutually agreed to in writing by the Parties. Subject to Section 13.5, neither Party may issue any other press release or other public disclosure regarding this Agreement or its terms or the Parties’ activities hereunder, or any results or data arising hereunder, except (a) with the other Party’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), or (b) for any disclosure that is, in the opinion of the disclosing Party’s counsel, reasonably necessary to comply with applicable securities exchange listing requirements or other applicable Laws. Each Party will provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter hereof (including any filing with the United States Securities and Exchange Commission (or any stock exchange, including Nasdaq, or any similar regulatory agency in any country other than the United States)), as practicable under the circumstances, reasonably prior to its scheduled release (and in any event less than [***] prior to the anticipated date of disclosure). Each Party will have the right to expeditiously review and recommend changes to any such announcement, and, except as otherwise required by securities exchange listing requirements or applicable Law, the Party whose announcement has been reviewed will remove any Confidential Information of the reviewing Party that the reviewing Party reasonably deems to be inappropriate for disclosure and will give due consideration to any reasonable comments by the reviewing Party relating to such announcement, including the provisions of this Agreement for which confidential treatment should be sought. For clarity, the Parties hereby acknowledge and agree that each Party may file this Agreement under the Securities Act in the United States and that the Parties will each use reasonable efforts to obtain confidential treatment of the commercial terms and sensitive technical and any other portions of this Agreement that such other Party requests be kept confidential. Notwithstanding the foregoing, to the extent information regarding this Agreement has already been publicly disclosed, each Party (other than a Party that had caused such information to become publicly disclosed in breach of this Article 13) may subsequently disclose the same information to the public without the consent of the other Party, provided that such information remains accurate at the time of such subsequent disclosure.

13.5       Publications. Except as expressly permitted in this Section 13.5, neither Party nor its Affiliates or sublicensees will publish or publicly disclose the scientific results of any of the activities conducted with respect to the Licensed Compound or Licensed Product without the prior written consent of the other Party. The Parties recognize that it may be useful or required to publish or publicly disclose the results of Exploitation activities conducted with respect to the Licensed Compound or Licensed Product, and each Party (and its Affiliates and sublicensees) will be free to publish or publicly disclose such results, including on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov, subject to the prior review by the other Party for patentability and protection of its Confidential Information as described in this Section 13.5 and, in the case of [***] as the publishing Party, only with [***] prior written consent (not to be unreasonably withheld, conditioned or delayed). The Party that desires to publish such results will provide the other Party with a copy of such proposed abstract, manuscript, or presentation no less than [***] ([***] in the case of abstracts) prior to its intended submission for publication. The reviewing Party will respond in writing promptly and in no event later than [***] ([***] in the case of abstracts) after receipt of the proposed material, with one or more of the following: (a) comments on the proposed material, which the publishing Party will consider in good faith, (b) a specific statement of concern, based upon the need to seek patent protection or to block publication if the reviewing Party determines that the proposed disclosure contains or describes intellectual property that should be maintained as a trade secret to protect the Licensed Product or any Exploitation activities conducted under this Agreement, or (c) an identification of the reviewing Party’s Confidential Information that is contained in the material reviewed. In the event of concern over patent protection or whether maintaining a trade secret would be a priority, the publishing Party agrees not to submit such publication or to make such presentation that contains such information until the reviewing Party is given a reasonable period of time, and in no event more than [***], to seek patent protection for any material in such publication or presentation which it believes is patentable or to resolve any other issues. All publications made by either Party shall be consistent with the publication strategy included in the U.S. Medical Affairs Plan and Budget. Notwithstanding anything herein to the contrary, Akcea and, its Affiliates may publish or publicly disclose any scientific data or results with respect to the Clinical Trial that is ongoing as of the Execution Date for [***] without the prior consent of AstraZeneca; provided that (i) prior to publication by Akcea and its Affiliates (if applicable), AstraZeneca will have the right to review and approve the content of such publications, which approval of the contents will not be unreasonably withheld, conditioned or delayed and (ii) Akcea shall ensure such publication is made within [***] after Completion of such Clinical Trial.

13.6       Remedies. Each Party will be entitled to seek, in addition to any other right or remedy it may have, at Law or in equity, a temporary injunction, without the posting of any bond or other security, enjoining or restraining the other Party from any violation or threatened violation of this Article 13.

13.7       Ongoing Obligation for Confidentiality. Upon the effective date of termination of this Agreement, upon the Disclosing Party’s request, the Receiving Party shall destroy or return (as requested by the Disclosing Party) any Confidential Information of the Disclosing Party (in the event of termination of this Agreement with respect to one or more Terminated Territories but not in its entirety, solely to the extent relating specifically and exclusively to such Terminated Territories), except that the Receiving Party (a) may retain a single copy of the Confidential Information for the sole purpose of (i) ascertaining its rights and responsibilities in respect of such Confidential Information and (ii) exercising its rights that expressly survive the expiration or termination of this Agreement and (b) shall not be required to destroy any computer files stored securely by the Receiving Party that are created by automatic system back up.

13.8       Use of Name; Acknowledgment. Except as otherwise set forth in this Section 13.8, neither Party will use the other Party’s name, logo or Trademark in a press release or other publication or other form of publicity without first obtaining the prior consent of the Party to be named. Each Party will acknowledge in any press release, public presentation or publication regarding the collaboration or the Licensed Product, the other Party’s role in discovering and developing the Licensed Product, that the Licensed Product is under license from Ionis and otherwise acknowledge the contributions from the other Party, and each Party’s stock ticker symbol (e.g.. Nasdaq: IONS; NYSE: AZN). Ionis may include the Licensed Product (and identify AstraZeneca as its partner for the Licensed Product) in Ionis’ drug pipeline.

ARTICLE 14
REPRESENTATIONS AND WARRANTIES

14.1       Representations and Warranties of the Parties. Each Party hereby represents and warrants to the other Party, as of the Execution Date and as of the Closing Date, that:

14.1.1     such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into and deliver this Agreement and to carry out the provisions hereof;

14.1.2     such Party has taken all necessary action on its part required by applicable Law and its organizational documents to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

14.1.3    this Agreement has been duly and validly executed and delivered on behalf of such Party, and, assuming due and valid authorization, execution and delivery by the other Party, constitutes a legal, valid, and binding obligation, enforceable against it in accordance with the terms hereof, subject to bankruptcy, insolvency, moratorium or other similar Laws affecting or relating the enforcement of creditors’ rights generally, and general principles of equity;

14.1.4    the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Law or regulation of any Governmental Authority having jurisdiction over such Party;

14.1.5    except as contemplated by Section 10.2, all consents, approvals and authorizations from all Governmental Authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained;

14.1.6    such Party is not debarred under the United States Federal Food, Drug and Cosmetic Act or comparable applicable Laws; and

14.1.7    (a) none of a Party’s officers, directors and employees, and to each Party’s Knowledge, any other Person acting on its behalf, has directly or indirectly given, offered or promised to give money or anything of value to any Government Official in an effort to influence any Government Official or any other Person in a corrupt or improper effort to obtain or retain business or any commercial advantage, such as a permit or license to do business, or accepted such a payment, and (b) all Persons acting on its behalf have materially complied with all applicable Laws in connection with conducting its business operations, including the U.S. Foreign Corrupt Practices Act, laws implementing the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and local Laws prohibiting bribery, kickbacks, or other unlawful or improper means of obtaining business or commercial advantages, in each case ((a) and (b)), (i) as to Akcea, with respect to the Licensed Compound or Licensed Product, and (ii) as to AstraZeneca, that would, in the reasonable view of AstraZeneca, have a material adverse effect on Akcea.

14.2       Representations and Warranties of Akcea. Akcea hereby represents and warrants to AstraZeneca, as of the Execution Date and as of the Closing Date, and covenants, that:

14.2.1    Akcea has all rights, authorizations and consents necessary to grant all rights and licenses it purports to grant to AstraZeneca with respect to the Licensed Technology under this Agreement, in each case, free and clear of any rights of any Third Party that would be in conflict with the licenses and other rights it purports to grant to AstraZeneca under this Agreement and has obtained the prior written consent of Ionis as required under the Ionis/Akcea Agreement with respect to the grant of such rights and licenses;

14.2.2    Akcea has sufficient legal or beneficial title and ownership or right to license (or sublicense as the case may be) with respect to the Licensed Technology as is necessary to fulfill its obligations under this Agreement and to grant the licenses (or sublicenses as the case may be) to AstraZeneca pursuant to this Agreement;

14.2.3    there is no (a) action, suit, claim, demand, dispute, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to Akcea’s Knowledge, threatened, against Akcea or any of its Affiliates or (b) judgement or settlement against or owed by Akcea or any of its Affiliates, in each case ((a) and (b)) in connection with the Licensed Technology, the Licensed Compound, or the Licensed Product or relating to the transactions contemplated by this Agreement (including any claim alleging that the Exploitation of the Licensed Compound or Licensed Product in the Territory infringes or misappropriates any intellectual property rights of a Third Party);

14.2.4    all officers, employees and contractors of Akcea or its Affiliates that are inventors of any of the inventions claimed in the Akcea Patent Rights or that have performed Development, Manufacturing or other Exploitation activities on behalf of Akcea or its Affiliates, as applicable, have entered into written agreements pursuant to which such Persons are obligated to assign all rights, title, and interests in and to any such inventions developed by them, whether or not patentable, to Akcea or such Affiliate, respectively, as the sole owner thereof;

14.2.5    to Akcea’s Knowledge, no officer, employee or contractor of Akcea or its Affiliates is, or during the Term will be, subject to any agreement that requires such individual to assign any interest in any Licensed Technology to any Third Party;

14.2.6    there are no additional licenses or rights (beyond those granted to AstraZeneca under this Agreement) under any intellectual property owned or Controlled by Akcea that would be required in order for AstraZeneca to Exploit the Licensed Compound and the Licensed Product that is being clinically Developed as of the Execution Date;

14.2.7   the Licensed Technology constitutes all of the Patent Rights and Know-How owned or otherwise Controlled by Akcea and its Affiliates that are necessary to Exploit the Licensed Compound and the Licensed Product that is being clinically Developed as of the Execution Date;

14.2.8    neither Akcea nor its Affiliates has previously assigned, transferred, conveyed, or otherwise encumbered its rights, title, or interests in or to the Licensed Technology in a manner that conflicts with any rights granted to AstraZeneca hereunder with respect to the Licensed Compound or the Licensed Product;

14.2.9    other than the PTC Agreement, the Prior Agreements and the Permitted Licenses, neither Akcea nor any of its Affiliates is a party to any agreement with a Third Party that limits any of the rights and licenses that would be granted to AstraZeneca under this Agreement absent such agreement;

14.2.10  (a) Schedule 1.11 (Akcea Core Technology Patent Rights), Schedule 1.18 (Akcea Manufacturing Patent Rights) and Schedule 1.23 (Akcea Product-Specific Patent Rights) set forth true, correct, and complete lists of all Patent Rights owned, licensed or otherwise Controlled by Akcea or any of its Affiliates that relate to the Licensed Compound or the Licensed Product, (b) except as otherwise indicated in Schedule 1.11 (Akcea Core Technology Patent Rights), Schedule 1.18 (Akcea Manufacturing Patent Rights) or Schedule 1.23 (Akcea Product-Specific Patent Rights), each issued Akcea Patent Right is in full force and effect and each issued or pending Akcea Patent Right has been filed and prosecuted in good faith, and (c) Akcea or its Affiliates have timely paid all application, registration, maintenance and renewal fees payable with respect to such Patent Rights that are pending or granted and all necessary documents and certificates have been filed with the relevant agencies for the purpose of maintaining such Patent Rights;

14.2.11  to Akcea’s Knowledge, no Third Party (a) is infringing, misappropriating or violating any Akcea Core Technology Patent Rights or Akcea Manufacturing Patent Rights (and there is no claim by Akcea that a Third Party is or was infringing, misappropriating or violating any Akcea Core Technology Patent Rights or Akcea Manufacturing Patent Rights) or misappropriating any Know-How included in the Akcea Core Technology IP or Akcea Manufacturing IP, in each case, with respect to a Competitive Oligo, (b) is infringing, misappropriating or violating any Akcea Product-Specific Patent Rights (and there is no claim by Akcea that a Third Party is or was infringing, misappropriating or violating any Akcea Product-Specific Patent Rights) or misappropriating any Know-How included in the Akcea Product-Specific IP, and (c) has challenged or threatened to challenge the inventorship, ownership, Akcea’s right to use, scope, validity or enforceability of any Akcea Patent Rights (including, by way of example, through the institution or written threat of institution of interferences, derivation, post-grant review, opposition, nullity, reexamination, reissue, revocation, inter partes or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority);

14.2.12  Akcea has set forth on Schedule 1.94 (Existing In-License Agreements) a true, correct, and complete list of all agreements pursuant to which a Third Party has granted Akcea or its Affiliates a license under any Know-How or Patent Rights that are necessary to Exploit the Licensed Compound or the Licensed Product, and all such Patent Rights and Know-How are included in the Licensed Technology. All Existing In-License Agreements are in full force and effect, and Akcea has provided AstraZeneca with true and complete copies of each such Existing In-License Agreement and all amendments thereto. Neither Akcea, its Affiliates nor, to Akcea’s Knowledge, the counterparty to an Existing In-License Agreement is in default with respect to a material obligation under such Existing In-License Agreement, and none of such parties has claimed or, to Akcea’s Knowledge, has grounds upon which to claim that the other party is in default with respect to a material obligation under any Existing In-License Agreement;

14.2.13  neither Akcea nor its Affiliates have received any written claim alleging, and do not have Knowledge of any claim or any fact or circumstance indicating, that Exploitation of the Licensed Compound and Licensed Product infringe any Patent Rights or misappropriate or otherwise violate other intellectual property rights of a Third Party;

14.2.14  no Licensed Technology has been created pursuant to, and is not subject to, any funding agreement with any government or Governmental Authority or any Third Party, and is not subject to the requirements of the Bayh-Dole Act or any similar provision of any applicable Law. No funding, facilities or personnel of any Governmental Authority were used, directly or indirectly, to develop or create, in whole or in part, any Licensed Technology;

14.2.15   to Akcea’s Knowledge, no additional licenses or other intellectual property rights are required from any Third Party to conduct activities under the Development Plan and Budget as it exists on the Execution Date;

14.2.16   each Regulatory Filing filed by Akcea or its Affiliates with respect to the Licensed Compound or the Licensed Product prior to the Execution Date and the Closing Date was true, complete and accurate in all material respects and timely filed;

14.2.17  any and all Regulatory Filings filed by Akcea or its Affiliates with respect to the Licensed Compound or the Licensed Product have been provided to AstraZeneca in an appropriate electronic format prior to the Execution Date. Neither Akcea nor its Affiliates or licensees has received any written notice or allegation from any Regulatory Authority regarding (a) any actual, alleged, possible, or potential violation of or failure to comply with any Law with respect to Regulatory Filings for the Licensed Product, or (b) any actual, proposed, or potential revocation, withdrawal, suspension, cancellation, termination, or modification of any Regulatory Filing for the Licensed Product, and, to Akcea’s Knowledge, there is no reasonable basis for any such notice or allegation;

14.2.18   all preclinical and clinical investigations of the Licensed Product sponsored by Akcea or its Affiliates and all other Licensed Product Development activities of Akcea or its Affiliates have been and are being conducted in material compliance with applicable protocols, procedures, Laws, rules, regulations and guidances, including cGCP and applicable protocols, procedures, Laws, rules, regulations and guidances restricting the use and disclosure of individually identifiable health information. Neither Akcea nor its Affiliates has received any written notice from the FDA, the EMA or any other Regulatory Authority performing functions similar to those performed by those with respect to any ongoing clinical or pre-clinical studies or tests of the Licensed Product requiring the termination, suspension or material modification of such studies or tests, and no Governmental Authority has commenced any action to place a clinical hold order on, or otherwise terminate or suspend, any ongoing Clinical Trial of the Licensed Product conducted by or on behalf of Akcea or its Affiliates;

14.2.19  all inventory of any API, drug product and packaged Clinical Trial material for the Licensed Product transferred from Akcea to AstraZeneca hereunder (a) meets and was Manufactured in accordance with all specifications and all applicable Laws and other regulatory requirements (including cGMP where applicable), (b) is free from contamination, diluents and defects in materials and workmanship, and (c) is not adulterated or misbranded;

14.2.20  to Akcea’s Knowledge, neither Akcea nor any of its Affiliates has committed any act, or omitted to commit any act, that may cause the Akcea Patent Rights to expire prematurely or be declared invalid or unenforceable;

14.2.21  to Akcea’s Knowledge, true, complete and correct copies of all material information with respect to the safety and efficacy of the Licensed Compound and the Licensed Product that are not otherwise publicly available have been provided to AstraZeneca;

14.2.22   to Akcea’s Knowledge, there is no material omission from, or material misrepresentation in, [***] as of the Execution Date;

14.2.23   neither Akcea nor any of its Affiliates has provided the Licensed Compound or the Licensed Product to a Third Party under the Prior Agreements or the Existing In-License Agreements;

14.2.24  no consents from the Inbound Licensors under the In-License Agreements are required to enter into this Agreement and to grant the licenses to AstraZeneca hereunder, other than the consent from Ionis contained in that certain Letter Agreement by and among AstraZeneca, Akcea and Ionis, dated as of the Execution Date; and

14.2.25  neither Akcea nor its Affiliates has, regarding or related to the Licensed Compound, the Licensed Product or the Akcea Product-Specific IP, been subject to a corporate integrity agreement, deferred prosecution agreement, consent decree, monitoring agreement, settlement agreement or other similar agreement or Order mandating or prohibiting future or past activities.

14.3       Covenants of the Parties. From and after the Execution Date through the expiration or earlier termination of this Agreement, each Party covenants to the other Party as follows:

14.3.1    such Party will not, during the Term, employ or use the services of any Person that is debarred, in connection with the Exploitation of the Licensed Products. If such Party becomes aware of the debarment or threatened debarment of any Person providing services to such Party that are directly or indirectly related to activities under this Agreement, including such Party itself or its Affiliates or Sublicensees, such Party will promptly notify the other Party in writing;

14.3.2    during the Term, such Party will take reasonable precautions to preserve the confidentiality of the Know-How contained in the Licensed Technology, subject to Article 13 (including authorized disclosures in Section 13.3) (with, for the purposes of this Section 14.3.2, the exceptions to confidentiality available for a Receiving Party also applying to Akcea mutatis mutandis);

14.3.3    (a) Akcea shall not, and shall cause its Affiliates not to, incur or permit to exist, with respect to any Licensed Technology, and (b) AstraZeneca shall not, and shall cause its Affiliates not to, incur or permit to exist, with respect to any AstraZeneca IP, in each case ((a) and (b)), any lien, encumbrance, charge, security interest, mortgage, liability, assignment, grant of license or other obligation that is or would be inconsistent with the licenses and other rights granted to the other Party under this Agreement.

14.4       Covenants of Akcea. From and after the Execution Date through the expiration or earlier termination of this Agreement, Akcea covenants to AstraZeneca as follows:

14.4.1    Akcea will not enter into any agreement or other obligation with any Third Party, or amend an existing agreement with a Third Party, in each case, that would have an adverse effect on Akcea’s ability to grant the licenses (or sublicenses as the case may be) granted to AstraZeneca, or perform its obligations, under this Agreement; and

14.4.2    with respect to any changes resulting from Akcea’s obligations under the last sentence of Section 12.2.1(a) and otherwise upon AstraZeneca’s reasonable written request (such request not to be submitted to Akcea more than once every Calendar Year), Akcea will promptly update Schedule 1.11 (Akcea Core Technology Patent Rights), Schedule 1.18 (Akcea Manufacturing Patent Rights) and Schedule 1.23 (Akcea Product-Specific Patent Rights), and submit such amended Schedules to AstraZeneca;

14.4.3    Akcea and its Affiliates, as applicable, will at all times have obtained the necessary consents from the Inbound Licensors under the In-License Agreements to enter into this Agreement and to grant the licenses to AstraZeneca hereunder, and, upon AstraZeneca’s written request, will provide to AstraZeneca written evidence of same;

14.4.4   neither Akcea nor its Affiliates will amend, modify, terminate, or waive any rights under any In-License Agreement, Prior Agreement or any agreement with an Authorized CMO listed on Schedule 8.3.2, in each case, in a manner that would adversely affect AstraZeneca’s rights or obligations under this Agreement without AstraZeneca’s prior written consent;

14.4.5    neither Akcea nor its Affiliates will commit any acts or permit the occurrence of any omissions that would cause or result in the termination of any In-License Agreement or any agreement with an Authorized CMO listed on Schedule 8.3.2 that is Manufacturing the API or drug product or Licensed Product being used to conduct the ongoing Phase 3 Clinical Trials as of the Execution Date, which termination would adversely affect AstraZeneca’s rights or obligations under this Agreement, without AstraZeneca’s prior written consent. Akcea or Ionis, as applicable, will notify AstraZeneca in writing within [***] after any such termination of any such agreement;

14.4.6    Akcea or its Affiliates shall be and remain solely responsible for fulfilling and performing at its cost and expense, any and all obligations under each In-License Agreement, each Prior Agreement, and each agreement with an Authorized CMO listed on Schedule 8.3.2, including timely, full and complete payment of any and all amounts due thereunder or in connection therewith to the other parties thereto, and will otherwise remain, and cause its Affiliates to otherwise remain, in compliance in all material respects with all such agreements;

14.4.7    Akcea will furnish AstraZeneca with copies of all notices received by Akcea or any of its Affiliates relating to any alleged breach or default by Akcea or any of its Affiliates under any In-License Agreement, Prior Agreement or agreement with an Authorized CMO listed on Schedule 8.3.2, in each case, that would reasonably be expected to adversely affect AstraZeneca’s rights hereunder, promptly after receipt thereof and thereafter furnish AstraZeneca with copies of all correspondence and summaries of material discussions between the applicable parties to the In-License Agreement or Prior Agreement relating to the alleged breach, including any proposed resolution of the matter; and

14.4.8    Akcea will promptly furnish AstraZeneca with true and complete copies of all Future In-License Agreements and all amendments to the In-License Agreements and Prior Agreements arising after the Execution Date.

14.5       Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. BOTH PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT THE OTHER PARTY MAKES (AND HAS MADE) NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, THAT THE COMPOUND OR PRODUCT WILL BE SUCCESSFUL, THAT IT WILL BE ABLE TO SUCCESSFULLY ACHIEVE THE MILESTONE EVENTS SET FORTH IN ARTICLE 11 OR THAT IT WILL BE ABLE TO ACHIEVE ANY AMOUNT OF NET SALES, AND EACH PARTY SPECIFICALLY DISCLAIMS THAT IT IS RELYING UPON OR HAS RELIED UPON ANY SUCH REPRESENTATIONS OR WARRANTIES THAT MAY HAVE BEEN MADE BY ANY PERSON.

ARTICLE 15
INDEMNIFICATION; INSURANCE

15.1       Indemnification by AstraZeneca. AstraZeneca will defend, and indemnify and hold harmless, Akcea and its Affiliates and its and their respective directors, officers, employees, agents, representatives, successors and assigns (collectively, the “Akcea Indemnified Parties”), from and against any and all liabilities, damages, losses, costs and expenses, including interest penalties and reasonable attorneys’ fees and expenses (collectively, “Losses”), to the extent arising out of or resulting from any Third Party suits, claims, actions, proceedings or demands (“Third Party Claims”) to the extent based upon:

15.1.1    any breach of any representation, warranty or covenant made by AstraZeneca in this Agreement;

15.1.2    the Exploitation of the Licensed Compound or Licensed Product by AstraZeneca or its Affiliates or its or their Sublicensees or subcontractors, other than Losses shared pursuant to Section 15.3; or

15.1.3    the gross negligence or willful misconduct of AstraZeneca or any of the AstraZeneca Indemnified Parties in the exercise of their rights or performance of their obligations hereunder;
provided that, in the case of each of Sections 15.1.1 through 15.1.3 above, AstraZeneca will not be obligated to so defend, and indemnify and hold harmless, the Akcea Indemnified Parties for any Third Party Claim to the extent that such Third Party Claim is based upon an action or omission for which Akcea would have an obligation to indemnify the AstraZeneca Indemnified Parties under Section 15.2.1, Section 15.2.2 or Section 15.2.4 if such Loss were incurred by an AstraZeneca Indemnified Party.

15.2     Indemnification by Akcea. Akcea will defend, and indemnify and hold harmless, AstraZeneca and its Affiliates and its and their Sublicensees and its and their respective directors, officers, employees, agents, representatives, successors and assigns (collectively, the “AstraZeneca Indemnified Parties”), from and against any and all Losses, to the extent arising out of or resulting from any Third Party Claims to the extent based upon:

15.2.1    any breach of any representation, warranty or covenant made by Akcea in this Agreement;

15.2.2    the Exploitation of the Licensed Compound or Licensed Product by Akcea or its Affiliates or subcontractors prior to the Closing Date;

15.2.3    the Exploitation, including the Co-Commercialization and Medical Affairs Activities (if any), of the Licensed Compound or Licensed Product by Akcea or its Affiliates or subcontractors during the Term and after termination of this Agreement, other than Losses shared pursuant to Section 15.3; or

15.2.4    the gross negligence or willful misconduct of Akcea or any of the Akcea Indemnified Parties in the exercise of their rights or performance of their obligations hereunder;
provided that, in the case of each of Sections 15.2.1 through 15.2.4 above, Akcea will not be obligated to so defend, and indemnify and hold harmless, the AstraZeneca Indemnified Parties for any Third Party Claim to the extent that such Third Party Claim is based upon an action or omission for which AstraZeneca would have an obligation to indemnify the Akcea Indemnified Parties under Section 15.1.1 or Section 15.1.3 if such Loss were incurred by an Akcea Indemnified Party.

15.3      Losses in the U.S. All Losses incurred by either Party arising from any Third Party Claim relating to the Exploitation of a Licensed Product in the U.S. after the Closing Date and prior to the Opt-Out Date (if any) during the Term will be shared by the Parties as an Other Operating Expense in accordance with Section 11.10, provided that such Other Operating Expenses will not include Losses of a Party or its Affiliate to the extent such Losses are: (a) caused by a breach of this Agreement by a Party or Affiliate; or (b) caused by the gross negligence or willful misconduct of a Party or its Affiliate, and any such Losses described in clause (a) or (b) will not be shared by the Parties. If either Party learns of any Third Party Claim with respect to Losses covered by this Section 15.3, such Party shall provide the other Party with prompt written notice thereof. The Parties shall confer with respect to how to respond to such Third Party Claim and how to handle such Third Party Claim in an efficient manner. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate.

15.4       Procedure.

15.4.1   Notice of Claim. All indemnification claims provided for in Section 15.1 and Section 15.2 will be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party will give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which the Indemnified Party intends to base a request for indemnification under Section 15.1 or Section 15.2, but in no event will the indemnifying Party be liable for any Losses to the extent such Losses result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party will furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

15.4.2    Control of Defense. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party will not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor will it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party. In the event the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will as soon as is reasonably possible deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in this Section 15.4.2, the Indemnified Party will be responsible for the legal costs or expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim.

15.4.3   Right to Participate in Defense. Without limiting Section 15.4.2, any Indemnified Party will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnified Party’s own cost and expense unless (a) the employment thereof has been specifically authorized by the indemnifying Party in writing, (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 15.4.2 (in which case the Indemnified Party will control the defense), or (c) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under applicable Law, ethical rules or equitable principles in which case the indemnifying Party will be responsible for any such costs and expenses of counsel for the Indemnified Party.

15.4.4    Settlement. With respect to any Third Party Claims relating solely to the payment of money damages in connection with a Third Party Claim and that will not admit liability or violation of Law on the part of the Indemnified Party or result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner (such as granting a license or admitting the invalidity of a Patent Right Controlled by an Indemnified Party), and as to which the indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, will deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 15.4.2, the indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will not be unreasonably withheld, conditioned or delayed). The indemnifying Party will not be liable for any settlement, consent to entry of judgment, or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party will admit any liability with respect to or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld, conditioned or delayed.

15.4.5    Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnified Party to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include affording to the indemnifying Party access during normal business hours to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party will reimburse the Indemnified Party for all its reasonable Out-Of-Pocket Costs in connection therewith.

15.4.6    Costs and Expenses. Except as provided above in this Section 15.4, the costs and expenses, including attorneys’ fees and expenses, incurred by the Indemnified Party in connection with any claim will be reimbursed [***] by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

15.5      Insurance. Each Party will maintain with insurers with a minimum “A-” AM Best rating, at its own cost, reasonable insurance against liability and other risks associated with its activities and obligations under this Agreement, including its Development, Manufacturing, Commercialization and other Exploitation activities, as applicable, and its indemnification obligations hereunder, in such amounts (subject to such deductibles, which are the sole responsibility of the named insured) and on such terms as are reasonable and customary for prudent practices for a company of similar size and of similar resources as such Party for the activities to be conducted by it under this Agreement. Each Party will promptly furnish to the other Party evidence of such insurance prior to the Closing Date and annually thereafter. Each Party will provide a minimum of [***] written notice of any cancellation, with no replacement policy, to the other Party. All insurance of a Party will be primary and non-contributing to any insurance carried by the other Party, to the extent of the first Party’s indemnification obligations. Notwithstanding the foregoing, AstraZeneca may self-insure, in whole or in part, the insurance requirements described in this Section 15.5.

15.6      Damages Waiver. EXCEPT FOR (A) CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER THIS ARTICLE 15 OR SECTION 11.13.3. (B) CLAIMS ARISING OUT OF A PARTY’S WILLFUL MISCONDUCT, (C) A PARTY’S BREACH OF SECTION 9.2 OR (D) CLAIMS ARISING OUT OF A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT OR ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

ARTICLE 16
TERM AND TERMINATION

16.1       Term. The term of this Agreement will commence as of the Closing Date and, unless terminated earlier, shall (a) with respect to the ROW Territory, on a Licensed Product-by-Licensed Product and country-by-country basis, continue until the expiration of the Royalty Term for such Licensed Product in such country and (b) with respect to the U.S., (i) if Akcea does not exercise its Opt-Out Right, until the Parties (and their Affiliates and its and their sublicensees) cease all Development, Commercialization and Medical Affairs activities for the Licensed Product in the U.S. and (ii) if Akcea exercises its Opt-Out Right, until expiration of the Royalty Term for such Licensed Product in the U.S. (the “Term”). If the Closing Date has not occurred by the [***] following the Execution Date, then this Agreement may be terminated by either Party upon written notice to the other Party, provided that a Party shall not be entitled to terminate this Agreement pursuant to this sentence if such Party is in breach of this Agreement and such breach has caused the Closing Date to not occur by such date.

16.2       Termination.

16.2.1    Termination for Material Breach.

(a)          If a Party (the “Breaching Party”) materially breaches this Agreement (including any material breach of such Party’s diligence obligations pursuant to Section 2.1 or Section 3.1.1, as applicable), in addition to any other right and remedy the other Party (the “Non-Breaching Party”) may have, the Non-Breaching Party may terminate this Agreement in its entirety upon written notice to the Breaching Party if the Breaching Party, after receiving written notice identifying such material breach in reasonable detail (a “Default Notice”), fails to cure such material breach within [***] after delivery of the Default Notice (or within [***] after delivery of the Default Notice if such material breach is solely based on the Breaching Party’s failure to pay any amounts due hereunder) (such [***] or [***] period, as applicable, the “Cure Period”); provided that (i) if such breach (other than a payment breach) cannot be cured within the Cure Period, if the Breaching Party commences actions to cure such breach within the Cure Period and thereafter diligently continues such actions, then the termination shall not become effective unless and until the Breaching Party fails to diligently continue such actions, and (ii) with respect to any alleged breach by the Breaching Party of its diligence obligations set forth in Section 2.1 or Section 3.1.1, as applicable, the Non-Breaching Party shall first provide written notice thereof to the Breaching Party, and the Parties shall meet and confer to discuss and resolve the matter in good faith, and attempt to devise a mutually agreeable plan to address any outstanding issues for not less than [***] (or such longer period as may be mutually agreed by the Parties) before the Non-Breaching Party may issue any Default Notice with respect to such alleged breach (for clarity, the Cure Period shall not commence prior to the conclusion of such good faith discussions and the subsequent issuance of a Default Notice by Non-Breaching Party).

(b)          Notwithstanding Section 16.2.1(a), if the material breach and failure to cure contemplated in Section 16.2.1(a) is with respect to AstraZeneca’s diligence obligations under Section 2.1 or Section 3.1.1 with respect to the Development or Commercialization of a Licensed Product, but does not affect, and is not reasonably likely to affect, [***], Akcea shall not have the right to terminate this Agreement in its entirety, but shall have the right to terminate this Agreement solely with respect to [***] that are affected by, or reasonably likely to be affected by, such material breach, and this Agreement shall remain in full force and effect with respect to [***] that are not affected, or not reasonably likely to be affected.

(c)          Disputes Regarding Material Breach. Notwithstanding the foregoing, if the Breaching Party disputes in good faith the existence, materiality or failure to cure of any alleged uncured material breach, and provides notice to the Non-Breaching Party of such dispute within the relevant Cure Period, then the Non-Breaching Party will not have the right to terminate this Agreement in accordance with Section 16.2.1, unless and until (i) it has been determined in accordance with Section 17.1 that this Agreement was materially breached by the Breaching Party and (ii) the Breaching Party fails to cure such material breach within [***] after such determination. It is understood and acknowledged that during the pendency of such dispute, all the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations hereunder, including satisfying any payment obligations.

16.2.2    AstraZeneca’s Termination for Convenience. At any time following payment by AstraZeneca of the upfront fees under Section 11.1, AstraZeneca will be entitled to terminate this Agreement, on a region-by-region basis, for convenience by providing [***] written notice to Akcea of such termination. For purposes of this Section 16.2.2, “region” shall mean each of the U.S. and the ROW Territory.

16.2.3   Termination for Patent Challenge. If AstraZeneca or any of its Affiliates (a) commences or actively, directly and voluntarily participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of any Akcea Patent Right that is licensed to AstraZeneca under this Agreement or (b) actively assists any other person or entity in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any claim of any such Akcea Patent Right (each of (a) and (b), a “Patent Challenge”), then, except as otherwise set forth in this Section 16.2.3, Akcea shall have the right, in its sole discretion, to give notice to AstraZeneca that Akcea may terminate this Agreement [***] following such notice, and, unless AstraZeneca and its Affiliates withdraw or cause to be withdrawn such Patent Challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that AstraZeneca or its Affiliate does not have the power to unilaterally withdraw or cause to be withdrawn, AstraZeneca and its Affiliates cease actively assisting any other party to such Patent Challenge and, to the extent AstraZeneca or any of its Affiliates is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such [***] period, Akcea shall have the right to terminate this Agreement by providing written notice thereof to AstraZeneca, unless such termination is prohibited under applicable Law. Notwithstanding the foregoing, any participation by AstraZeneca or its Affiliates or its or their employees in any claim, challenge or proceeding (i) that has been compelled by a court, patent office, or Third Party (other than any Sublicensee) or as required under a pre-existing agreement between AstraZeneca’s employee(s) or consultant(s) and their prior employer(s) or (ii) that is necessary or reasonably required to assert a cross-claim or a counterclaim or to respond to a court request or order or administrative law request or order, including asserting any defense or counterclaim in, or otherwise responding to an action for infringement of intellectual property asserted, filed, or threatened to be filed, against AstraZeneca or its Affiliate by Akcea or any of its Affiliates or its (sub)licensees, in each case ((i) and (ii)), shall not constitute active and voluntary participation or active assistance and shall not give rise to Akcea’s right to terminate this Agreement. In addition, Akcea shall not have the right to terminate this Agreement pursuant to this Section 16.2.3 if any Affiliate that first becomes an Affiliate of AstraZeneca after the Closing Date was undertaking activities in connection with a Patent Challenge prior to such Affiliate first becoming an Affiliate of AstraZeneca if such Affiliate withdraws or causes to be withdrawn such Patent Challenge (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that such Affiliate does not have the power to unilaterally withdraw or cause to be withdrawn, ceases actively assisting any other party to such Patent Challenge and, to the extent such Affiliate is a party to such Patent Challenge, withdraws from such Patent Challenge) within the earlier to occur of (A) [***] and (B) [***], and in all cases, provided, that neither AstraZeneca nor any AstraZeneca Affiliate thereafter continues such Patent Challenge or, knowingly, the provision of any active assistance to any person or entity in respect of the same. Each Sublicense shall contain a provision that is consistent with this Section 16.2.3 with respect to Patent Challenges by the applicable Sublicensee. If a Sublicensee commences or actively, directly and voluntarily participates in, or actively assists any other person or entity in bringing or prosecuting any Patent Challenge, and fails to withdraw or cause to be withdrawn or cease actively assisting any other party to such Patent Challenge in accordance with the requirements of this Section 16.2.3, then, subject to the exceptions set forth above (applied mutatis mutandis to Sublicensees), AstraZeneca shall terminate the applicable Sublicense and, provided that AstraZeneca timely terminates such Sublicense, Akcea shall not have a termination right under this Section 16.2.3 as a result of such Patent Challenge.

16.2.4    Termination for Insolvency. In the event that either Party (a) files for protection under bankruptcy or insolvency laws, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within [***] after such filing, (d) proposes a written agreement of composition or extension of its debts, (e) proposes or is a party to any dissolution or liquidation, (f) files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within [***] after the filing thereof or (g) admits in writing to its creditors its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

16.3        Effects of Termination.

16.3.1    In General. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated in its entirety pursuant to Section 16.2, then the following will occur:

(a)          except as required to perform activities under this Section 16.3, including the Transition Services, the license grants to AstraZeneca under Section 8.1 and to Akcea under Section 8.2 will terminate immediately and be of no further force or effect. Subject to Section 16.3.3 and except as required to perform activities under this Section 16.3, including the Transition Services, AstraZeneca shall, and, subject to Section 8.5, shall cause its Affiliates and its and their Sublicensees to, cease selling the Licensed Product.

(b)          Reversion License.

(i)         Except with respect to any termination by AstraZeneca pursuant to Section 16.2.1(a) or Section 16.2.4, upon Akcea’s request, which request must be made no later than the later of (A) [***] after the effective date of termination and (B) [***] following written notice by AstraZeneca to Akcea asking Akcea to confirm if Akcea wishes to have AstraZeneca grant the Reversion License, subject to the remaining subsections of this Section 16.3.1(b), AstraZeneca agrees to grant and hereby grants to Akcea, effective as of the effective date of such termination, a perpetual, non-exclusive, royalty-bearing (solely as set forth in Section 16.3.1(b)(ii)) license under the AstraZeneca Reversion IP Controlled by AstraZeneca or any of its Affiliates as of the effective date of termination that is [***] as of the effective date of such termination for the Exploitation of the Licensed Product in the Field in the Terminated Territory to Exploit the Licensed Product in the Field in the Terminated Territory (the “Reversion License”). For clarity, the Reversion License will exclude any Know-How and Patent Rights that are related to or claim (1) [***] or (2) [***] as of the effective date of such termination to Exploit the Licensed Product as it is being Commercialized by AstraZeneca or its Affiliates in the applicable Terminated Territory as of the effective date of termination.

(ii)        Without limiting Akcea’s obligations in Section 16.3.1(b)(iii), the Reversion License shall be royalty-free if the Agreement is terminated by Akcea pursuant to Section 16.2.1 or Section 16.2.4. In all other events of termination, the Reversion License shall be royalty-bearing as follows: (A) if the effective date of the termination occurs prior to [***], then Akcea will pay AstraZeneca [***], or (B) if the effective date of termination occurs after [***], then Akcea will pay AstraZeneca [***]. The Reversion License will be granted on the effective date of termination regardless of if the Parties have reached agreement on the [***] terms of such Reversion License; provided that [***] will be due [***] as of the effective date of termination on the terms subsequently agreed to by the Parties. Once the Parties have reached agreement on such terms, Akcea will pay [***] from the effective date of termination through the date of such agreement within [***] after receipt of an invoice from AstraZeneca. For purposes of this Section 16.3.1(b), the definition of “Net Sales,” shall apply mutatis mutandis to Akcea’s obligations to pay royalties under this Section 16.3.1(b) as they apply to AstraZeneca and, solely for such purpose, each reference (and any related definitions) to (1) AstraZeneca shall be deemed to be a reference to Akcea, (2) Akcea shall be deemed to be a reference to AstraZeneca and (3) a Sublicensee shall be deemed to be a reference to a licensee or sublicensee of Akcea or its Affiliates.

(iii)        To the extent that any AstraZeneca Reversion IP that is the subject of the Reversion License is in-licensed by AstraZeneca or any of its Affiliates, AstraZeneca shall provide a copy of such in-license or other agreement to Akcea (which copy may be redacted as necessary to comply with its obligations of confidentiality to the counterparty provided that such redactions do not undermine Akcea’s ability to comply with such in-license or understand the [***] if it were to take a sublicense). Akcea will promptly notify AstraZeneca if the Reversion License should include such in-licensed AstraZeneca Reversion IP. If Akcea elects to take a sublicense under such in-license as part of the Reversion License, then (A) any license to Akcea under such AstraZeneca Reversion IP pursuant to the Reversion License shall be subject to the terms and conditions of such in-license, (B) Akcea shall (1) provide the necessary reporting information to AstraZeneca in sufficient time as reasonably requested by AstraZeneca to enable AstraZeneca to comply with its obligations under such in-license and AstraZeneca’s obligation to [***] pursuant to clause (2), (2) [***] and (3) not, and shall cause its Affiliates and (sub)licensees not to, take or fail to take any action if doing so (or not doing so) would cause AstraZeneca to be in breach of such in-license to the extent that any applicable obligations have been disclosed to Akcea and (C) [***]. For any in-licensed AstraZeneca Reversion IP that is the subject to the Reversion License but is also applicable to other products, the Parties shall use good faith efforts to appropriately allocate any upfront fees or sales milestones to Akcea’s or its Affiliate’s or sublicensee’s practice of such sublicensed intellectual property that is included in the Reversion License and such other products.

(iv)        Except with respect to any termination by AstraZeneca pursuant to Section 16.2.1(a) or Section 16.2.4, upon Akcea’s request, which request must be made no later than the later of (A) [***] and (B) [***], the Parties will negotiate in good faith and on commercially reasonable terms, a perpetual, non-exclusive license under the Know-How and Patents Controlled by AstraZeneca or any of its Affiliates (other than Joint Know-How and Joint Patents) as of the effective date of termination that are not included in the Reversion License and that are necessary to Exploit the Licensed Product in the Field in the Terminated Territory as such Licensed Product is being clinically Developed by AstraZeneca or its Affiliates in the applicable Terminated Territory as of the effective date of termination.

(c)         Except with respect to any termination by AstraZeneca pursuant to Section 16.2.1(a) or Section 16.2.4, AstraZeneca and its Affiliates will (i) assign to Akcea, upon Akcea’s request, any contracts (including Supply Agreements) that are solely related to the Licensed Product in the Terminated Territory and freely assignable by AstraZeneca or its Affiliates at [***] AstraZeneca or its Affiliates (or for which Akcea agrees to [***]), (ii) use commercially reasonable efforts to obtain the applicable counter-party’s consent to assign any such contracts that are not freely assignable, (iii) to the extent any contracts (including Supply Agreements) related to the Licensed Product in the Terminated Territory are not assigned to Akcea because such contracts are either not solely related to the Licensed Product in the Terminated Territory or not freely assignable, facilitate the replication of such agreements between Akcea and such Third Party and (iv) supply Licensed Product to Akcea at [***] to ensure continuity of supply of Licensed Product to patients in the Terminated Territory until the earlier of (1) [***] and (2) the assignment or replication of all Supply Agreements related to the Licensed Product in the Terminated Territory pursuant to this Section 16.3.1(c), or Akcea otherwise entering into supply agreement(s) with Third Parties sufficient to ensure such continuity of supply;

(d)          AstraZeneca will provide to Akcea a detailed, fair and accurate description of the status of the Exploitation of the Licensed Product in each country in the Terminated Territory through the effective date of termination; and

(e)          AstraZeneca will, and will ensure that its Affiliates and its and their Sublicensees, execute all documents and take all such further actions as may be reasonably requested by Akcea in order to give effect to the foregoing clauses.

16.3.2    In One or More Countries. If this Agreement is terminated with respect to one (1) or more countries but not the entire Territory, then, except as set forth below, the provisions of Section 16.3.1 shall apply, but only with respect to such terminated country or countries (and such country(ies) will be the Terminated Territory for purposes of Section 16.3.1), and this Agreement shall continue with respect to the other countries in the Territory:

(a)          Section 16.3.1(a) shall not apply, and the license grants to AstraZeneca under Section 8.1 shall automatically be deemed to be amended with respect to the Terminated Territory to be non-exclusive and to exclude the right to Commercialize the Licensed Product in the Field in such Terminated Territory and AstraZeneca shall retain a non-exclusive right to Develop and Manufacture Licensed Compounds and Licensed Products in the Terminated Territory solely for the purposes of supporting Regulatory Approval or Commercialization of the Licensed Products in the Territory.

(b)        Notwithstanding the Reversion License in Section 16.3.1(b), AstraZeneca reserves the right under the AstraZeneca Reversion IP that is the subject of the Reversion License to Develop and Manufacture Licensed Compounds and Licensed Products in the Terminated Territory solely for the purposes of supporting Regulatory Approval or Commercialization of Licensed Products in the Territory.

(c)         Promptly after termination of this Agreement with respect to a Licensed Product in the Terminated Territory, the Parties shall enter into an agreement regarding (i) the maintenance of the global safety database for Licensed Products, (ii) a process for the exchange of adverse event safety data in a mutually agreed format in order to monitor the safety of Licensed Products and to meet reporting requirements of any applicable Regulatory Authorities in the Territory and Terminated Territory, and (iii) coordination of the Development, Manufacture and Commercialization of the Licensed Products in the Terminated Territory, on the one hand, and the Development, Manufacture and Commercialization of the Licensed Products in and for the Territory, on the other hand, as needed.

(d)        AstraZeneca shall not, and shall not permit any of its Affiliates, and shall use commercially reasonable efforts not to permit any of its and their Sublicensees or distributors to, distribute, market, promote, offer for sale or sell any Licensed Products directly or indirectly (i) to any Person for use in the applicable Terminated Territory or (ii) to any Person in the Territory that AstraZeneca or any of its Affiliates or any of its or their Sublicensees or distributors knows is likely to distribute, market, promote, offer for sale or sell such Licensed Product for use in the applicable Terminated Territory or assist another Person to do so; provided that if such Terminated Territory includes a country where passive sales cannot be prohibited under applicable Law, then AstraZeneca, its Affiliates and its and their Sublicensees and distributors may, to the extent passive sales cannot be prohibited under applicable Law and such passive sales are made in accordance with applicable Law, passively sell any Licensed Product into other jurisdictions that are in the Terminated Territory, but may not actively sell or promote any Licensed Product in such Terminated Territory. If AstraZeneca or any of its Affiliates receives or becomes aware of the receipt by a Sublicensee or distributor of any orders for any Licensed Product for use in such Terminated Territory, then AstraZeneca or its Affiliates, as applicable, shall use good faith efforts to refer (or instruct its Sublicensee or distributor, as applicable, to refer) such orders to Akcea. AstraZeneca shall cause its Affiliates and its and their Sublicensees and distributors to notify Akcea of any receipt of any orders for Licensed Product for use in such Terminated Territory.

(e)         Akcea shall not, and shall not permit any of its Affiliates, and shall use commercially reasonable efforts not to permit any of its and their (sub)licensees, or distributors to, distribute, market, promote, offer for sale or sell any Licensed Product directly or indirectly (i) to any Person for use in the Territory or (ii) to any Person in such Terminated Territory that Akcea or any of its Affiliates or any of its or their (sub)licensees or distributors knows is likely to distribute, market, promote, offer for sale or sell such Licensed Product for use in the Territory or assist another Person to do so; provided that if such Terminated Territory includes a country where passive sales cannot be prohibited under applicable Law, then Akcea, its Affiliates and its and their (sub)licensees and distributors may, to the extent passive sales cannot be prohibited under applicable Law and such passive sales are made in accordance with applicable Law, passively sell any Licensed Product into other jurisdictions that are in the Territory, but may not actively sell or promote any Licensed Product in the Territory. If Akcea or any of its Affiliates receives or becomes aware of the receipt by a (sub)licensee or distributor of any orders for any Licensed Product for use in the Territory, then Akcea or its Affiliates, as applicable, shall use good faith efforts to refer (or instruct its (sub)licensee or distributor, as applicable, to refer) such orders to AstraZeneca. Akcea shall cause its Affiliates and its and their (sub)licensees and distributors to notify AstraZeneca of any receipt of any orders for any Licensed Product for use in the Territory.

16.3.3    Transition Services. Except with respect to any termination by AstraZeneca pursuant to Section 16.2.1(a) or Section 16.2.4:

(a)          Transition Plan.

(i)         In addition to the effects set forth in Section 16.3.1 and Section 16.3.2, at Akcea’s reasonable request and at Akcea’s cost and expense, if this Agreement is terminated pursuant to Section 16.2, then AstraZeneca will use Commercially Reasonable Efforts to perform the Transition Services (as defined below) in accordance with the Transition Plan as set forth in this Section 16.3.3. Upon Akcea’s request, the Parties will agree to a transition plan pursuant to Section 16.3.3(a)(ii) that includes all activities that are necessary to (A) if a Licensed Product is being Commercialized in the Terminated Territory, provide patients with continued access to the Licensed Product, (B) transition the responsibilities under all Regulatory Approvals and ongoing Clinical Trials for the Licensed Product in the Terminated Territory to Akcea or its designee and (C) transition the then-current supply process for the Licensed Product in the Terminated Territory to Akcea or its designee, in each case, as necessary for Akcea to Exploit the Licensed Product in the Terminated Territory as such Licensed Product is being clinically Developed or Commercialized by AstraZeneca or its Affiliates in the Terminated Territory as of the effective date of termination (collectively, the “Transition Services”), which plan, in addition to standard contractual provisions, will also address customer and commercial matters, adverse event reporting, Licensed Product complaints, reimbursement support and other patient contact center activities, Medical Affairs, government and managed care contracts, Manufacturing, quality, regulatory, pharmacovigilance/global safety database and post-approval studies and commitments (such plan, the “Transition Plan”). The Transition Plan shall also (x) set forth responsibility for all monitoring and follow up with respect to subjects/patients that were administered Licensed Products from and after the effective date of termination and (y) provide that at Akcea’s election (1) AstraZeneca shall have the right for [***] after the effective date of such termination with respect to the Terminated Territory to sell or otherwise dispose of all Licensed Compounds and Licensed Products then in its inventory and any in-progress inventory, in each case that is intended for sale or disposition in the Terminated Territory, (2) Akcea shall purchase all such inventory and any in-progress inventory from AstraZeneca at [***], or (3) a combination of both (1) and (2), in each case to the extent practicable.

                                                          (ii)         Akcea may elect to have AstraZeneca perform the Transition Services by providing written notice to AstraZeneca no later than the later of (A) [***] following the effective date of the termination and (B) [***] following written notice by AstraZeneca to Akcea asking Akcea to confirm if Akcea wishes to have AstraZeneca perform the Transition Services. If Akcea requests Transition Services, then Akcea shall propose a Transition Plan setting forth the Transition Services to be performed by AstraZeneca, including delivery and transition dates, and, for a period of [***] after such request, the Parties will use good faith efforts to negotiate a mutually agreeable version of such Transition Plan. If the Parties have not reached agreement on the Transition Plan within [***] after Akcea requests Transition Services, then either Party may refer such matter for resolution pursuant to Schedule 16.3.3(a)(ii). If Akcea elects to have AstraZeneca perform the Transition Services but the Parties have not reached agreement on the Transition Plan before the effective date of termination, then AstraZeneca will use Commercially Reasonable Efforts to maintain access to the Licensed Product in the Territory for patients that were receiving such Licensed Product through clinical Development or Commercialization as of the effective date of termination until such Transition Plan is either agreed upon by the Parties or resolved pursuant to Schedule 16.3.3(a)(ii). In addition, the Parties will, within [***] after such request, establish a transition committee consisting of at least each Party’s Alliance Managers, a representative from each Party’s CMC group who was responsible for the Licensed Product prior to the termination, and up to two additional representatives from each Party who are from other relevant functional groups to facilitate a smooth transition. While AstraZeneca is providing Transition Services, AstraZeneca and Akcea will mutually agree in writing on talking points and a communication plan to customers, specialty pharmacies, physicians, Regulatory Authorities, patient advocacy groups and clinical study investigators, and AstraZeneca will make all such communication to such entities in accordance with the mutually agreed talking points.

(iii)       AstraZeneca will use Commercially Reasonable Efforts to perform the Transition Services in accordance with the Transition Plan for a period not to exceed [***] from the effective date of termination (the “Transition Period”); provided that if the Transition Plan is determined pursuant to the arbitration process set forth on Schedule 16.3.3(a)(ii) and the arbitrators select Akcea’s Arbitration Proposal, then the Transition Period will be extended by the amount of time that elapsed from the time that the determination of the Transition Plan was referred for resolution pursuant to Schedule 16.3.3(a)(ii) until the arbitrators selected Akcea’s Arbitration Proposal. AstraZeneca and Akcea may also mutually agree to extend the Transition Period.

(b)          Costs of Transition Services. Akcea will pay [***] to perform the Transition Services. Unless otherwise agreed as part of the Transition Plan and subject to the terms and conditions of such Transition Plan, Akcea will own all Net Revenue (as defined in the Transition Plan) derived from the Licensed Product after the effective date of termination and AstraZeneca will remit all such Net Revenues to Akcea in accordance with the Transition Plan.

(c)        Responsibility for Transition Services. Akcea or its designee will be sufficiently prepared to, and will, accept the transition of Development, Manufacturing and Commercialization activities with respect to the Licensed Product to Akcea or such designee on the timelines set forth in the agreed transition plan for the Transition Services. As between AstraZeneca and Akcea, AstraZeneca will have no liability under this Agreement with respect to a failure of, or delay in, the Transition Services to the extent AstraZeneca uses Commercially Reasonable Efforts to perform, and complies with applicable Law in performing, the Transition Services or to the extent caused by factors beyond AstraZeneca’s reasonable control (including any failure or delay by Akcea or its designee in accepting the transition of Development, Manufacturing and Commercialization activities with respect to the Licensed Product in the Terminated Territory). If AstraZeneca encounters any delays, then the Parties shall discuss in good faith and agree upon extended timelines for completion of the Transition Services.

16.3.4    Additional Remedies of AstraZeneca in Lieu of Termination of this Agreement. If AstraZeneca has the right to terminate this Agreement in its entirety pursuant to Section 16.2.1(a) (after giving effect to the applicable Cure Period) or Section 16.2.4, then in lieu of AstraZeneca terminating pursuant to Section 16.2.1(a) or Section 16.2.4, as applicable, AstraZeneca shall have the right, as its sole and exclusive remedy for the events giving rise to AstraZeneca’s termination right, to elect, by providing written notice to Akcea, to have this Agreement continue in full force and effect as modified by this Section 16.3.4, in which case, such modifications shall be effective as of the date AstraZeneca delivers such notice to Akcea:

(a)          all rights and licenses granted to AstraZeneca under Section 8.1 shall become perpetual and irrevocable;

(b)          AstraZeneca’s obligations to pay milestones and royalties under Section 3.6.2(b)(i), Section 11.2, Section 11.3, Section 11.5 and Section 11.6 shall be reduced to [***]% of the amount that would otherwise have been payable under this Agreement;

(c)         If Akcea has not exercised the Opt-Out Right, notwithstanding the expiration of the Second Opt-Out Period (if applicable), Akcea will be deemed to have exercised the Opt-Out Right, and the consequences thereof shall apply, subject to Section 16.3.4(b) and except that AstraZeneca will have no obligation to reimburse Akcea for [***]; and

(d)          all other provisions would remain in full force and effect without change.

16.4       Accrued Rights; Surviving Provisions of the Agreement.

16.4.1   Subject to Section 16.2.1, termination or expiration of this Agreement (either in its entirety or with respect to one or more countries) for any reason will be without prejudice to any rights that will have accrued to the benefit of any Party prior to such termination or expiration, including any payment obligations accrued as of the date of such termination under Article 11 hereof, and any and all damages or remedies arising from any breach hereunder. Such termination or expiration will not relieve any Party from obligations which are expressly indicated to survive expiration or termination of this Agreement.

16.4.2    The provisions of Section 2.4.1 (with respect to any Eligible Development Expenses incurred prior to the effective date of termination), Section 3.4.1 (with respect to any Eligible Commercialization Expenses and Eligible Medical Affairs Expenses incurred prior to the effective date of termination), Section 5.3.2, Section 7.1, Section 7.3 (except for the first sentence), Section 8.5, Section 8.7 (only in the event of expiration of this Agreement), Section 8.8, Section 8.9, Section 11.5.2 ([***] with respect to amounts that accrued prior to the effective date of termination), Section 11.5.3 (for final accounting), Section 11.7 (for final accounting), Section 11.10 (with respect to any Other Operating Expenses incurred prior to the effective date of termination), Section 11.11.2, Section 11.11.3, Section 11.12, Section 11.13, Section 11.14, Section 11.15, Section 12.1, Section 12.2.1(c), Section 12.2.2 (solely with respect to Joint Program Patent Rights), Section 14.1 through Section 14.4 (for purposes of Article 15), Section 14.5, Section 16.3, and Section 16.4 and Article 13 (other than Section 13.5), Article 15, and Article 17 (other than Section 17.11) will survive the termination of this Agreement or expiration of this Agreement for any reason, in accordance with their respective terms and conditions, and for the duration stated, and where no duration is stated, will survive indefinitely.

ARTICLE 17
MISCELLANEOUS

17.1       Dispute Resolution.

17.1.1   Resolution by Senior Officers. The Parties will seek to settle amicably any and all disputes, controversies or claims arising out of or in connection with this Agreement. Any dispute between the Parties will be promptly presented to the Senior Officers, or their respective designees, for resolution. Such Senior Officers, or their respective designees, will meet in-person or by teleconference as soon as reasonably possible thereafter, and use their good faith efforts to mutually agree upon the resolution of the dispute, controversy or claim.

17.1.2    Request for Arbitration. If after negotiating in good faith pursuant to Section 17.1.1 the Parties fail after good faith discussions undertaken within reasonable promptness, to reach an amicable agreement within [***], then either Party may upon written notice to the other submit to binding arbitration pursuant to Section 17.1.3; provided that, except as set forth in Section 6.6.5(g), any dispute within the JSC’s decision-making authority whether or not resolved by the Senior Officers will not be subject to arbitration. No statements made by either Party during such discussions will be used by the other Party or admissible in arbitration or any other subsequent proceeding for resolving the dispute.

17.1.3    Arbitration.

(a)         Subject to Section 17.2, any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination or validity thereof, including any claim of inducement of this Agreement by fraud or otherwise, not resolved under the provisions of Section 17.1.2, will be resolved by final and binding arbitration conducted in accordance with the terms of this Section 17.1.3. The arbitration will be held in New York, New York, USA according to Rules of Arbitration of the ICC. The arbitration will be conducted by a panel of three arbitrators with significant experience in the pharmaceutical industry, unless otherwise agreed by the Parties, appointed in accordance with applicable ICC rules. Any arbitration herewith will be conducted in the English language to the maximum extent possible. The arbitrators will render a written decision no later than [***] following the selection of the arbitrators, including a basis for any damages awarded and a statement of how the damages were calculated. Any award will be promptly paid in U.S. dollars free of any tax, deduction or offset. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 17.1.3. With respect to money damages, nothing contained herein will be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages, except in the case of breach of Article 13. By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages, except in the case of breach of Article 13. Each Party will pay its legal fees and costs related to the arbitration (including witness and expert fees). Judgment on the award so rendered will be final and may be entered in any court having jurisdiction thereof.

(b)          EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY. EACH PARTY HERETO WAIVES ANY CLAIM FOR ATTORNEYS’ FEES AND COSTS AND PREJUDGMENT INTEREST FROM THE OTHER.

17.1.4    Court Actions. Nothing contained in this Agreement will deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing dispute resolution discussions or arbitration proceeding. In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of patents or other proprietary or intellectual property rights, and no such claim will be subject to arbitration pursuant to Section 17.1.2.

17.2      Governing Law; Jurisdiction; Equitable Relief; Losses; Remedies.

17.2.1    This Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York, USA, without reference to any rules of conflicts of laws. For clarification, subject to Section 12.1.2(d), any dispute relating to the scope, validity, enforceability or infringement of any Patent Rights will be governed by and construed and enforced in accordance with the patent laws of the applicable jurisdiction.

17.2.2    Each Party acknowledges and agrees that the restrictions set forth in Section 5.2, Section 8.6, Section 9.2, Section 16.3.3 and Article 13 are reasonable and necessary to protect the legitimate interests of the other Party and that the other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any of these provisions will result in irreparable injury to the other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of Section 5.2, Section 8.6, Section 9.2, Section 16.3.3 or Article 13, each Party will be authorized and entitled to obtain from any court of competent jurisdiction equitable relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights will be cumulative and in addition to any other rights or remedies to which such Party may be entitled in law or equity. Each Party agrees to waive any requirement that the other Party (a) post a bond or other security as a condition for obtaining any such relief, and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 17.2.2 is intended, or should be construed, to limit a Party’s rights to equitable relief or any other remedy for a breach of any other provision of this Agreement. Except for (i) the offsets and credits explicitly set forth in Section 2.4.1(b)(ii), Section 2.4.1(b)(iii), Section 2.5.4, and Section 11.11.3(c), (ii) any amount awarded to be paid by one Party to the other by the panel of arbitrators in a final and binding arbitration proceeding adjudicated under Section 17.1.3 and (iii) any offset of undisputed but unpaid amounts under this Agreement, neither Party will have the right to set off any amount it is owed or believes it is owed against payments due or payable to the other Party under this Agreement.

17.2.3    Neither Party will be entitled to recover any Losses relating to any matter arising under one provision of this Agreement to the extent that such Party has already recovered Losses with respect to such matter pursuant to other provisions of this Agreement (including recoveries under Section 15.1 or Section 15.2).

17.2.4    Any provisions of this Agreement that describe a payment as non-refundable shall be without prejudice to either Party’s right to bring a claim for breach of this Agreement, misrepresentation or any other claim permissible under applicable Laws, including seeking recovery of payments made and damages for loss.

17.3       Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other, which will not be unreasonably withheld, delayed or conditioned, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, without the other Party’s consent, to any of its Affiliates, to any purchaser of all or substantially all of its assets to which this Agreement or relevant part relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction; provided that, if a Party transfers or assigns this Agreement (or any part hereof) to [***], then such transferring Party (or such Affiliate) (“Transferring Party”), will [***]. Any purported assignment or transfer made in contravention of this Section 17.3 will be null and void.

To the extent the Non-Transferring Party utilizes a [***] in any year, the Non-Transferring Party will [***] to the Transferring Party [***]. To assist the Transferring Party in determining when a [***] the Non-Transferring Party pursuant to the foregoing sentence, beginning with the first annual tax return for the year in which the Transferring Party [***] under this Section 17.3, and each year thereafter (including, for clarity, all years in which the Non-Transferring Party utilizes [***], the Non-Transferring Party will provide the Transferring Party with the Non-Transferring Party’s annual tax returns (federal and state) and, in years in which the Non-Transferring Party utilizes [***], supporting documentation for such [***].

17.4       Performance by Affiliates. Notwithstanding anything to the contrary set forth herein, each Party will have the right to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

17.5       Force Majeure. Neither Party will be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation (other than a payment obligation) of this Agreement to the extent such failure or delay is due to force majeure. For purposes of this Agreement, “Force Majeure” is defined as any cause beyond the reasonable control of the affected Party and without the fault or negligence of such Party, which may include acts of God; material changes in Law; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; pandemic; quarantine; and failure of public utilities or common carriers. The Parties agree the effects of the COVID-19 pandemic that is ongoing as of the Execution Date (including related government orders) may be invoked as a Force Majeure for the purposes of this Agreement even though the pandemic is ongoing to the extent those effects are not reasonably foreseeable by the Parties as of the Execution Date. Notwithstanding the foregoing, a Party will not be excused from making payments owed hereunder due to any Force Majeure circumstances affecting such Party. In the case of a Force Majeure, the Party affected by such Force Majeure will immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice will thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of [***], after which time the Parties will promptly meet to discuss in good faith how to best proceed in a manner that maintains and abides by the Agreement. To the extent possible, the Party affected by such Force Majeure will use reasonable efforts to minimize the duration of any Force Majeure.

17.6       Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested) or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to AstraZeneca,

addressed to:                      AstraZeneca AB
SE-431 83 Mölndal
Sweden
Attention: Legal Department
with a copy to (which shall not constitute notice):

AstraZeneca AB
SE-431 83 Mölndal
Sweden
Attention: Alliance and Integration Management
If to Akcea,

addressed to:                      Akcea Therapeutics, Inc.
c/o Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: Chief Executive Officer
Telephone: [***]
with a copy to (which shall not constitute notice):

Akcea Therapeutics, Inc.
c/o Ionis Pharmaceuticals, Inc.
2855 Gazelle Court
Carlsbad, CA 92010
Attention: General Counsel
Telephone: [***]
Email: [***]
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Attention: Marc Rubenstein
Telephone: 617-951-7826
Email: marc.rubenstein@ropesgray.com
or to such other address for such Party as it will have specified by like notice to the other Party, provided that notices of a change of address will be effective only upon receipt thereof. If delivered personally, then the date of delivery will be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, then the date of delivery will be deemed to be the next Business Day after such notice or request was deposited with such service. If sent by certified mail, then the date of delivery will be deemed to be the third Business Day after such notice or request was deposited with the U.S. Postal Service. It is understood and agreed that this Section is not intended to govern the day to day business communications necessary between the parties in performing their duties, in due course, under the terms and conditions of this Agreement.

17.7           Export Clause. Each Party acknowledges that the Laws of the United States restrict the export and re-export of commodities and technical data of United States origin. Each Party agrees that it will not export or re-export restricted commodities or the technical data of the other Party in any form without the appropriate United States and foreign government licenses.

17.8          Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver of such condition or term or of another condition or term except to the extent set forth in writing.

17.9            Severability. If any provision hereof should be invalid, illegal or unenforceable in any jurisdiction, then the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction.

17.10          Parent Guaranty.

     17.10.1       Ionis hereby unconditionally, absolutely and irrevocably guarantees, as a primary obligor and not merely as surety, the due and punctual payment and performance of all obligations of Akcea under this Agreement (the “Akcea Obligations”). Ionis agrees that the Akcea Obligations may be extended, modified or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, modification or renewal of any Akcea Obligation. The obligations of Ionis under this Section 17.10 shall not be affected by (a) the failure of AstraZeneca to assert any claim or demand or to enforce any right or remedy against Akcea under the provisions of this Agreement or otherwise; or (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any other agreement or instrument. Ionis further agrees that its guarantee constitutes a guarantee of payment and performance when due and not of collection and waives any right to require that any resort be had by AstraZeneca to Akcea or to any other guarantee for any security held for payment or performance of the Akcea Obligations. This guarantee shall not be subject to any termination for any reason.

    17.10.2        Ionis and Akcea acknowledge and agree that the Ionis/Akcea Agreement shall be subordinate to the provisions of this Agreement, and to the extent any provisions of the Ionis/Akcea Agreement are inconsistent with this Agreement or would impose an additional obligation on, or in any way limit or restrict a right of, AstraZeneca under this Agreement, the terms and conditions of this Agreement shall control, and except for its ownership of all right, title and interest in and to the Licensed Technology, solely for the Territory and solely for the benefit of AstraZeneca, Ionis hereby waives any and all rights it may have under the Ionis/Akcea Agreement that are inconsistent with this Agreement or that would impose an additional obligation on, or in any way limit or restrict a right of, AstraZeneca under this Agreement. Any notice or communication made under this Agreement to or from Akcea shall be deemed to be a notice or communication made to or from Ionis.

17.11          Change of Control. If there is a Change of Control of Akcea after the Execution Date, then the following provisions will apply:

    17.11.1        Akcea (or its Acquirer) shall provide AstraZeneca with written notice of such Change of Control of Akcea within [***] following the signing date and the closing date of such transaction.

    17.11.2     If the Acquirer is Developing or Commercializing a product for an Initial Indication or for any other Indication for which AstraZeneca is Developing or Commercializing the Licensed Product hereunder, then, upon AstraZeneca’s request, Akcea and its Acquirer shall establish reasonable procedures, including firewalls between the teams responsible for such product and the teams responsible for the Licensed Product (other than members of senior management of the Acquirer responsible for overall product portfolio management), to prevent the use of any Confidential Information of AstraZeneca or any Patent Rights or Know-How that are subject to a license grant under this Agreement from being used by the Acquirer or its Affiliates in connection with the Development or Commercialization of such product.

     17.11.3       If Akcea has not exercised its Opt-Out Right, then AstraZeneca shall [***] and within [***] of the public announcement of the completion of such Change of Control, AstraZeneca shall have the right, by written notice to Akcea, to elect one of the following (and AstraZeneca will be deemed to have elected the effect of clause (a) at the end of such [***] period if it does not otherwise notify Akcea during such [***] period): (a) [***], or (b) [***]; provided that, [***].  For clarity, if Akcea [***].

17.12          Entire Agreement; Amendments. This Agreement (including the attached Appendices, Exhibits and Schedules) sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties regarding the subject matter hereof and supersedes and terminates all prior agreements and understanding between the Parties regarding the subject matter hereof. In particular, and without limitation, this Agreement supersedes and replaces any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Execution Date. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties regarding the subject matter hereof other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.

17.13        Independent Contractors. Nothing herein will be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor with respect to the other Party. Neither Party will assume, either directly or indirectly, any liability of or for the other Party. Neither Party will have the authority to bind or obligate the other Party and neither Party will represent that it has such authority.

17.14          Headings; Construction; Interpretation. Headings and any table of contents used herein are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement. The terms and conditions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and conditions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of Law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. Any reference in this Agreement to this “Agreement” includes the Schedules and Exhibits hereto, the Development Plan and Budget, the U.S. Medical Affairs Plan and Budget, the U.S. Commercialization Plan and Budget and the ROW Commercialization Plan, all of which are incorporated by reference into and constitute a part of this Agreement. Except where explicitly provided, any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Appendix will be deemed to be a reference to any Article, Section, subsection, paragraph, clause, Schedule or Appendix, of or to, as the case may be, this Agreement. Except where the context otherwise requires, (a) any definition of or reference to any agreement, instrument or other document refers to such agreement, instrument other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Law includes all rules and regulations thereunder and any successor Law, in each case as from time to time enacted, repealed or amended, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, (d) the words “include,” “includes,” “including” will be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import, (e) words in the singular or plural form include the plural and singular form, respectively, (f) references to any gender refer to each gender, (g) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, (h) the words “will” and “shall” shall have the same meaning and shall be understood to be imperative or mandatory in nature, (i) the word “or” has the inclusive meaning represented by the phrase “and/or”, (j) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein will be interpreted in a correlative manner, (k) references to a number of days, unless otherwise specified, refers to calendar days, (l) use of the term “Licensed Compound” and “Licensed Product” shall not be deemed to limit any rights of AstraZeneca with respect to all Licensed Compounds and all Licensed Products and (m) the words “costs” and “expenses” shall have the same meaning.

17.15        Further Actions. Each Party will execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

17.16        Parties in Interest. All of the terms and provisions of this Agreement will be binding upon, and will inure to the benefit of and be enforceable by the Parties hereto and their respective successors, heirs, administrators and permitted assigns.

17.17      Counterparts. This Agreement may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies from separate computers or printers. Facsimile signatures and signatures transmitted via PDF will be treated as original signatures.

[Signature page to follow]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Execution Date.

Akcea Therapeutics, Inc.

By:	/s/ Brett Monia
Name:Brett Monia
Title:President

AstraZeneca AB (publ)

By:	/s/ Elisabeth Bjӧrk
Name: Elisabeth Björk
Title: Senior Vice President, Late CVRM

With respect to Article 14 and Section 17.10 only:
Ionis Pharmaceuticals, Inc.

By:	/s/ Brett Monia
Name: Brett Monia
Title: Chief Executive Officer

[Signature Page to Collaboration and License Agreement]

Appendix 1

Definitions

For purposes of this Agreement, the following terms will have the meanings set forth below:

1.1          “Accounting Standards” means, with respect to a Party, IFRS or GAAP, as applicable, as generally and consistently applied throughout a Party’s organization.

1.2          “Acquirer” has the meaning set forth in the definition of “Change of Control”.

1.3          “Additional Core IP” means Third Party intellectual property that is necessary to Exploit the Licensed Compound as it is being clinically Developed on the Execution Date and relates generally to the same class of oligonucleotides as eplontersen, including [***] Conjugate Technology.

1.4          “Additional Development” has the meaning set forth in Section 2.5.1.

1.5          “Additional Development Proposal” has the meaning set forth in Section 2.5.1.

1.6          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with a Party to this Agreement at the applicable time. A Person will be deemed to “control” another Person if it (a) owns, directly or indirectly, beneficially or legally, at least 50% of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of such other Person. For clarity, Ionis is an Affiliate of Akcea.

1.7          “Agreement” has the meaning set forth in the Preamble of this Agreement.

1.8          “Akcea” has the meaning set forth in the Preamble of this Agreement.

1.9          “Akcea Core Technology IP” means the Akcea Core Technology Know-How and the Akcea Core Technology Patent Rights, including, for the avoidance of doubt, any Additional Core IP that Akcea (or its Affiliate) has obtained a license to under Section 11.8.3(a).

1.10        “Akcea Core Technology Know-How” means all Know-How, other than Joint Know-How, Controlled by Akcea or its Affiliates on the Execution Date or at any time prior to the end of the Term that (a) is necessary or reasonably useful to Exploit the Licensed Compound or the Licensed Product, and (b) relates generally to oligonucleotides, including Conjugate Technology, in each case other than Akcea Product-Specific Know-How or Akcea Manufacturing and Analytical Know-How.

1.11       “Akcea Core Technology Patent Rights” means all Patent Rights, other than Joint Patent Rights, Controlled by Akcea or its Affiliates on the Execution Date or at any time prior to the end of the Term that (a) are necessary or reasonably useful to Exploit the Licensed Compound or the Licensed Product, and (b) claim subject matter generally applicable to oligonucleotides, including Conjugate Technology, in each case other than Akcea Product-Specific Patent Rights or Akcea Manufacturing Patent Rights. The Akcea Core Technology Patent Rights as of the Execution Date are set forth on Schedule 1.11 attached hereto; provided that, the Patent Rights set forth on Schedule 1.11 shall be considered Akcea Core Technology Patent Rights whether or not such Patent Rights are otherwise described in clause (a) and (b) of this Section 1.11.

1.12       “Akcea Indemnified Parties” has the meaning set forth in Section 15.1.

1.13        “Akcea Internal ASO Safety Database” has the meaning set forth in Section 4.6.3(a).

1.14       “Akcea Manufacturing and Analytical Know-How” means Know-How, other than Joint Know-How, Controlled by Akcea or its Affiliates on the Execution Date or at any time prior to the end of the Term that relates to the synthesis or analysis of an oligonucleotide, including the Licensed Compound or the Licensed Product, regardless of sequence or chemical modification. Akcea Manufacturing and Analytical Know-How includes Akcea Manufacturing Improvements.

1.15       “Akcea Manufacturing Improvement In-License” has the meaning set forth in Section 5.3.1(b).

1.16       “Akcea Manufacturing Improvements” has the meaning set forth in Section 5.3.1(a).

1.17        “Akcea Manufacturing IP” means the Akcea Manufacturing and Analytical Know-How and the Akcea Manufacturing Patent Rights.

1.18       “Akcea Manufacturing Patent Rights” means all Patent Rights, other than Joint Patent Rights, Controlled by Akcea or its Affiliates on the Execution Date or at any time prior to the end of the Term that claim the synthesis or analysis of an oligonucleotide, including the Licensed Compound or the Licensed Product, regardless of sequence or chemical modification; except Akcea Manufacturing Patent Rights do not include Patent Rights specifically directed to oligonucleotide compounds that specifically modulate expression of TTR via the binding, partially or wholly, of such compound to RNA that encodes TTR (which Patent Rights will be Akcea Product-Specific Patent Rights). Akcea Manufacturing Patent Rights includes Akcea Manufacturing Improvements.  The Akcea Manufacturing Patent Rights as of the Execution Date are set forth on Schedule 1.18 attached hereto.

1.19        “Akcea Obligations” has the meaning set forth in Section 17.10.1.

1.20        “Akcea Patent Rights” means, collectively, the Akcea Core Technology Patent Rights, the Akcea Manufacturing Patent Rights and the Akcea Product-Specific Patent Rights.

1.21        “Akcea Product-Specific IP” means the Akcea Product-Specific Know-How and the Akcea Product-Specific Patent Rights.

1.22        “Akcea Product-Specific Know-How” means all Know-How, other than Joint Know-How, Controlled by Akcea or its Affiliates on the Execution Date or at any time prior to the end of the Term necessary or reasonably useful to Exploit the Licensed Compound or the Licensed Product, in each case, that specifically relates to (a) the composition of matter of the Licensed Compound or the Licensed Product, or (b) methods of using the Licensed Compound or the Licensed Product as a prophylactic, therapeutic or diagnostic; provided, however, Know-How Controlled by Akcea or any of its Affiliates to the extent (i) consisting of subject matter applicable to oligonucleotide compounds or products in general, or (ii) relating to an oligonucleotide compound that does not specifically modulate expression of TTR via the binding, partially or wholly, of such compound to RNA that encodes TTR, will not be considered Akcea Product-Specific Know-How. Know-How that would otherwise qualify as Akcea Product-Specific Know-How but for clauses (i) or (ii) will be considered Akcea Core Technology Know-How.

1.23       “Akcea Product-Specific Patent Rights” means all Patent Rights, other than Joint Patent Rights, Controlled by Akcea or its Affiliates on the Execution Date or at any time prior to the end of the Term claiming: (a) the specific composition of matter of a Licensed Compound or a Licensed Product, or (b) methods of using a Licensed Compound or a Licensed Product as a prophylactic, therapeutic or diagnostic; except for those Patent Rights set forth on Schedule 1.11, which scheduled Patent Rights will be considered Akcea Core Technology Patent Rights. The Akcea Product-Specific Patent Rights as of the Execution Date are set forth on Schedule 1.23 attached hereto; provided that, the Patent Rights set forth on Schedule 1.23 shall be considered Akcea Product-Specific Patent Rights whether or not such Patent Rights are otherwise described in clause (a) or (b) of this Section 1.23.

1.24        “Akcea Program Technology” has the meaning set forth in Section 12.1.2(b).

1.25        “Alliance Manager” has the meaning set forth in Section 6.8.

1.26        “Allowable Overruns” means, on an activity-by-activity basis, any amount that is (a) less than [***]% above the most recent JSC-approved budgeted costs and expenses for the applicable activity for a Calendar Year on a year-to-date basis set forth in any Development Plan and Budget, U.S. Medical Affairs Plan and Budget, or U.S. Commercialization Plan and Budget, as applicable; provided that such amount is not attributable to (i) the breach of this Agreement by the incurring Party or (ii) the gross negligence or willful misconduct of the incurring Party or any of its Affiliates or (b) otherwise approved by the JSC.

1.27        “Antitrust Authorities” means the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice.

1.28        “Antitrust Filings” has the meaning set forth in Section 10.2.1.

1.29       “API” means the bulk active pharmaceutical ingredient manufactured in accordance with cGMP (unless expressly stated otherwise) for a Licensed Product. The quantity of API will be the as-is gross mass of the API after lyophilization (i.e., including such amounts of water, impurities, salt, heavy, metals, etc. within the limits set forth in the API specifications) and before release, retention, stability or characterization samples are removed (if needed).

1.30        “Arbitration Proposal” has the meaning set forth in Schedule 16.3.3(a)(ii).

1.31       “ASO” means a single-stranded or double-stranded oligonucleotide compound, or analog, variant, mimic, or mimetic thereof, having a sequence that is between six and one hundred nucleotides long and is designed to hybridize to a nucleic acid transcript via the binding, partially or wholly, of such compound to such nucleic acid transcript.

1.32        “AstraZeneca” has the meaning set forth in the Preamble of this Agreement.

1.33       “AstraZeneca Indemnified Parties” has the meaning set forth in Section 15.2.

1.34        “AstraZeneca IP” means, collectively, (a) the AstraZeneca Know-How, (b) the AstraZeneca Patent Rights and (c) AstraZeneca’s interest in the Joint Program Technology.

1.35       “AstraZeneca Know-How” means all Know-How, other than Joint Know-How, Controlled by AstraZeneca on the Execution Date or at any time prior to the end of the Term that is necessary to perform Akcea’s U.S. Development Activities, Global Development Activities or Co-Commercialization and Medical Affairs Activities, in each case, as set forth in the Development Plan and Budget, U.S. Commercialization Plan and Budget or U.S. Medical Affairs Plan and Budget, as applicable.

1.36        “AstraZeneca Manufacturing Improvement In-License” has the meaning set forth in Section 5.3.2(b).

1.37        “AstraZeneca Manufacturing Improvements” has the meaning set forth in Section 5.3.2(a).

1.38       “AstraZeneca Patent Rights” means all Patent Rights, other than Joint Patent Rights, Controlled by AstraZeneca on the Execution Date or at any time prior to the end of the Term that is necessary to perform Akcea’s U.S. Development Activities, Global Development Activities or Co-Commercialization and Medical Affairs Activities, in each case, as set forth in the Development Plan and Budget, U.S. Commercialization Plan and Budget or U.S. Medical Affairs Plan and Budget, as applicable.

1.39        “AstraZeneca Program Technology” has the meaning set forth in Section 12.1.2(a).

1.40        “AstraZeneca Prosecuted Patents” has the meaning set forth in Section 12.2.2(b).

1.41        “AstraZeneca Reversion IP” means the AstraZeneca Reversion Know-How and AstraZeneca Reversion Patent Rights.

1.42       “AstraZeneca Reversion Know-How” means all Know-How, other than Joint Know-How, Controlled by AstraZeneca as of the effective date of termination that is necessary or that is actually being used as of the effective date of termination to Exploit the Licensed Compound or the Licensed Product in the applicable Terminated Territory as such Licensed Product is being clinically Developed or Commercialized by AstraZeneca or its Affiliates in the applicable Terminated Territory as of the effective date of termination, but excluding any Know-How that is (a) related to [***], or (b) (i) related to [***], or (ii) [***] as of the effective date of termination to Exploit the Licensed Product as it is being Commercialized by AstraZeneca or its Affiliates in the applicable Terminated Territory as of the effective date of termination.

1.43       “AstraZeneca Reversion Patent Rights” means all Patent Rights, other than Joint Patent Rights, Controlled by AstraZeneca as of the effective date of termination that are necessary or that are actually being used as of the effective date of termination to Exploit the Licensed Compound or the Licensed Product in the applicable Terminated Territory as such Licensed Product is being clinically Developed or Commercialized by AstraZeneca or its Affiliates in the applicable Terminated Territory as of the effective date of termination, but excluding any Patent Right that (a) [***], or (b) (i) claims [***], or (ii) [***] as of the effective date of termination to Exploit the Licensed Product as it is being Commercialized by AstraZeneca or its Affiliates in the applicable Terminated Territory as of the effective date of termination.

1.44       “AstraZeneca Third Party Product-Specific License” has the meaning set forth in Section 11.8.2.

1.45        “Auditor” has the meaning set forth in Section 11.11.3(d).

1.46       “Authorized CMO” has the meaning set forth in Section 8.3.2.

1.47        “Breaching Party” has the meaning set forth in Section 16.2.1(a).

1.48       “Business Day” means any day, other than Saturday, Sunday, or any statutory holiday or bank holiday in the United States or London, England.

1.49      “Calendar Quarter” means a period of three consecutive months corresponding to the Calendar Year commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Closing Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Closing Date and the last Calendar Quarter shall end on the last day of the Term.

1.50       “Calendar Year” means a period of 12 consecutive months corresponding to the Calendar Year commencing on the first day of January, except that the first Calendar Year of the Term shall commence on the Closing Date and end on December 31 of the year in which the Closing Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.51       “Change of Control” means, with respect to a Party (a) the acquisition of beneficial ownership, directly or indirectly, by any Third Party (or group of Third Parties) of securities or other voting interest of such Party (or any controlling Affiliate of such Party) representing 50% or more of the combined voting power of such Party’s (or any controlling Affiliate of such Party’s) then outstanding securities or other voting interests, (b) any merger, reorganization, consolidation or business combination involving such Party (or any controlling Affiliate of such Party) with a Third Party that results in the holders of beneficial ownership (other than by virtue of obtaining irrevocable proxies) of the voting securities or other voting interests of such Party (or any controlling Affiliate of such Party) immediately prior to such merger, reorganization, consolidation or business combination ceasing to hold beneficial ownership of more than 50% of the combined voting power of the surviving entity (or any controlling Affiliate of such Party) immediately after such merger, reorganization, consolidation or business combination, or (c) any sale, lease, exchange, contribution or other transfer to a Third Party (in one transaction or a series of related transactions) of all or substantially all of the assets of such Party (or any controlling Affiliate of such Party) to which this Agreement relates. The acquiring or combining Third Party in any of clause (a), (b) or (c), is referred to herein as the “Acquirer”.

1.52       “Clinical Trial” means any human clinical trial for a product, including (a) a Phase 1 Clinical Trial, Phase 2 Clinical Trial, or Phase 3 Clinical Trial, and (b) any human clinical trial in any country after Regulatory Approval, including (i) clinical trials conducted voluntarily after Regulatory Approval for enhancing marketing or scientific knowledge of an approved Indication, (ii) trials conducted after Regulatory Approval due to a request or requirement of a Regulatory Authority or as a condition of a previously granted Regulatory Approval, and (iii) any REMS/RMP related study after Regulatory Approval.

1.53        “Closing” has the meaning set forth in Section 10.1.

1.54        “Closing Date” has the meaning set forth in Section 10.1.

1.55        “CM” means transthyretin‑mediated amyloid cardiomyopathy. For the avoidance of doubt, CM includes cardiomyopathy of wild-type or hereditary transthyretin-mediated amyloidosis.

1.56        “CMO” means a Third Party primarily engaged in the business of providing contract manufacturing or manufacturing services.

1.57        “Co-Commercialization and Medical Affairs Activities” has the meaning set forth in Section 3.2.2.

1.58       “COGS” means, with respect to a Licensed Product, the standard cost of such Licensed Product calculated as the fully absorbed cost of the Manufacturing Party incurred in the Manufacture of that Licensed Product ready for delivery from such Party, as calculated in a manner consistent with the methodology and internal accounting policies employed by such Party for other products, excluding, unless and until the Opt-Out Date (if any), any costs or expenses included as Eligible Expenses other than COGS.

1.59        “[***]” has the meaning set forth in Section 11.5.2.

1.60        “[***]” means [***].

1.61       “Commercialization” and “Commercialize” means any and all activities undertaken relating to the marketing, obtaining Pricing and Reimbursement Approvals, post-approval commitments, other phase IV studies, promotion (including advertising or detailing), or any other offering for sale or any sale of a product, including any distribution, importation, exportation or transport of a product for sales purposes. “Commercialization” will not include Development or Manufacturing.

1.62        “Commercialization and Medical Affairs Cost Share Notice” has the meaning set forth in Section 3.4.1(b)(i).

1.63        “Commercially Reasonable Efforts” means:

(a)
with respect to AstraZeneca, efforts to achieve an objective under this Agreement, including Development and Commercialization objectives, that are not less than the [***], to other compounds and products of similar commercial potential and in a similar commercial space at a similar stage in its lifecycle, taking into consideration relative safety and efficacy, product profile, the competitiveness of the marketplace, market potential, the relative profitability of the product (including pricing and reimbursement status) and other relevant factors, including technical, legal, scientific and medical factors, and

(b)
with respect to Akcea, efforts to achieve an objective under this Agreement, including Development and Commercialization objectives, that are not less than the [***] to other compounds and products of similar commercial potential and in a similar commercial space at a similar stage in its lifecycle, taking into consideration relative safety and efficacy, product profile, the competitiveness of the marketplace, market potential, the relative profitability of the product (including pricing and reimbursement status) and other relevant factors, including technical, legal, scientific and medical factors.

With respect to an activity that is subcontracted by either AstraZeneca or Akcea, “Commercially Reasonable Efforts” means the exercise of such care and the dedication of such efforts with respect to: the selection of a subcontractor, the entry into the subcontract with such subcontractor, and the management of such subcontract (including, if applicable, the enforcement thereof), as are commercially reasonable. “Commercially Reasonable Efforts” will be determined on a country-by-country basis in the relevant countries, and activities that are or are not conducted in one country or factors that stem from one country, in each case, that have an effect on achieving the relevant objective in another country will be considered in determining whether Commercially Reasonable Efforts have been applied in such other country.

1.64        “Competitive Infringement” has the meaning set forth in Section 12.4.

1.65        “Competitive Oligo” means a pharmaceutical or biological product that comprises an ASO and is designed to bind to the RNA of TTR and reduce or block the production of the TTR protein.

1.66       “Complete,” “Completed,” or “Completion” means, with respect to a Clinical Trial, the point in time at which database lock for such trial has occurred and the primary and secondary endpoints and key safety data (including tables, listings and figures generated based on that database lock) for such trial are available.

1.67        “Compulsory Sublicensee” has the meaning set forth in Section 11.6.2(c).

1.68        “Confidential Information” has the meaning set forth in Section 13.1.

1.69       “Conjugate Technology” means chemistry that is attached to an ASO and designed to enhance targeting or uptake of antisense drugs to specific tissues and cells. Conjugate Technology includes N-acetylgalactosamine (GalNAc) ligand conjugates capable of binding to the asialoglycoprotein receptor (ASGP-R) and enhancing the targeting or uptake of antisense drugs to the liver.

1.70        “Continuing Party” has the meaning set forth in Section 12.2.1(c).

1.71       “Control” or “Controlled” means, with respect to a Party and any intellectual property right or other intangible property, the possession by such Party of the ability to grant a license or sublicense hereunder without violating the terms of any agreement with any Third Party. Notwithstanding anything in this Agreement to the contrary, a Party will be deemed to not Control any intellectual property that is owned or controlled by an Acquirer or such Acquirer’s Affiliates (other than the Change of Control Party and any Affiliate of such Party prior to the Change of Control and any successor entity to the Change of Control Party or any such Affiliates thereof (each, a “Party Affiliate”)), (a) prior to the closing of such Change of Control, except to the extent that any such intellectual property (i) was developed prior to such Change of Control through the use of any intellectual property of a Party Affiliate or any Confidential Information of the other Party or (ii) is used by or on behalf of such Party or any of its Affiliates in performing its obligations under this Agreement, or (b) after such Change of Control, to the extent that such intellectual property (i) is developed or conceived by such Third Party or its Affiliates (other than a Party Affiliate) after such Change of Control without using or incorporating any intellectual property of a Party Affiliate or any Confidential Information of the other Party, (ii) is not used by or on behalf of such Party or any of its Affiliates in performing its obligations under this Agreement, and (iii) is not incorporated into any Licensed Compound or Licensed Product.

1.72        “Cost Sharing Cap” has the meaning set forth in Section 3.2.3(b).

1.73       “Cover” or “Covered” or “Covering” means, with respect to a Patent Right and a Licensed Product, that, but for ownership of or rights granted to a Person under such Patent Right the act of making, using, or selling of such Licensed Product by such Person would infringe a Valid Claim included in such Patent Right, or in the case of a Patent Right that is a patent application, would infringe a Valid Claim in such patent application if it were to issue as a patent.

1.74        “CSO” means a Third Party primarily engaged in contract sales services with respect to pharmaceutical products, including marketing, sales promotion activities, and related training.

1.75        “Cure Period” has the meaning set forth in Section 16.2.1(a).

1.76        “Current Year Percentage Cap” means [***]%.

1.77        “Declining Party” has the meaning set forth in Section 12.2.1(c).

1.78        “Default Notice” has the meaning set forth in Section 16.2.1(a).

1.79       “Develop” or “Development” means research, including pre-clinical and clinical research and development activities, including drug metabolism and pharmacokinetics, translational research, toxicology, pharmacology toxicology studies, statistical analysis and report writing, formulation development and optimization, Clinical Trials, regulatory affairs (including preparation for a Regulatory Approval Application submission and other submission-related activities), product approval and registration activities, and all activities necessary for obtaining and maintaining Regulatory Approvals, and fulfilling all regulatory obligations, excluding post-approval commitments and other phase IV studies. “Development” will not include Commercialization or Manufacturing.

1.80        “Development Cost Share Notice” has the meaning set forth in Section 2.4.1(b)(i).

1.81        “Development Plan and Budget” has the meaning set forth in Section 2.2.1.

1.82        “Device” has the meaning set forth in the definition of “Net Sales”.

1.83        “Disclosing Party” has the meaning set forth in Section 13.1.

1.84        “Dollars” or “$” means the legal tender of the United States.

1.85       “Eligible Commercialization Expenses” means all FTE Costs and Out‑of‑Pocket Costs incurred by or on behalf of a Party or its Affiliates after the Closing Date that are, unless specifically stated otherwise, reasonably allocable to Commercialization activities for the Licensed Product in the U.S. (including Manufacturing in support thereof) after the Closing Date and prior to the Opt-Out Date, in each case, to the extent such activities are in furtherance of the objectives set forth in the U.S. Commercialization Plan and Budget and, except with respect to clause (f), such costs are consistent with the U.S. Commercialization Plan and Budget, plus Allowable Overruns, but expressly excluding Non-Reimbursable Expenses.  Subject to the foregoing, Eligible Commercialization Expenses includes the following:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***]; and

(g)
any other categories of expenses expressly identified in the U.S. Commercialization Plan and Budget (provided that, in the event of a conflict regarding a category of expenses to be included in the U.S. Commercialization Plan and Budget and any provision of this Agreement that specifies that such category of expenses will be treated in a different manner (including, for example, by treating such category of expenses as included in Eligible Development Expenses), then the provisions of this Agreement shall control unless the U.S. Commercialization Plan and Budget expressly states that it is intended to override such provision of this Agreement);

If any FTE Cost, Out-of-Pocket Cost, or other cost or expense is included in more than one category of Eligible Commercialization Expenses set forth above, then such cost or expense will only be counted once (i.e., as an Eligible Commercialization Expense with respect to only one such category). No FTE Cost, Out-of-Pocket Cost, or other cost or expense included as an Eligible Commercialization Expense will also be included as an Eligible Development Expense, an Eligible Medical Affairs Expense, or an Other Operating Expense.

1.86       “Eligible Development Expenses” means all FTE Costs and Out-of-Pocket Costs incurred by or on behalf of a Party or its Affiliates after the Closing Date (except with respect to clause (c) which may include FTE Costs and Out-of-Pocket Costs incurred by or on behalf of a Party or its Affiliates before the Closing Date) that are, unless specifically stated otherwise, reasonably allocable to Development of the Licensed Product (including Manufacturing in support thereof) after the Closing Date and, except with respect to Section 3.6.2(a)(i), prior to the Opt-Out Date, in each case, to the extent such activities are in furtherance of the objectives set forth in the Development Plan and Budget and such costs are consistent with the Development Plan and Budget, plus Allowable Overruns, but expressly excluding Non-Reimbursable Expenses.  Subject to the foregoing, Eligible Development Expenses includes:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***]; and

(g)
any other categories of expenses expressly identified in the Development Plan and Budget (provided that, in the event of a conflict regarding a category of expenses to be included in the Development Plan and Budget and any provision of this Agreement that specifies that such category of expenses will be treated in a different manner (including, for example, by treating such category of expenses as included in Eligible Commercialization Expenses), then the provisions of this Agreement shall control unless the Development Plan and Budget expressly states that it is intended to override such provision of this Agreement);

If any FTE Cost, Out-of-Pocket Cost, or other cost or expense is included in more than one category of Eligible Development Expenses above, then such cost or expense will only be counted once. No expense included as an Eligible Development Expense will also be included as an Eligible Commercialization Expense, an Eligible Medical Affairs Expense, or an Other Operating Expense. Eligible Development Expenses will not include any FTE Cost, Out-of-Pocket Cost, or other cost or expense associated with the Manufacture of the Licensed Product for commercial sale.

1.87        “Eligible Expenses” means Eligible Development Expenses, Eligible Commercialization Expenses, Eligible Medical Affairs Expenses and Other Operating Expenses.

1.88        “Eligible Medical Affairs Expenses” means all FTE Costs and Out-of-Pocket Costs incurred by or on behalf of a Party or its Affiliates after the Closing Date that are, unless specifically stated otherwise, reasonably allocable to Medical Affairs activities for the Licensed Product in the U.S. after the Closing Date and prior to the Opt-Out Date, in each case, to the extent such activities are in furtherance of the objectives set forth in the U.S. Medical Affairs Plan and Budget and such costs are consistent with the U.S. Medical Affairs Plan and Budget, plus Allowable Overruns, but expressly excluding Non-Reimbursable Expenses.  Subject to the foregoing, Eligible Medical Affairs Expenses includes:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***]; and

(f)
any other categories of expenses expressly identified in the U.S. Medical Affairs Plan and Budget (provided that, in the event of a conflict regarding a category of expenses to be included in the U.S. Medical Affairs Plan and Budget and any provision of this Agreement that specifies that such category of expenses will be treated in a different manner (including, for example, by treating such category of expenses as included in Eligible Commercialization Expenses), then the provisions of this Agreement shall control unless the U.S. Medical Affairs Plan and Budget expressly states that it is intended to override such provision of this Agreement);

If any FTE Cost, Out-of-Pocket Cost, or other cost or expense is included in more than one category of Eligible Medical Affairs Expenses set forth above, then such cost or expense will only be counted once (i.e., as an Eligible Medical Affairs Expenses with respect to only one such category). No expense included as an Eligible Medical Affairs Expense will also be included as an Eligible Development Expense, Eligible Commercialization Expense, or an Other Operating Expense.

1.89        “EMA” means the European Medicines Agency, and any successor entity thereto.

1.90        “EU” means the member countries of the European Union as of the Execution Date. Notwithstanding the foregoing, the EU will be deemed to include the United Kingdom.

1.91        “Exchange Rate” has the meaning set forth in Section 11.14.

1.92        “Exclusivity Period” has the meaning set forth in Section 9.2.

1.93        “Execution Date” has the meaning set forth in the Preamble of this Agreement.

1.94        “Existing In-License Agreements” means those Akcea in-license agreements set forth on Schedule 1.94 attached hereto.

1.95        “Exploit” or “Exploitation” means to make, have made, export, have exported, import, have imported, use, have used, sell, have sold, offer for sale, Develop, have Developed, Manufacture, have Manufactured, Commercialize, have Commercialized and otherwise exploit and have exploited.

1.96        “FDA” means the U.S. Food and Drug Administration, and any successor entity thereto.

1.97        “Field” means all human and non-human diagnostic, prophylactic and therapeutic uses.

1.98       “First Commercial Sale” means the first sale of the Licensed Product by AstraZeneca, its Affiliate or Sublicensee to a Third Party in a particular country in the Territory after Regulatory Approval (other than Pricing and Reimbursement Approvals) of such Licensed Product has been obtained in such country.

1.99        “First Opt-Out Period” has the meaning set forth in Section 3.6.1.

1.100      “Force Majeure” has the meaning set forth in Section 17.5.

1.101      “FTE” means the efforts of one or more employees of a Party (or its Affiliate) equivalent to the efforts of one full-time employee for one year, or in the case of less than a full-time dedicated person, a full-time equivalent person-year, in each case, based upon a total of 1,710 hours per year of work; provided that any such employee who devotes fewer than 1,710 hours per year under this Agreement shall be treated as an FTE on a pro rata basis based on the number of hours worked under this Agreement (based on such Party’s internal tracking processes) divided by 1,710.

1.102      “FTE Costs” means the product of the number of FTEs and the FTE Rate.

1.103     “FTE Rate” means [***] per FTE for the period commencing on the Closing Date and ending December 31, 2022. On January 1, 2023 and on January 1st of each subsequent Calendar Year, the foregoing rate will be adjusted for the Calendar Year then commencing by the [***]; provided, however, that in no event will such adjustment result in an FTE Rate less than [***]. As used in this Section 1.103, [***].

1.104     “Future In-License Agreement” means any agreement between Akcea or its Affiliate, on the one hand, and a Third Party, on the other hand, that is entered into after the Execution Date and pursuant to which Akcea acquires Control of any Licensed Technology.

1.105      “GAAP” means United States generally accepted accounting principles consistently applied.

1.106      “Generic Intrusion” means, with respect to a Licensed Product in a particular country in the Territory (the “Reference Product”), when the Generic Products have, in the aggregate, achieved more than [***]% of the market share in such country by unit volume (based on data provided by IQVIA or another reliable Third Party data source mutually agreed by the Parties) of combined unit sales of the Reference Product and all Generic Products.

1.107      “Generic Product” means, with respect to the Reference Product in a particular country in the Territory, any pharmaceutical product sold by a Third Party that is not authorized by AstraZeneca (other than through a Settlement Sublicense) that:

(a)
(i) contains the same active pharmaceutical ingredient as the Reference Product, and (ii) is approved in reliance, in whole or in part, on a prior Regulatory Approval of the Reference Product (or data submitted in support of such Regulatory Approval); or

(b)
(i) is approved in reliance, in whole or in part, on a prior Regulatory Approval of the Reference Product (or data submitted in support of such Regulatory Approval) and (ii) is determined by the applicable Regulatory Authority to be substitutable for the Reference Product.

1.108      “Global Development Activities” has the meaning set forth in Section 2.4.1.

1.109     “Good Clinical Practices” or “cGCP” means the then-current standards, practices, procedures and regulatory requirements promulgated or endorsed by the FDA and its applicable foreign counterparts, including the guidelines adopted by the ICH, titled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance”.

1.110     “Good Laboratory Practices” or “cGLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58, and such comparable regulatory standards in those applicable jurisdictions outside of the United States.

1.111      “Good Manufacturing Practices” or “cGMP” means the then-current good manufacturing practices and standards promulgated or endorsed by the FDA, as provided for in the Current Good Manufacturing Practice Regulations of the U.S. Code of Federal Regulations Title 21 (21 C.F.R. §§210 and 211), and such comparable regulatory standards in those applicable jurisdictions outside of the United States, including the guidelines adopted by the ICH, titled, “Good Manufacturing Practice Guide for Active Ingredients, Q7”.

1.112     “Government Official” means: (a) any elected or appointed government official (e.g., a member of a ministry of health), (b) any employee or person acting for or on behalf of a government official, agency, or enterprise performing a governmental function, (c) any political party officer, employee, or person acting for or on behalf of a political party or candidate for public office, (d) an employee or person acting for or on behalf of a public international organization, or (e) any person otherwise categorized as a government official under local Law. As used herein, “government” is meant to include all levels and subdivisions of non-U.S. governments (i.e., local, regional, or national and administrative, legislative, or executive).

1.113      “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

1.114      “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

1.115      “HSR Clearance” has the meaning set forth in Section 10.1.

1.116      “ICH” means the International Council for Harmonization.

1.117     “IFRS” means international financial reporting standards, consistently applied.

1.118      “In-License Agreement” means (a) any Existing In-License Agreement, and (b) any Future In-License Agreement, in each case of (a) and (b), as amended from time to time.

1.119      “Inbound Licensor” means any Third Party licensor under any of the In-License Agreements.

1.120      “Included FTE Costs and Expenses” means the sum of (a) [***], (b) [***] and (c) [***], in each case ((a), (b) and (c)), (i) [***], and (ii) except as may be specifically agreed otherwise as an item included in the budget in the then-current Development Plan and Budget, U.S. Commercialization Plan and Budget or U.S. Medical Affairs Plan and Budget, as applicable.

1.121     “IND” means an investigational new drug application submitted to the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND will include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries.

1.122      “Indemnification Claim Notice” has the meaning set forth in Section 15.4.1.

1.123      “Indemnified Party” has the meaning set forth in Section 15.4.1.

1.124     “Indication” means a primary sickness or medical condition or any interruption, cessation or disorder of a particular bodily function, system or organ (each a “disease”) requiring a separate Phase 3 Clinical Trial to obtain Regulatory Approval to market and sell the Licensed Product for such disease, and will include sub-types of the same disease and pediatric populations of the same disease (i.e., such sub-types and pediatric populations shall be part of the same Indication and shall not be treated as a separate Indication).

1.125      “Indirect Taxes” means value added taxes, sales taxes, consumption taxes and other similar taxes required by applicable Law to be disclosed on the invoice.

1.126      “Initial Indication” means, with respect to the Licensed Product, each of (a) PN and (b) CM.

1.127     “Inotersen” means the compound having the following sequence and chemistry: 5′-MeUMeCMeUMeUGGTTAMeCATGAAAMeUMeCMeCMeC- 3.′ The underlined residues are 2’-O-(2-methoxyethyl) nucleosides (2’-MOE nucleosides). The residues are arranged so that there are five 2’-MOE nucleosides at the 5′ and 3′-ends of the molecule flanking a gap of ten 2′-deoxynucleosides. The cytosine and uracil bases are methylated at the 5-position. MeU and T have the same nucleobase structure and the choice for the symbol depends on whether the sugar is 2′-deoxy-D-ribose or D-ribose. Each of the 19 internucleoside linkages is a phosphorothioate linkage. Inotersen does not include any product containing Conjugate Technology.

1.128     “Inotersen Product” means any pharmaceutical preparation that (a) contains Inotersen as an active pharmaceutical ingredient and (b) does not contain any other ASO that is designed to bind to the RNA of TTR and reduce or block the production of the TTR protein.

1.129     “Interim U.S. Commercialization Plan and Budget” has the meaning set forth in Section 3.2.1(a).

1.130      “Interim U.S. Medical Affairs Plan and Budget” has the meaning set forth in Section 3.2.2(a).

1.131      “Ionis” has the meaning set forth in the Preamble of this Agreement.

1.132      “Ionis/Akcea Agreement” has the meaning set forth in the Recitals of this Agreement.

1.133     “Joint Commercialization and Medical Committee” or “JCMC” has the meaning set forth in Section 6.4.1.

1.134      “Joint Development Committee” or “JDC” has the meaning set forth in Section 6.3.1.

1.135      “Joint Know-How” has the meaning set forth in Section 12.1.2(c).

1.136      “Joint Patent Rights” has the meaning set forth in Section 12.1.2(c).

1.137      “Joint Program Technology” has the meaning set forth in Section 12.1.2(c).

1.138      “Joint Steering Committee” or “JSC” has the meaning set forth in Section 6.1.1.

1.139     “Know‑How” means all information, know-how and data, including trade secrets, inventions (whether patentable or not), discoveries, developments, methods, specifications, processes, expertise, techniques, technologies, other non-clinical, pre-clinical and clinical data, documentation and results (including pharmacological, toxicological, biological, chemical, physical, safety and manufacturing data and results), analytical and quality control data and results, Regulatory Filings and other technical information, in each case, whether or not patentable or copyrightable and that are not Covered by an issued Patent Right or otherwise publicly available. “Know-How” excludes any Patent Rights.

1.140     “Knowledge” means the good faith, actual understanding of the facts and information by a Party’s or any of its Affiliate’s executive officers and their attorneys employed in their Legal Department and Patent Department as of the Execution Date; provided that, with respect to information regarding the status of Patent Rights or other intellectual property rights, “Knowledge” means the good faith, actual understanding of the facts and information by a Party’s or any of its Affiliate’s executive officers and their attorneys employed in their Legal Department and Patent Department as of the Execution Date after performing a diligent investigation with respect to such facts and information as is customary in the conduct of its business with respect to such Patent Rights or other intellectual property rights (and not, for clarity, a diligent investigation solely in connection with this Agreement).

1.141      “Last Approved Budget” means, with respect to a Reference Calendar Year, the sum of (a) [***] and (b) [***]; provided, however, that if [***], then the budget used for purposes of clause (a) or clause (b), as applicable, shall be [***].

1.142     “Law” means all applicable laws, statutes, rules, regulations and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, agency or other body, domestic or foreign, including any applicable rules, regulations, guidelines, or other requirements of the Regulatory Authorities that may be in effect from time to time.

1.143     “Lead Development Party” has the meaning set forth in Section 2.2.2.

1.144      “Licensed Compound” mean (a) the ASO compound known as eplontersen (ION-682884), and (b) any other ASO (other than Inotersen) that is (i) discovered, owned or in-licensed by Akcea or any of its Affiliates as of the Execution Date and (ii) designed to bind to the RNA of TTR and reduce or block the production of transthyretin, or TTR protein, including, in each case ((a) and (b)), any salt, hydrate, solvate or pro-drug thereof.

1.145      “Licensed Product” means any pharmaceutical product, in any form, presentation, delivery system, dosage or formulation, containing a Licensed Compound, either alone or in combination with one or more other active pharmaceutical ingredients.

1.146     “Licensed Technology” means, collectively, (a) the Akcea Core Technology IP, (b) the Akcea Manufacturing IP, (c) the Akcea Product-Specific IP, (d) Akcea’s interest in the Joint Program Technology and (e) any other intellectual property Controlled by Akcea or its Affiliates on the Execution Date or any time prior to the end of the Term that Covers, or the use of which is necessary or reasonably useful to Exploit, the Licensed Compound or the Licensed Product.

1.147      “Losses” has the meaning set forth in Section 15.1.

1.148     “MAA” means, with respect to the Licensed Product, a marketing authorization application filed with the EMA after Completion of Clinical Trials to obtain Regulatory Approval for the Licensed Product under the centralized European filing procedure or, if the centralized EMA filing procedure is not used, filed using the applicable procedures in any European Union country or other country in Europe.

1.149      “Major Market” means any of the following countries: the United States, France, Germany, Italy, Spain, and the United Kingdom.

1.150     “Manufacture” or “Manufacturing” means all activities related to the manufacturing of an active pharmaceutical ingredient or product or any component thereof, including test method development and stability testing, formulation, process development, manufacturing scale-up, manufacturing for use in non-clinical and clinical studies, manufacturing for commercial sale, packaging, release of product, quality assurance/quality control development, quality control testing (including in-process, in-process release and stability testing) and release of product or any component or ingredient thereof, and regulatory activities related to all of the foregoing. “Manufacturing” will not include Development or Commercialization.

1.151      “Manufacturing Transition Plan” has the meaning set forth in Section 5.2.1.

1.152     “Medical Affairs” means activities conducted by a Party’s medical affairs departments (or, if a Party does not have a medical affairs department, the equivalent function thereof), including real world evidence, communications with key opinion leaders, continuing medical education, symposia, advisory boards (to the extent related to medical affairs or clinical guidance), activities performed in connection with patient registries, and other similar medical programs and communications.

1.153      “MHRA” means the Medicines and Healthcare products Regulatory Agency, and any successor entity thereto.

1.154     “NDA” means a New Drug Application (as more fully described in 21 C.F.R. 314.50 et seq. or its successor regulation) and all amendments and supplements thereto filed with the FDA.

1.155      “Negotiation Period” has the meaning set forth in Section 9.1.

1.156      “Net Sales” means, with respect to a Licensed Product, the gross invoiced amount on sales of such Licensed Product by or on behalf of AstraZeneca, its Affiliates, and its and their Sublicensees to Third Parties (which Third Parties will include distributors) after deduction of the following amounts, to the extent taken:

(a)
normal and customary trade, quantity or prompt settlement discounts (including initial launch stocking discounts, chargebacks and allowances) actually allowed, provided that such discounts are not applied disproportionately to such Licensed Product when compared to the other products of AstraZeneca, its Affiliates or its or their Sublicensees, as applicable;

(b)
amounts repaid or credited by reason of rejection, returns or recalls of goods, rebates or bona fide price reductions determined by AstraZeneca, its Affiliates or its or their Sublicensees in good faith;

(c)
rebates and similar payments made with respect to sales paid for by any Governmental Authority such as, by way of illustration and not in limitation of the Parties’ rights hereunder, Federal or state Medicaid, Medicare or similar state program in the United States or equivalent governmental program in any other country;

(d)	any invoiced amounts that are not collected by AstraZeneca, its Affiliates or its or their Sublicensees, including bad debts;

(e)
excise taxes, value added taxes, sales taxes, consumption taxes and other similar taxes (excluding any income, franchise or withholding taxes), customs duties, customs levies and import fees imposed on the sale, importation, use or distribution of the Licensed Product, including fees paid pursuant to Section 9008 of the Patient Protection and Affordable Care Act that AstraZeneca, its Affiliates or its or their Sublicensees, as applicable, allocable to sales of the Licensed Product in accordance with AstraZeneca’s, its Affiliates’ or its or their Sublicensees’ standard policies and procedures consistently applied across its products, as applicable;

(f)	the portion of administrative fees paid during the relevant time period to group purchasing organizations or pharmaceutical benefit managers relating to the Licensed Product;

(g)	service fees payable under any wholesaler agreement, distribution services agreement, inventory management agreement or other similar agreement;

(h)
any other similar and customary deductions (including co-pay cards) that are consistent with the United States generally accepted accounting principles or, in the case of non-United States sales, other applicable accounting standards;

(i)
an allowance for transportation costs, distribution expenses, special packaging and related insurance charges equal to three percent (3%) of the amount arrived at after application of the deductions under clauses (a) to (h) above; and

(j)	the actual cost paid by AstraZeneca, its Affiliates or its or their Sublicensees for each unit of a Device.

Net Sales (including any deductions) will be calculated using AstraZeneca’s internal audited systems used to report such sales as adjusted for any of the items above not taken into account in such systems, and in each case which are in accordance with AstraZeneca’s Accounting Standards, fairly applied and as employed on a consistent basis throughout AstraZeneca’s operations. To the extent any accrued amounts used in the calculation of Net Sales are estimates, such estimates shall be trued-up to actuals in accordance with AstraZeneca’s Accounting Standards (including that, for any estimates of deductions that are later decreased, the difference will be added back to Net Sales). Deductions pursuant to subsection (d) above will be taken in the Calendar Quarter in which such sales are no longer recorded as a receivable. As used above, the term “Device” means any device approved by a Regulatory Authority for use with the Licensed Product that is necessary to administer the Licensed Product to a patient (i.e., without such device the Licensed Product cannot be delivered in accordance with the Regulatory Approval).

1.157      “Non-Breaching Party” has the meaning set forth in Section 16.2.1(a).

1.158      “Non-Reimbursable Expenses” means each of the following, except as expressly included in Eligible Expenses (or a category of expenses included therein) or unless otherwise mutually agreed by the Parties:

(a)	the upfront fees payable by AstraZeneca to Akcea pursuant to Section 11.1;

(b)	the milestone payments payable by AstraZeneca to Akcea pursuant to Section 11.2 and Section 11.3;

(c)	any royalties payable by AstraZeneca to Akcea pursuant to Section 11.5 and Section 11.6;

(d)	expenses associated with stock-based compensation expenses; and

(e)	any amounts deducted from gross sales for the purpose of calculating Net Sales.

1.159      “Non-Transferring Party” has the meaning set forth in Section 17.3.

1.160      “Notice of Intent” has the meaning set forth in Section 9.1.

1.161      “Opt-Out Date” has the meaning set forth in Section 3.6.2(a).

1.162      “Opt-Out Right” has the meaning set forth in Section 3.6.1.

1.163      “Opt-Out Scenario One Royalties” has the meaning set forth in Section 3.6.2(b)(i).

1.164      “Opt-Out Scenario One Royalty Rates” has the meaning set forth in Section 3.6.2(b)(i).

1.165      “Order” means any writ, judgment, order, decree, injunction, award or ruling of any Governmental Authority.

1.166      “Other Operating Expenses” means the following FTE Costs and Out-of-Pocket Costs incurred after the Closing Date, to the extent, unless specifically stated otherwise, reasonably allocable to the Exploitation of the Licensed Product in the U.S. after the Closing Date and prior to the Opt-Out Date:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***];

(g)
any other categories of expenses included in the Development Plan and Budget, U.S. Medical Affairs Plan and Budget or U.S. Commercialization Plan and Budget for activities performed pursuant to the applicable plan for the Licensed Product but not accounted for in the definitions of Eligible Development Expenses, Eligible Medical Affairs Expenses, or Eligible Commercialization Expenses; and

(h)	other expenses incurred by or on behalf of a Party or its Affiliates in connection with the Exploitation of such Licensed Product approved by the JSC as Other Operating Expenses.

No expense included as an Eligible Development Expense, an Eligible Commercialization Expense or an Eligible Medical Affairs Expense will also be included as an Other Operating Expense.

1.167      “Other Operating Expenses Cost Share Notice” has the meaning set forth in Section 11.10.2.

1.168      “[***]” means costs incurred by a Party or for its account that are attributable to [***].

1.169     “Out-of-Pocket Costs” means, with respect to a Party, costs and expenses actually paid by such Party or its Affiliates to Third Parties (or payable to Third Parties and accrued in accordance with such Party’s Accounting Standards), other than employees of such Party or its Affiliates; provided that Out-of-Pocket Costs shall not include any costs that are subsumed within the definition of Included FTE Costs and Expenses.

1.170      “Party” or “Parties” has the meaning set forth in the Preamble of this Agreement.

1.171      “Party Affiliate” has the meaning set forth in the definition of “Control.”

1.172      “Party Vote” has the meaning set forth in Section 6.6.1.

1.173      “Patent Challenge” has the meaning set forth in Section 16.2.3.

1.174     “Patent Costs” means the Out-of-Pocket Costs paid to outside legal counsel and other Third Parties incurred (a) in the Prosecution and Maintenance of Akcea Product-Specific Patents or AstraZeneca Patent Rights claiming: (i) the specific composition of matter of a Licensed Compound or a Licensed Product, or (ii) methods of using a Licensed Compound or a Licensed Product as a prophylactic, therapeutic or diagnostic, or (b) in challenging any Patent Right Controlled by Third Parties to obtain freedom to operate for a Licensed Product, in each case ((a) and (b)), with respect to the U.S.

1.175     “Patent Right” means (a) issued patents, patent applications, inventor’s certificates and similar government-issued rights protecting inventions in any country or jurisdiction however denominated, (b) all priority applications, provisionals, divisionals, continuations, substitutions, continuations-in-part of and similar applications claiming priority to any of the foregoing, and (c) all patents and similar government-issued rights protecting inventions issuing on any of the foregoing applications, together with all patents-of-additions, registrations, reissues, renewals, re-examinations, confirmations, supplementary protection certificates, and extensions or restorations mechanisms, including patent term adjustments, pediatric exclusivity, Patent Term Extensions or the equivalent thereof of any of (a), (b), or (c) and (d) United States and foreign counterparts of any of the foregoing.

1.176      “Patent Term Extensions” means any and all extensions of a term of a Patent Right granted under the patent Laws of any country in the Territory, including supplementary protection certificates, patent term linkages and any other extensions that are now or in the future become available, wherever applicable.

1.177     “Permitted Licenses” means (a) licenses granted by Akcea or its Affiliates under the Akcea Core Technology Patent Rights, the Akcea Core Technology Know-How, the Akcea Manufacturing Patent Rights, or the Akcea Manufacturing and Analytical Know-How (but not under the Akcea Product-Specific Patent Rights or the Akcea Product-Specific Know-How) to enable such Third Party to manufacture or formulate oligonucleotides generally (and not specific to TTR), where (i) such Third Party is primarily engaged in providing contract manufacturing or services and is not engaged in drug discovery, development or commercialization of therapeutics in any material respect; and (ii) Akcea and its Affiliates do not assist such Third Party, or grant rights to such Third Party, to identify, discover or make an antisense oligonucleotide designed to bind to TTR; and (b) material transfer, collaboration, or sponsored research agreements with academic collaborators or non-profit institutions solely to conduct non-commercial research, in each case in this clause (b), to the extent [***].

1.178      “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture company, Governmental Authority, association or other entity.

1.179     “Phase 1 Clinical Trial” means a human clinical trial (or a portion of a human clinical trial) of a product in any country, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients, that would satisfy the requirements of 21 C.F.R. 312.21(a), or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.180      “Phase 2 Clinical Trial” means a human clinical trial (or a portion of a human clinical trial) of a product in any country that would satisfy the requirements of 21 C.F.R. 312.21(b) and whose design is intended to explore a variety of doses, dose response, and duration of effect, and to generate initial evidence of clinical safety and activity in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.181     “Phase 3 Clinical Trial” means (a) a human clinical trial (or a portion of a human clinical trial) of a product in any country that would satisfy the requirements of 21 C.F.R. 312.21(c) and whose design is intended to (i) establish that the product is safe and efficacious for its intended use, (ii) define warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (iii) support Regulatory Approval for such product, or (b) such other Clinical Trial designated as a Phase 3 Clinical Trial in the Development Plan and Budget, the protocol for such trial, or on clinicaltrials.gov (or foreign equivalent).

1.182     “PN” means transthyretin-mediated amyloid polyneuropathy. For the avoidance of doubt, PN includes polyneuropathy of wild-type or hereditary transthyretin-mediated amyloidosis.

1.183      “Potential [***]” has the meaning set forth in Section 9.1.

1.184     “Pricing and Reimbursement Approval” means any approval, agreement, determination, or decision received from a Governmental Authority establishing prices that can be charged to consumers for a pharmaceutical product or that will be reimbursed by Governmental Authorities for a pharmaceutical product, in each case, in a country in the Territory where Governmental Authorities or Regulatory Authorities approve or determine pricing for pharmaceutical products for reimbursement or otherwise.

1.185      “Prior Agreements” means the agreements listed on Schedule 1.185 attached hereto, each, as in effect on the Execution Date, without further amendment, modification or supplement (subject to that certain Letter Agreement by and among AstraZeneca, Akcea and Ionis, dated as of the Execution Date).

1.186     “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent Right, the preparation, filing, prosecution and maintenance of such Patent Right, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and Patent Term Extensions with respect to such Patent Right, together with the initiation or defense of interferences, the initiation or defense of oppositions and other similar proceedings with respect to the particular Patent Right, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” will not include any other enforcement actions taken with respect to a Patent Right.

1.187      “PTC” means PTC Therapeutics International Limited or its successors, assigns or designees under the PTC Agreement.

1.188      “PTC Agreement” means the Collaboration and License Agreement dated August 1, 2018, by and between PTC and Akcea.

1.189     “PTC Territory” means Latin America and the Caribbean, using the United Nations M49 standard definition for that region, but excluding the following countries and territories: Anguilla, Aruba, Bahamas, Barbados, Bonaire, Sint Eustatius and Saba, British Virgin Islands, Cayman Islands, Curaçao, Guadeloupe, Martinique, Montserrat, Puerto Rico, Saint Barthélemy, Saint Martin (French Part), Sint Maarten (Dutch part), Turks and Caicos Islands, United States Virgin Islands, Bouvet Island, Falkland Islands (Malvinas), French Guiana, South Georgia and the South Sandwich Islands.

1.190      “PTC Territory License Date” has the meaning set forth in Section 8.1.1.

1.191      “Receiving Party” has the meaning set forth in Section 13.1.

1.192      “Reference Calendar Year” has the meaning set forth in Section 3.2.3(b).

1.193      “Reference Product” has the meaning set forth in the definition of “Generic Intrusion”.

1.194      “Regulatory Approval” means, with respect to a country or other jurisdiction in the Territory, the approval of the applicable Regulatory Authority necessary for the marketing and sale of a product in such country or other jurisdiction, including, where applicable, (a) Pricing and Reimbursement Approvals in such country or other jurisdiction and (b) the expansion or modification of the label for additional Indications or uses, but excluding any Emergency Use Approval pursuant to Section 564 of the United States Federal Food, Drug and Cosmetic Act, as amended, and any similar approval in a country other than the U.S.

1.195      “Regulatory Approval Application” means (a) an NDA, (b) an MAA or (c) any other application to seek Regulatory Approval of a product in any country in the Territory, as defined in applicable Laws and filed with the relevant Regulatory Authorities of such country.

1.196     “Regulatory Authority” means the FDA in the United States, or any Governmental Authority in another country that holds responsibility for granting Regulatory Approval for a product in such country and any successor(s) thereto.

1.197      “Regulatory Exclusivity Period” means, with respect to each Licensed Product in any country in the Territory, a period of exclusivity (other than Patent Right exclusivity) granted or afforded by applicable Law or by a Regulatory Authority in such country that confers exclusive marketing rights with respect to such Licensed Product for all approved Indications in such country, such as new chemical entity exclusivity, orphan drug exclusivity, non-patent related pediatric exclusivity or any other applicable marketing exclusivity, including any such periods listed in the FDA’s Orange Book or any such periods under national implementations in the EU of Article 10 of Directive 2001/83/ED, Article 14(11) of Parliament and Council Regulation (EC) No. 726/2004, Parliament and Council Regulation (ED) No. 141/2000 on orphan medicines, Parliament and Council Regulation (ED) No. 1901/2006 on medicinal products for pediatric use and all international equivalents of any of the foregoing.

1.198    “Regulatory Filing” means, with respect to a product, any documentation comprising or relating to or supporting any filing or application with any Regulatory Authority with respect to such product, or its use or potential use, including any document submitted to any Regulatory Authority, including any IND, any drug master files, any Regulatory Approval Application and any correspondence with any Regulatory Authority with respect to such product (including minutes of any meetings, telephone conferences or discussions with any Regulatory Authority).

1.199      “Regulatory Owner” has the meaning set forth in Section 4.3.1.

1.200      “Regulatory Strategy” has the meaning set forth in Section 4.1.

1.201      “Regulatory Working Group” or “RWG” has the meaning set forth in Section 6.5.1.

1.202      “Reversion License” has the meaning set forth in Section 16.3.1(b)(i).

1.203      “Right of First Negotiation” has the meaning set forth in Section 9.1.

1.204      “ROW Commercialization Plan” has the meaning set forth in Section 3.3.

1.205      “ROW Development Activities” has the meaning set forth in Section 2.2.2.

1.206      “ROW Net Sales” has the meaning set forth in Section 11.6.1.

1.207      “ROW Royalties” has the meaning set forth in Section 11.6.1.

1.208      “ROW Royalty Rates” has the meaning set forth in Section 11.6.1.

1.209      “ROW Territory” means the Territory other than U.S.

1.210     “Royalties” means ROW Royalties and U.S. Royalties.

1.211      “Royalty Term” means, with respect to each Licensed Product in each country in the Territory, the period commencing on the First Commercial Sale of such Licensed Product in such country and expiring upon the latest of (a) [***], (b) [***], (c) [***], and (d) the [***] anniversary of the First Commercial Sale of such Licensed Product in such country.

1.212      “SDEA” has the meaning set forth in Section 4.6.2.

1.213      “Second Opt-Out Period” has the meaning set forth in Section 3.6.1.

1.214      “Securities Acts” means the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities Law.

1.215     “Senior Officers” means the President of Akcea and the Executive Vice President for BioPharmaceuticals R&D or Executive Vice President for BioPharmaceuticals Commercial of AstraZeneca, or the functional successor in their respective organizations, or their respective designees at Senior Vice President level or above who have the authority to decide the applicable matter.

1.216     “Settlement Sublicense” means a sublicense to a Third Party granted by AstraZeneca under its licenses set forth in Section 8.1 to settle or avoid litigation related to (a) the alleged infringement by a Licensed Compound or Licensed Product or the Exploitation thereof of any Patent Rights or other intellectual property of a Third Party or (b) the alleged non-infringement, invalidity or unenforceability of any Patent Rights claiming a Licensed Compound or Licensed Product or Exploitation thereof; provided that any payments received from a Third Party under a Settlement Sublicense as consideration for the Settlement Sublicense will be shared as provided in Section 12.4.4.

1.217      “[***]” means, with respect to [***]; provided that if [***], then [***]:

Reference Calendar Year	[***] for such Reference Calendar Year
2022	[***]%
2023	[***]%
2024	[***]%
2025	[***]%
2026	[***]%
2027	[***]%
2028	[***]%
2029 and each Calendar Year thereafter	[***]%

1.218      “Statement of Interest” has the meaning set forth in Section 9.1.

1.219      “Subcommittee” has the meaning set forth in Section 6.2.

1.220      “Sublicense” has the meaning set forth in Section 8.4.

1.221      “Sublicensee” means a Third Party to whom AstraZeneca or its Affiliates has granted a Sublicense under any Licensed Technology in accordance with the terms and conditions of this Agreement. For clarity, Akcea and its Affiliates are not Sublicensees of AstraZeneca.

1.222      “Supply Agreement” means any agreement between AstraZeneca and a Third Party for the supply of the Licensed Compound or Licensed Product to AstraZeneca, but solely to the extent that any such agreement is solely and exclusively related to the Licensed Product and not any other AstraZeneca product.

1.223      “Term” has the meaning set forth in Section 16.1.

1.224      “Terminated Territory” means, with respect to a Licensed Product, any country or jurisdiction for which this Agreement is terminated with respect to such Licensed Product, or the Territory if this Agreement is terminated in its entirety with respect to such Licensed Product.

1.225      “Territory” means all countries of the world other than (a) the Terminated Territory and (b) the PTC Territory unless and until the PTC Territory License Date. For clarity, from and after the PTC Territory License Date, the “Territory” shall include the PTC Territory.

1.226      “Third Party” means any Person that is neither a Party nor an Affiliate of a Party.

1.227      “Third Party Claims” has the meaning set forth in Section 15.1.

1.228      “Third Party Payments” has the meaning set forth in Section 11.6.2(d).

1.229     “Trademark” means any word, name, symbol, color, shape, designation or any combination thereof, including any trademarks, service marks, certification marks, trade dress, internet domain names, trade names, identifying symbols, designs, product names, company names, slogans, logos or insignia, that functions as an identifier of source, origin or quality, whether registered or unregistered, and all common law rights, applications and registrations therefor, and all goodwill associated therewith, and all domain names, URLs or social media tags, handles and other identifiers containing such marks.

1.230      “Transferring Party” has the meaning set forth in Section 17.3.

1.231      “Transition Period” has the meaning set forth in Section 16.3.3(a)(iii).

1.232      “Transition Plan” has the meaning set forth in Section 16.3.3(a)(i).

1.233      “Transition Services” has the meaning set forth in Section 16.3.3(a)(i).

1.234      “TTR” means the human gene transthyretin (NCBI Accession No. NM_000371; Gen ID: 7276), or any alternative splice variants, mutants, polymorphisms and fragments thereof.

1.235      “United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.236      “U.S. Commercialization Plan and Budget” has the meaning set forth in Section 3.2.1.

1.237      “U.S. Development Activities” has the meaning set forth in Section 2.4.1.

1.238      “U.S. Medical Affairs Plan and Budget” has the meaning set forth in Section 3.2.2.

1.239      “U.S. Royalties” has the meaning set forth in Section 11.5.1.

1.240      “U.S. Royalty Rates” has the meaning set forth in Section 11.5.1.

1.241     “Valid Claim” means a claim (a) of any issued, unexpired United States or foreign Patent Right, which will not, in the country of issuance, have been donated to the public, disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision, or (b) of any United States or foreign patent application within a Patent Right, which will not, in the country in question, have been cancelled, withdrawn, abandoned nor been pending for more than seven years, not including in calculating such seven-year period of time in which such application is in interference or opposition or similar proceedings or time in which a decision of an examiner is being appealed. Notwithstanding the foregoing, on a country-by-country basis, a patent application pending for more than seven years will not be considered to have any Valid Claim for purposes of this Agreement unless and until a patent meeting the criteria set forth in clause (a) above with respect to such application issues.

Schedule 1.11

Akcea Core Technology Patent Rights

Akcea Docket Number	Country	Status	Patent/ Application No.	Filing Date	Grant Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]

Akcea Docket Number	Country	Status	Patent/ Application No.	Filing Date	Grant Date	Title
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Akcea Docket Number	Country	Status	Patent/ Application No.	Filing Date	Grant Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]		[***]
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[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]

Akcea Docket Number	Country	Status	Patent/ Application No.	Filing Date	Grant Date	Title
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]

Schedule 1.18

Akcea Manufacturing Patent Rights

Technology	Akcea Docket Number	Status	Country/Treaty	Application/Pate nt Number	Filing Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

Schedule 1.23

Akcea Product-Specific Patent Rights

Akcea Docket Number	Country	Status	Patent/ Application No.	Filing Date	Grant Date	Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Akcea Docket Number	Country	Status	Patent/ Application No.	Filing Date	Grant Date	Title
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]

Schedule 1.94

Existing In-License Agreements

1.	[***]

2.
Development, Commercialization and License Agreement between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc. dated March 14, 2018 (subject to that certain Letter Agreement by and among between AstraZeneca AB, Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc., dated as of the Execution Date)

Schedule 1.185

Prior Agreements

1.	[***]

2.
Development, Commercialization and License Agreement between Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc. dated March 14, 2018 (subject to that certain Letter Agreement by and among between AstraZeneca AB, Akcea Therapeutics, Inc. and Ionis Pharmaceuticals, Inc., dated as of the Execution Date)

3.	[***]

Schedule 2.2.1

Initial Development Plan and Budget

[***]

ION-682884 (Eplontersen)
INITIAL DEVELOPMENT PLAN1
December 6, 2021
The purpose of this document is to describe:

[***]

1 To be updated after the Closing Date and approved by the Joint Steering Committee

1.	INTRODUCTION

[***]

1.1.	Key program goals to the end of Phase 3
[***]

2.	NONCLINICAL DEVELOPMENT PLAN

2.1.	Toxicology and Pharmacokinetic Studies

2.1.1.Toxicology and PK Summary

[***]

Table 1:	Eplontersen Toxicology and Safety Pharmacology Studies.

Study Type and Duration (Study Number)	Species and Strain	Route	Dose and Regimen	GLP
Repeated-Dose Toxicity
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Genotoxicity
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Reproductive and Developmental Toxicity
[***]	[***]	[***]	[***]	[***]
Carcinogenicity
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Safety Pharmacology
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

2.1.2.	Pharmacokinetic Summary

[***]

Table 2:	Summary of eplontersen Pharmacokinetic Studies.

Study No.	Study Title	Dosing Route	Doses and Regimen	GLP
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

2.2.	Reproductive Toxicology Studies

[***]

2.3	Carcinogenicity Studies

[***]

Table 3:  Key Dates for Mouse and Rat Carcinogenicity Studies.

Carc. Study	Start	End In-Life	Prelim. Data	Report
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Table 4: Planned Actions and Studies for Carcinogenicity Program.

Action	Completion Date
[***]	[***]
[***]	[***]

[***]	[***]

2.4	Impurity Qualification Study

[***]

Table 5:	Key Dates for Mouse Impurity Qualification Study.

Qualification Study	Start	End In-Life	Prelim. Data*	Report
[***]	[***]	[***]	[***]	[***]

2.5	Immunogenicity Assessment (Anti-Drug Antibody Analysis)

[***]

Table 6:	Key Dates for Immunogenicity Assessment for Preclinical Studies

IM Assessment	Start	End	Prelim. Data*	Report
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

3.           CLINICAL DEVELOPMENT PLAN

3.1.	ION-682884-CS2: Phase 3

Figure 1:	CARDIO-TTRansform Study Schema

[***]

3.2.	ION-682884-CS3: Phase 3

[***]

3.3.	ION-682884-CS20: Phase 1

[***]

3.3.1.	Study Design

[***]

Table 7:	Study ION-682884-CS20 Design and Current Extent of Exposure

Cohort	Dose Level	Doses	Total Dose	Subject N (Eplontersen: Placebo)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

Summary of results:

•	[***]

•	[***]

•	[***]

3.4.	ION-682884-CS21: Phase 1

[***]

3.4.1.	Study Design

[***]

Primary Endpoint

[***]

Secondary Endpoint

[***]

3.4.2.	Drug Interaction Studies

[***].

3.4.3.	Immunogenicity Assessment (Anti-Drug Antibody Assessment)

[***]

[***]

Table 8:	Key Dates for Immunogenicity Assessment

IM Assessment	Start	End	Prelim. Data*	Report
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

3.4.4.	Studies in Special Populations

[***]

3.4.5.	‘Thorough QT’ Study

[***]

Table 9:	Key Dates for [***]

QT Assessment	Start	End	Prelim. Data*	Report
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

3.4.6.	Human ADME Study

[***]

3.4.7.	Population PK and PKPD Study

[***]

4.	REGULATORY STRATEGY

[***]

5.	MANUFACTURING STRATEGY

[***]

6.	ROLES AND RESPONSIBILITIES

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

7.	BUDGET

[***]

8.	DEVELOPMENT PLAN

[***]

Schedule 3.2.1
Allocation of Co-Commercialization and Medical Affairs Activities
[***]
Function		Responsible Party	Activities
Patient Management Functions
			Global	US
[***]		[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]		[***]
		[***]		[***]
	[***]	[***]		[***]
		[***]		[***]
	[***]	[***]		[***]
		[***]		[***]
	[***]	[***]		[***]
		[***]		[***]
[***]		[***]	[***]	[***]
		[***]	[***]	[***]
Customer-Facing Functions
[***]		[***]		[***]
		[***]		[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
	[***]	[***]		[***]
		[***]		[***]
	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]

Schedule 3.2.3(b)

Cost Share Scenarios

US COMMERCIAL/MEDICAL AFFAIRS BUDGET EXAMPLE
[***]

[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]
[***]			[***]		[***]	[***]
[***]			[***]
[***]			[***]	[***]

[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]
[***]			[***]		[***]	[***]
[***]			[***]
[***]			[***]	[***]

[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]		[***]			[***]	[***]	[***]
[***]		[***]			[***]	[***]	[***]
[***]			[***]		[***]	[***]
[***]			[***]
[***]			[***]	[***]

[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]				[***]	[***]	[***]
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Schedule 6.8

Alliance Manager Activities

Each Alliance Manager is responsible for:

(a)	Promoting the overall health of the relationship between the Parties;

(b)	Organizing each meeting of the Parties, including agendas, drafting minutes, and publishing final minutes; and

(c)	Assisting the JDC and JCMC in preparing status and progress reports on the above as determined necessary by the Parties.

Schedule 7.2.2

Existing Third Party Subcontractors

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Schedule 8.3.2

Authorized CMOs as of the Execution Date

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Schedule 16.3.3(a)(ii)

Transition Plan Dispute Resolution

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